Oppenheimer Limited Term Municipal Fund

6803 South Tucson Way, Centennial, Colorado 80112

1.800.CALL OPP (225.5677)

Statement of Additional Information dated January 28, 2009, revised May 4, 2009

This Statement of Additional Information (“SAI”) is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 28, 2009, revised May 4, 2009. It should be read together with the Prospectus, which may be obtained by writing to the fund’s transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 (the “Transfer Agent”) or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents     Page

About the Fund

Additional Information About the Fund’s Investment Policies and Risks

The Fund’s Investment Policies

Municipal Securities

Other Investment Techniques and Strategies

Other Investment Restrictions

Disclosure of Portfolio Holdings

How the Fund is Managed

Organization and History

Board of Trustees and Oversight Committees

Trustees and Officers of the Fund

The Manager

Brokerage Policies of the Fund
Distribution and Service Plans
Payments to Fund Intermediaries
Performance of the Fund

About Your Account

How To Buy Shares
How To Sell Shares
How to Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund

Financial Information About the Fund

Report of Independent Registered Public Accounting Firm
Financial Statements

Appendix A: OppenheimerFunds Special Sales Charge Arrangements and Waivers     A-1

Appendix B: Municipal Bond Rating Definitions     B-1

A B O U T T H E F U N D

Additional Information About the Fund’s Investment Policies and Risks

The investment objective and the principal investment policies of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and the types of securities that the Fund’s investment manager, OppenheimerFunds, Inc., (the “Manager”) may select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund’s Investment Policies. The composition of the Fund’s portfolio and the techniques and strategies that the Fund’s Manager uses in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described in this SAI in seeking its objective. It may use some of the investment techniques and strategies at some times or not at all.

The Fund’s municipal securities that are held to maturity are redeemable by the security’s issuer at full principal value plus accrued interest. The values of those securities held by the Fund, however, may be affected by changes in general interest rates and other factors, prior to their maturity. Because the current values of debt securities vary inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally decline in value. Conversely, should interest rates decrease after a security is purchased, normally its value would rise.

Those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security’s maturity. The Fund may dispose of securities prior to their maturity for investment purposes. In that case, the Fund could realize a capital gain or loss on the sale.

There are variations in the credit quality of municipal securities, both within a particular rating category and between categories. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Unless the Prospectus or SAI states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except for borrowing and investments in illiquid securities). In that case the Fund need not sell securities to meet the percentage limits if the value of the investment changes in proportion to the size of the Fund.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under “What Does the Fund Mainly Invest In?” and “About the Fund’s Investments.” Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

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Municipal Bonds. Long-term municipal securities which have a maturity of more than one year (when issued) are classified as “municipal bonds.” The principal classifications of long-term municipal bonds are “general obligation” bonds and “revenue” bonds (including “industrial development” and “private activity” bonds). They may have fixed, variable or floating rates of interest, or may be “zero-coupon” bonds, as described below.

     Some bonds may be “callable,” allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is five to ten years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn, that could reduce the Fund’s yield.

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General Obligation Bonds. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

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Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source such as a state’s or local government’s proportionate share of the tobacco Master Settlement Agreement (“MSA”) (as described in the section titled “Tobacco Related Bonds.”) Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

     Although the principal security for revenue bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

|_|      Private Activity Bonds. The Tax Reform Act of 1986 amended and reorganized the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), including the rules governing tax-exemption for interest on certain types of municipal securities known as “private activity bonds” (or, “industrial development bonds” as they were referred to under pre-1986 law). The proceeds from private activity bonds are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if (i) the financed activities fall into one of seven categories of “qualified private activity bonds,” consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and (ii) certain tests are met. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

     Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a “substantial user” of the facilities financed by the bond, or a “related person” of such a substantial user. Generally a “substantial user” is a non-exempt person who regularly uses part of a facility in a trade or business.

     Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

     The payment of the principal and interest on such qualified private activity bonds is dependent solely on the ability of the facility’s user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

     Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund’s portfolio could be affected by these limitations if they reduce the availability of such bonds.

Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject. If such qualified private activity bonds were held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to such shareholders.

|X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

     |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

     |_| Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue-sharing programs.

     |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

     |_| Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

     |X| Tax Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

      |X| Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturities for which the interest rate is reset at specific shorter frequencies (typically every 7 - 35 days) through a “dutch” auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction “clears,” meaning the lowest possible interest rate at which all the securities can be sold at par. This “clearing rate” is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

      |X| Municipal Lease Obligations. The Fund’s investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

     Some municipal lease securities may be deemed to be “illiquid” securities. Their purchase by the Fund would be limited as described below in “Illiquid Securities.” The Manager may determine that certain municipal leases are liquid under specific guidelines that require the Manager to evaluate:

 the frequency of trades and price quotations for such securities;

the number of dealers or other potential buyers willing to purchase or sell such securities;

the availability of market-makers; and

the nature of the trades for such securities.

     Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

     Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

In addition to the risk of “non-appropriation,” municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

Tobacco Related Bonds.  The Fund may invest in two types of tobacco related bonds:  (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state’s interest in the MSA described below, and (ii) tobacco bonds subject to a state’s appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson (merged with R.J. Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA  The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect a Fund’s net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims.  An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state’s appropriation pledge (“STA Tobacco Bonds”).  STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

     These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation.  Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer’s general funds.  Appropriation debt differs from a state’s general obligation debt in that general obligation debt is backed by the state’s full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually.  While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Funds consider the STA Tobacco Bonds to be “municipal securities” for purposes of their concentration policies.

Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the “MSA-related legislation”). One or more of the lawsuits allege, among other things, that the MSA and/or the states’ MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states’ MSA-related legislation have not been ultimately successful, although three such challenges (the Grand River and Freedom Holdings cases in federal court in New York and the Xcaliber case in federal court in Louisiana, each of which is discussed below) have survived initial appellate review of motions to dismiss. Moreover, these three cases and the A.B. Coker case in federal court in Louisiana (discussed below) are the only cases challenging the MSA or related legislation that have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states’ MSA-related legislation. In Grand River and Freedom Holdings, certain decisions by the U.S. Court of Appeals for the Second Circuit have created heightened uncertainty as a result of that court’s interpretation of federal antitrust immunity and Commerce Clause doctrines as applied to the MSA and the states’ MSA-related legislation. The Second Circuit’s interpretation appears to conflict with interpretations by other courts which have rejected challenges to the MSA and the states’ MSA-related legislation. Prior district court and appellate decisions in circuits other than the Second Circuit rejecting such challenges (in the Third, Fourth, Fifth, Sixth, Ninth and Tenth Circuits) have concluded that the MSA and the MSA-related legislation do not violate the Commerce Clause of the U.S. Constitution and/or are protected from antitrust challenges based on established antitrust immunity doctrines. In addition, proceedings are pending or on appeal in certain other cases, including two challenged by certain tobacco companies not participating in the MSA in federal court in Louisiana. One case (Xcaliber) alleges, among other things, that the Louisiana MSA-related statute violates the rights of free speech, due process of law and equal protection of the laws guaranteed by the U.S. Constitution and the federal antitrust laws. On March 1, 2006, the U.S. Court of Appeals for the Fifth Circuit vacated the district court’s dismissal of the plaintiffs’ complaint in this case and remanded the case for reconsideration. Following two years of trial motions, the federal district trial was expected to begin in mid-2008. The other case (A.B. Coker) alleges the MSA and Louisiana’s MSA-related legislation are violations of the Commerce Clause, Due Process Clause and First Amendment of the U.S. Constitution and other federal statutes. In late 2006, the federal district court granted in part and denied in part the defendant’s motion to dismiss. The court allowed the case to proceed on claims that the MSA and Louisiana’s related legislation are violations of the Commerce Clause, Due Process Clause and First Amendment of the U.S. Constitution and other federal statutes. A trial date was expected to be set in late 2008.

Such conflicts may result in significant uncertainty regarding the validity and enforceability of the MSA and/or the states’ related MSA-legislation and could adversely affect payment streams associated with the MSA and the bonds. The existence of a conflict as to the rulings of different federal courts on these issues, especially between Circuit Courts of Appeals, is one factor that the U.S. Supreme Court may take into account when deciding whether to exercise its discretion in agreeing to hear an appeal. No assurance can be given that the U.S. Supreme Court would choose to hear and determine any appeal relating to the substantive merits of the cases challenging the MSA or the states’ MSA-related legislation.

Grand River and Freedom Holdings. Both cases are pending in the U.S. District Court for the Southern District of New York and seek to enjoin the enforcement of states’ MSA-related legislation. The Grand River case is pending against the attorneys general of 30 states. The plaintiffs seek to enjoin the enforcement of the states’ MSA-related legislation, and allege, among other things, (a) violations of federal antitrust law, the accompanying state legislation enacted pursuant to the MSA mandates or authorizes such violations and is thus preempted by federal law and that (b) the MSA and related statutes are invalid or unenforceable under the Commerce Clause of the U.S. Constitution. Grand River was remanded and remains pending in the Southern District and the parties have engaged in discovery with respect to the antitrust and Commerce Clause claims.

The Freedom Holdings case is pending against the attorney general and the commissioner of taxation and finance of the State of New York and is based on the same purported claims as the Grand River case. These two suits have survived appellate review of motions to dismiss for failure to state a claim upon which relief can be granted. Grand River is in the discovery phase of litigation in preparation for the development of a factual record to support possible findings of fact that may be used by the court in its decision as to the pending claims. The discovery deadline has passed in Freedom Holdings and motions for summary judgment were fully submitted to the court on March 7, 2007, which are pending.

To date, the Second Circuit is the only federal court that has sustained a Commerce Clause challenge to the MSA and MSA-related legislation after reviewing a motion to dismiss. A final decision in these cases by the District Court would be subject to appeal to the Second Circuit and would likely be further appealed to the U.S. Supreme Court. A Supreme Court decision to affirm or to decline to review a Second Circuit ruling that is adverse to the participating manufacturers and states, challenging validity or enforceability of MSA or the states’ MSA-related legislation, could potentially lead to invalidation of the MSA and states’ MSA-related legislation in their entirety, materially affect the payment streams under the MSA and/or result in the complete loss of the Fund’s outstanding investment.

In addition to the cases identified above, proceedings are pending in federal courts that challenge the MSA and/or the states’ MSA-related legislation in California, Kentucky, Tennessee and Arkansas. The issues raised in Freedom Holdings or Grand River are also raised in many of these other cases. The MSA and states’ MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states’ MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as “secondhand smoke.” Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

      The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer’s ability to make payments under the MSA.

     |X| Maturity of the Fund’s Portfolio. The Fund seeks to maintain a dollar-weighted average effective portfolio maturity of five years or less to try to reduce the volatility of the values of its securities. However, the Fund can invest in securities that have short, intermediate or long maturities. The goal is to try to manage the sensitivity of the Fund’s portfolio to changes in interest rates, and in doing so to manage the volatility of the Fund’s share prices in response to those changes.

     The Manager determines the effective maturity of debt obligations purchased by the Fund considering various factors that apply to a particular type of debt obligation, including those described below. While a debt security’s maturity can be used to measure the sensitivity of the security’s price to changes in interest rates, the term to maturity of a security does not take into account the pattern (or expected pattern) of the security’s payments of interest or principal prior to maturity.

|X| Credit Ratings of Municipal Securities. The Fund normally invests at least 95% of its net assets (plus borrowing for investment purposes) in investment-grade municipal securities that are exempt from federal income tax (including securities subject to alternative minimum tax). Not more than 5% of net assets will be invested in securities rated below investment grade at the time of acquisition. Ratings by rating organizations such as Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”) represent the respective rating agency’s opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by S&P’s, Moody’s, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund’s investment policies.

The Fund may buy municipal securities that are “pre-refunded.” The issuer’s obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

A list of the rating categories of S&P’s, Moody’s and Fitch for municipal securities is contained in Appendix A to this SAI. Because the Fund may purchase securities that are unrated by nationally recognized rating organizations the Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager’s rating does not constitute a guarantee of the quality of a particular issue.

In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer’s management and regulatory factors affecting the issuer and the particular facility.

|_| Special Risk of Below Investment-Grade Securities. Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund’s net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund’s investment strategies, the Fund limits its investments in lower quality securities. While securities rated within the category “Baa” by Moody’s or “BBB” by S&P or Fitch are investment grade, they may be subject to special risks and have some speculative characteristics.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

     |X| Floating Rate and Variable Rate Obligations. Floating or variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap index or a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a specified market rate but is adjusted automatically at specified intervals of not more than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate obligation meets the Fund’s quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

     Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon not more than thirty days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days’ notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven days are subject to the Fund's limitations on investments in illiquid securities.

|X|     Inverse Floaters. The Fund invests in “inverse floaters” which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed-rate security having similar credit quality, redemption provisions and maturity. The Fund can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.

     An inverse floater is typically created by a trust that divides a fixed-rate municipal security into two securities: a short-term tax-exempt floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a "residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

     To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund may also purchase inverse floaters created when another party transfers a fixed-rate municipal security to a trust. The trust then issues short-term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long-term, fixed-rate security. For example, the interest rate on one obligation reflecting short-term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed-rate security, multiplied by a factor of two, minus the rate paid on the short-term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax exempt interest rates. As long as the municipal yield curve remains positively sloped, and short-term rates remain low relative to long-term rates, owners of inverse floaters will have the opportunity to earn interest at above-market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate “cap” as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. “Embedded” caps can be used to hedge a portion of the Fund’s exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

The Fund may enter into a “shortfall and forbearance” agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a “shortfall and forbearance” agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

     Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

      |X| Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so.

|X| “When-Issued” and “Delayed-Delivery” Transactions. The Fund can purchase securities on a “when-issued” basis, and may purchase or sell such securities on a “delayed-delivery” (or “forward commitment”) basis. “When-issued” or “delayed-delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

     When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction, the Fund will identify on its books liquid assets with a value at least equal to the value of purchase commitments until the Fund pays for the investment.

When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

|X|     Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer’s credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund’s investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

|X| Puts and Standby Commitments. The Fund may acquire “stand-by commitments” or “puts” with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager’s opinion, present minimal credit risks. The Fund’s ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund’s business relationships with the seller.

A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund’s books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities. They must meet credit requirements set by the Manager from time to time. The Manager will monitor the vendor’s creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral’s value.

The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund’s limits on holding illiquid investments. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements of seven days or less.

Repurchase agreements, considered “loans” under the Investment Company Act of 1940 (the “Investment Company Act”), are collateralized by the underlying security. The Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral’s value must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the “SEC”), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

|X| Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements on debt obligations it owns. Under a reverse repurchase agreement, the Fund sells an underlying debt obligation and simultaneously agrees to repurchase the same security at an agreed-upon price at an agreed-upon date. The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

  These transactions involve the risk that the market value of the securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. These agreements are considered borrowings by the Fund and will be subject to the asset coverage requirement under the Fund's policy on borrowing discussed below.

■

Illiquid Securities. The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager. This determination takes into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund’s holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days. The Manager determines the liquidity of certain of the Fund’s investments and monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to meet percentage restrictions.

      The Fund may also acquire restricted securities through private placements. Those restrictions might limit the Fund’s ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      |X| Borrowing and Leverage. The Fund can borrow from banks for investment-related purposes such as purchasing securities that the Manager believes are attractive investments, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund, or to contribute to such trusts to enable them to pay for tenders of their short-term securities by the holders. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as "leverage." Under the Fund's investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When a Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its borrowings within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, borrowing might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

The Fund participates in a secured line of credit (the "Line of Credit") with certain conduit facilities, Citibank, N.A. ("Citibank"), and other banks. The Line of Credit enables the Fund to participate with certain other Oppenheimer funds in a committed, secured borrowing facility which was increased in October 2008 to permit borrowings of up to $3,000,000,000, in the aggregate by the participants. The Line of Credit is required to be operated in compliance with the terms of an exemptive order issued by the SEC to Citicorp North America, Inc. ("Citicorp"), which acts as agent for the lenders under the Line of Credit. That Line of Credit can be used to purchase securities for investment or for other business purposes. The Fund's Board determined that the Fund's participation in the Line of Credit is consistent with the Fund's investment objective and policies and is in the best interests of the Fund and its shareholders.

The Board has adopted procedures that govern the Fund's participation in the Line of Credit. To facilitate the lender's willingness to increase the amount available to the Fund and other affiliated funds that are borrowers under that loan facility, the Manager has used its own resources to fund certain collateral accounts for the potential benefit of Citibank, one of the lenders in connection with another investment program unrelated to the Fund or the loan. The Manager has received no compensation from the Fund or the lender for establishing that collateral account or in connection with the increase in the Line of Credit available to the Fund and its affiliated funds.

     Loans are typically secured by assets of the Fund. Liquidity support for loans from the Line of Credit facility is provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund has paid its pro rata portion of a loan commitment fee for the Line of Credit and the recent increase thereto, and pays additional fees on its outstanding borrowings annually for the lender to manage and administer the facility. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.

     |X| Loans of Portfolio Securities. The Fund may lend its portfolio securities to attempt to increase its income pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"). Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments, including money market funds advised by the Manager, specified in its securities lending procedures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. The Fund did not engage in any securities lending during its fiscal year ended September 30, 2008.

The terms of the loans must permit the Fund to recall loaned securities on five business days' notice. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

|X| Other Derivative Investments. The Fund can invest in other municipal derivative securities that pay interest that depends on the change in value of an underlying asset, interest rate or index. Examples are interest rate swaps, municipal bond indices or swap indices. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

|X| Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund may:

|_|     sell interest rate futures or municipal bond index futures,

|_|     buy puts on such futures or securities, or

|_|     write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

Covered calls may also be written on debt securities to attempt to increase the Fund’s income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund may:

     |_|     buy interest rate futures or municipal bond index futures, or

|_|     buy calls on such futures or on securities.

The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager’s discretion, as described below. The Fund’s strategy of hedging with futures and options on futures will be incidental to the Fund’s investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective, are approved by its Board, and are permissible under applicable regulations governing the Fund.

     |_| Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called “interest rate futures”) and municipal bond indices (these are referred to as “municipal bond index futures”).

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

A “municipal bond index” assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

No money is paid by or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the “futures broker”). Initial margin payments will be deposited with the Fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund’s books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury bonds on a duration-adjusted basis.

Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (for example, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

     |_| Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls), including index options, securities options and options on futures. These strategies are described below.

     |_| Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund’s call writing is subject to a number of restrictions:

(1)	After the Fund writes a call, not more than 20% of the Fund’s total assets may be subject to calls.

(2)

Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ®, the automated quotation system of The NASDAQ® Stock Market, Inc. or traded in the over-the-counter market.

(3)	Each call the Fund writes must be “covered” while it is outstanding. That means the Fund must own the investment on which the call was written.

     The Fund may write calls on futures contracts, but if it does not own the futures contract or deliverable securities, these calls must be covered by securities or other liquid assets that the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised.

When the Fund writes a call on a security, it receives cash (a premium).The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund’s custodian bank, or a securities depository acting for the custodian bank, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund’s entering into a closing purchase transaction.

     When the Fund writes an over-the-counter (“OTC”) option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is “in-the-money”). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

|_| Writing Uncovered Call Options on Futures Contracts. The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future put the Fund in a “short” futures position.

     |_| Writing Put Options. The Fund may write (that is, sell) put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. A put must be covered by segregating or identifying liquid assets on the Fund’s books. The Fund will not write puts if, as a result, more than 20% of the Fund’s total assets would be required to be segregated to cover such put options.

If the Fund writes a put, the put must be covered by liquid assets identified on the Fund’s books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or identified assets or writing calls against those assets.

As long as the Fund’s obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

     |_| Purchasing Puts and Calls. The Fund may buy calls on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys may be listed on a securities or commodities exchange, or quoted on NASDAQ®, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund’s put and call options to exceed 5% of its total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not exercised nor sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

The Fund may buy puts on debt securities, municipal bond indices, and interest rate or municipal bond index futures, whether or not it owns the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash.

     Buying a put on an investment the Fund may not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the investment at the exercise price to a seller of corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will, have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

     |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s returns. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund’s option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund may pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund’s securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund’s securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of debt securities held in the Fund’s portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

The Fund can use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then does not invest in such securities because of concerns that there might be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. The Fund might experience losses if it could not close out a position because of an illiquid market for a future or option.

     |_| Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund’s loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund’s interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party’s damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as “aggregation.”

     |_| Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission (the “CFTC”) recently eliminated limitations on futures trading by certain regulated entities including registered investment companies. Consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund’s investment adviser (as they may be amended from time to time), and as otherwise set forth in the Fund’s Prospectus or this SAI.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund’s advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under interpretations of staff members of the SEC regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

Liquidity Facility. The Fund can participate in a program offered by ReFlow, LLC (“ReFlow”) which provides additional liquidity to help the Fund meet shareholder redemptions without having to liquidate portfolio securities or borrow money, each of which impose certain costs on the Fund. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund’s costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund’s closing net asset value, equal to the amount of the Fund’s net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund’s net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

     |X| Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:

|_|     short-term municipal securities;

|_|     obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

|_|     corporate debt securities rated within the three highest grades by a nationally recognized rating agency;

|_|     commercial paper rated “A-1” by S&P, or having a comparable rating by another nationally recognized-rating agency; and

|_|     certificates of deposit of domestic banks with assets of $1 billion or more.

     The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of the temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.

      |X| Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of paying exempt-interest dividends to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and the types of securities the Fund would buy for temporary defensive purposes.

     At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, a Fund may determine or be required to accept equity or taxable debt securities from the issuer in exchange for all or a portion of the Fund’s holdings in the municipal security. Although the Manager will attempt to sell the equity security as soon as reasonably practicable in most cases, depending upon, among other things, the Manager’s valuation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio for limited period of time in order to liquidate the equity securities in a manner that maximizes their value to the Fund.

Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as “portfolio turnover.” Short-term trading increases the rate of portfolio turnover and could increase the Fund’s transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund’s portfolio transactions are principal trades that do not require payment of brokerage commissions.

     The Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Fund believes such disposition advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund’s annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund’s portfolio turnover rates during the past five fiscal years.

Other Investment Restrictions

     |X| What Are “Fundamental Policies?” Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a “majority” of the Fund’s outstanding voting securities. Under the Investment Company Act, such a “majority” vote is defined as the vote of the holders of the lesser of:

|_|     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

|_|     more than 50% of the outstanding shares.

     The Fund’s investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are “fundamental” only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund’s most significant investment policies are described in the Prospectus.

     |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

     |_| The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

|_| The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

|_| The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer’s voting securities. This limitation applies to 75% of the Fund’s total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

|_| The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by other investment companies.

     |_| The Fund cannot invest in real estate. However, the Fund can invest in municipal securities or other permissible securities or instruments secured by real estate or interests in real estate.

|_| The Fund cannot underwrite securities. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling in securities held in its portfolio.

     |_| The Fund cannot issue “senior securities,” but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated or margin collateral or escrow arrangements are established to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

     |X| Does the Fund Have Other Restrictions that are Not-Fundamental Policies? The Fund has additional operating policies that are not fundamental, and which can be changed by the Board of Trustees without shareholder approval. The following investment restrictions are not fundamental policies of the Fund:

     |_| Although the Fund can invest 25% or more of its assets in a particular segment of the municipal bond market, it will not invest 25% or more of its total assets in industrial revenue bonds in a single industry.

     |_| The Fund will not invest in common stock or any warrants related to common stocks. However, this non-fundamental policy does not apply to situations in which the Fund may receive equity securities in connection with restructurings of municipal bond issuers. See the discussion under “Taxable Investments” earlier in the SAI.

☐     The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

     Unless the Prospectus or SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Diversification. The Fund intends to be “diversified” as defined in the Investment Company Act and to satisfy the restrictions against investing too much of its assets in any “issuer” as set forth in the restrictions above. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund’s policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation.

The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation (“STA Bonds”). For purposes of the Fund’s industry concentration policies, STA Bonds are considered to be “municipal” bonds, as distinguished from “tobacco settlement” bonds.  As municipal bonds, STA Bonds are not within any industry and are not subject to the Fund’s industry concentration policies.

Other types of municipal securities that are not considered a part of any “industry” under the Fund’s industry concentration policy include: general obligation, government appropriation, municipal leases, special assessment and special tax bonds. Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions rather than non-governmental users, these types of municipal securities are not considered a part of an industry for purposes of the Fund’s industry concentration policy.

Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects. "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project. For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. Thus, market changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund’s investment program or enable third parties to use that information in a manner that is harmful to the Fund.

•

Public Disclosure. The Fund’s portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters in the semi-annual and annual reports to shareholders, or the Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end holdings may be posted on the OppenheimerFunds’ website at www.oppenheimerfunds.com (select the Fund’s name under the “View Fund Information for:” menu) with a 15-day lag. The Fund may release a more restrictive list of holdings (e.g., the top five or top ten portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders. Other general information about the Fund’s portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

Until publicly disclosed, the Fund’s portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund’s investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund’s portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund’s behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund’s non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund’s Board shall not be deemed to be “compensation” or “consideration” for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

A list of the top 20 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Fund’s complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund’s complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

•	The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

•	Senior officers (a Senior Vice President or above) in the Manager’s Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

•

The third-party recipient must sign the Manager’s portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund’s holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Fund’s complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund’s Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

•	Employees of the Fund’s Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

•	The Fund’s independent registered public accounting firm,

•	Members of the Fund’s Board and the Board’s legal counsel,

•	The Fund’s custodian bank,

•	A proxy voting service designated by the Fund and its Board,

•	Rating/ranking organizations (such as Lipper and Morningstar),

•	Portfolio pricing services retained by the Manager to provide portfolio security prices, and

•	Dealers, to obtain bids (price quotations if securities are not priced by the Fund’s regular pricing services).

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund’s portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager’s investment process for the Fund. Any third party receiving such information must first sign the Manager’s portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager’s Securities Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

•	Brokers and dealers in connection with portfolio transactions (purchases and sales)

•	Brokers and dealers to obtain bids or bid and asked prices (if securities held by the fund are not priced by the fund’s regular pricing services)

•	Dealers to obtain price quotations where the fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund’s entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

•

Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority (“FINRA”), formerly known as the NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

•	To potential sub-advisers of portfolios (pursuant to confidentiality agreements),

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager’s policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

The Fund’s shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund’s portfolio. In such circumstances, disclosure of the Fund’s portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the Fund’s then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the “CCO”) of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund’s Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund’s Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund’s portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities	Fixed Income Securities	Nomura Securities
ABN AMRO	Fortis Securities	Oppenheimer & Co.
AG Edwards	Fox-Pitt, Kelton	Oscar Gruss
Allen & Co	Friedman, Billing, Ramsey	OTA
American Technology Research	Gabelli	Pacific Crest Securities
Auerbach Grayson	Garp Research	Piper Jaffray Inc.
Avondale	Gartner	Portales Partners
Banc of America Securities	George K Baum & Co.	Punk Ziegel & Co
Barra	Goldman Sachs	Raymond James
BB&T	Howard Weil	RBC
Bear Stearns	HSBC	Reuters
Belle Haven	ISI Group	RiskMetrics/ISS
Bloomberg	ITG	Robert W. Baird
BMO Capital Markets	Janco	Roosevelt & Cross
BNP Paribas	Janney Montgomery	Russell
Brean Murray	Jefferies	Sandler O'Neill
Brown Brothers	JMP Securities	Sanford C. Bernstein
Buckingham Research Group	JNK Securities	Scotia Capital Markets
Canaccord Adams	Johnson Rice & Co	Sidoti
Caris & Co.	JP Morgan Securities	Simmons
CIBC World Markets	Kaufman Brothers	Sanders Morris Harris
Citigroup Global Markets	Keefe, Bruyette & Woods	Societe Generale
CJS Securities	Keijser Securities	Soleil Securities Group
Cleveland Research	Kempen & Co. USA Inc.	S&P
Cogent	Kepler Equities/Julius Baer Sec	Stanford Group
Collins Stewart	KeyBanc Capital Markets	State Street Bank
Cowen & Company	Lazard Freres & Co	Stephens, Inc.
Craig-Hallum Capital Group LLC	Leerink Swann	Stifel Nicolaus
Credit Agricole Cheuvreux N.A. Inc.	Lehman Brothers	Stone & Youngberg
Credit Suisse	Loop Capital Markets	Strategas Research
Data Communique	Louise Yamada Tech Research	Sungard
Daiwa Securities	MainFirst Bank AG	Suntrust Robinson Humphrey
Davy	Makinson Cowell US Ltd	SWS Group
Deutsche Bank Securities	McAdams Wright	Think Equity Partners
Dougherty Markets	Merrill Lynch	Thomas Weisel Partners
Dowling	Miller Tabak	Thomson Financial
Empirical Research	Mizuho Securities	UBS
Enskilda Securities	Moodys Research	Virtusa Corporation
Exane BNP Paribas	Morgan Stanley	Wachovia Securities
Factset	Natixis Bleichroeder	Wedbush
Fidelity Capital Markets	Ned Davis Research Group	Weeden
First Albany	Needham & Co	William Blair

How the Fund is Managed

Organization and History. The Fund, a series of Oppenheimer Municipal Fund ( the “Fund”), is an open-end, diversified management investment company organized as a Massachusetts business trust in 1986, with an unlimited number of authorized shares of beneficial interest.

     Oppenheimer Municipal Fund (and therefore the Fund as its series) is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts’s law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Manager.

     Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

The Fund currently has three classes of shares: Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class of shares:

•	has its own dividends and distributions,

•	pays certain expenses which may be different for the different classes,

•	will generally have a different net asset value,

•	will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and

•	votes as a class on matters that affect that class alone.

     Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

     |X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund’s Declaration of Trust.

     The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund’s outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

     |X| Shareholder and Trustee Liability. The Fund’s Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund’s obligations. It also provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a “partner” under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a “partner” of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

     The Fund’s contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund and that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Manager.

     During the Fund’s fiscal year ended September 30, 2008, the Audit Committee held 5 meetings the Review Committee held 4 meetings and the Governance Committee held 3 meetings.

     The Board of Trustees has an Audit Committee, a Review Committee and a Governance Committee. Each committee is comprised solely of Trustees who are not “interested persons” under the Investment Company Act (the “Independent Trustees”). The members of the Audit Committee are Edward L. Cameron (Chairman), George C. Bowen Robert J. Malone and F. William Marshall, Jr. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund’s independent registered public accounting firm (also referred to as the “independent Auditors”). Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund’s independent Auditors regarding the Trust’s internal accounting procedures and controls; (iii) reviewing reports from the Manager’s Internal Audit Department; (iv) reviewing certain reports from and meet periodically with the Funds’ Chief Compliance Officer; (v) maintaining a separate line of communication between the Fund’s independent Auditors and the Independent Trustees; (vi) reviewing the independence of the Fund’s independent Auditors; and (vii) pre-approving the provision of any audit or non-audit services by the Fund’s independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

     The Review Committee is comprised solely of Independent Trustees. The members of the Review Committee are Sam Freedman (Chairman), Jon S. Fossel and Beverly L. Hamilton. Among other duties, as set forth in the Review Committee’s Charter, the Review Committee reports and makes recommendations to the Board concerning the fees paid to the Fund’s transfer agent and the Manager and the services provided to the Fund by the transfer agent and the Manager. The Review Committee also reviews the adequacy of the Fund’s Code of Ethics, the Fund’s investment performance as well as the policies and procedures adopted by the Fund to comply with Investment Company Act and other applicable law.

     The Governance Committee is comprised solely of Independent Trustees. The members of the Governance Committee are, Robert J. Malone (Chairman), William L. Armstrong, Edward L. Cameron, Beverly L. Hamilton and F. William Marshall, Jr. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees the Fund’s governance guidelines, the adequacy of the Fund’s Code of Ethics and the nomination of Trustees, including Independent Trustees. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee’s consideration by mailing such information to the Governance Committee in care of the Fund. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Trustees and Independent Trustees it will recommend to the Board and/or shareholders and it may identify candidates other than those submitted by Shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

     Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit their correspondence electronically at www.opppenheimerfunds.com under the caption “contact us” or by mail to the Fund at the address below.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an Independent Trustee. All of the Trustees are also trustees or directors of the following Oppenheimer/Centennial funds (referred to as “Board II Funds”).

Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Trust
Oppenheimer Cash Reserves	Oppenheimer Principal Protected Trust II
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Trust III
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds	Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund	Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund	Centennial California Tax Exempt Trust
Oppenheimer Master Event-Linked Bond Fund, LLC	Centennial Government Trust
Oppenheimer Master Loan Fund, LLC	Centennial Money Market Trust
Oppenheimer Municipal Fund	Centennial New York Tax Exempt Trust
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund	Centennial Tax Exempt Trust

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

     Messrs. Fielding, Cottier, Loughran, Stein, Willis, Edwards, Legg, Murphy, Petersen, Vandehey, Wixted and Zack, and Mss. Bloomberg, Bullington, Ives and Ruffle, who are officers of the Fund, hold the same offices with one or more of the other Board II Funds. As of January 2, 2009 the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Board II Funds. In addition, none of the Independent Trustees, (nor any of their immediate family members) owns securities of either the Manager or the Distributor, the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor of the Board II Funds.

     Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such positions(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee’s beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds (“Supervised Funds”). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Independent Trustees
Name, Position(s) with the Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in All Supervised Funds
As of December 31, 2008
William L. Armstrong, Chairman of the Board of Trustees since 2003, Trustee since 1999 Age: 71

President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984) Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 41 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
George C. Bowen, Trustee since 1998 Age: 72

Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Edward L. Cameron, Trustee since 2001 Age: 70

Member of The Life Guard of Mount Vernon, (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 41 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Jon S. Fossel, Trustee since 1990 Age: 66

Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007 ); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”)(parent holding company of the Manager), Shareholders Services Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 41 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Sam Freedman, Trustee since 1996 Age: 68

Director of Colorado Uplift (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 41 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Beverly L. Hamilton, Trustee since 2002 Age: 62

Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005) and Chairman of Trustees (2006-2007 ) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 41 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Robert J. Malone, Trustee since 2002 Age: 64

Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street State Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former, Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 41 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
F. William Marshall, Jr., Trustee since 2001 Age: 66

Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex.*

		None	Over $100,000

*     Includes two open-end investment companies: MassMutual Select Funds and MML Series Investment Fund. In accordance with the instructions for Form N-1A, for purposes of this section only, MassMutual Select Funds and MML Series Investment Fund are included in the “Fund Complex.” The Manager does not consider MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds’ “Fund Complex” as that term may be otherwise interpreted.

     Mr. Murphy is an “Interested Trustee” because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of the Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal. He serves as an officer for an indefinite term, which would end: (a) upon the request of the Board, (b) if he is no longer an officer of the Manager, (c) if a material change in his duties occurs that are inconsistent with a position as officer of the Fund, or (d) upon his resignation, retirement, or death.

Interested Trustee and Officer
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in All Supervised Funds
As of December 31, 2008
John V. Murphy, Trustee, President and Principal Executive Officer since 2001 Age: 59

Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001 -December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 105 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

The addresses of the officers in the chart below are as follows: for Messrs. Fielding, Cottier, Loughran, Stein, Willis, Edwards and Zack and Ms. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Legg, Petersen, Vandehey and Wixted and Ms. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term which would end: (a) upon the request of the Board, (b) if he or she is no longer an officer of the Manager, (c) if a material change in his or her duties occurs that are inconsistent with a position as officer of the Fund, or (d) upon his or her resignation, retirement, or death.

Other Officers of the Fund
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Ronald H. Fielding, Vice President and Senior Portfolio Manager since 2002 Age: 59

Senior Vice President of the Manager and Chairman of the Rochester Division of the Manager since January 1996; Chief Strategist, Senior Portfolio Manager and a trader for the Fund and other Oppenheimer funds. A Portfolio Manager and officer of 18 portfolios in the OppenheimerFunds complex.

Scott S. Cottier, Vice President since October 2005 and Senior Portfolio Manager since 2002 Age: 37

Vice President of the Manager since 2002; Vice President of the Fund since October 2005; Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager and trader for the Fund and other Oppenheimer Funds. An officer of 18 portfolios in the OppenheimerFunds complex.

Daniel G. Loughran, Vice President since October 2005 and Senior Portfolio Manager since 2002 Age: 45

Senior Vice President of the Manager since July 2007; Vice President of the Rochester division of the Manager (since January 1996). Vice President of the Fund since October 2005. Team leader, a Senior Portfolio Manager and a trader for the Fund and other Oppenheimer funds. A Portfolio Manager and officer of 18 portfolios in the OppenheimerFunds complex.

Richard Stein, Vice President since 2007 Age: 51	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); Head ed Rochester’s Credit Analysis team (since 1993).
Troy E. Willis, Vice President since October 2005 and Senior Portfolio Manager since 2002 Age: 34

Assistant Vice President of the Manager since July 2005; Vice President of the Fund since October 2005. A corporate attorney for Southern Resource Group (1999-2003). A Senior Portfolio Manager and officer of 18 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer since 2004 Age: 58

Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 105 portfolios in the Oppenheimer funds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 2004 Age: 49

Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian Petersen, Assistant Treasurer since 2004 Age: 38

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 10 5 portfolios in the OppenheimerFunds complex.

Stephanie Bullington, Assistant Treasurer since 2008 Age: 31

Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield & Son Limited (Butterfield) (February 2004-June 2005; Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary since 2001 Age: 60

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003) . An officer of 105 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2004 Age: 40

Vice President (since 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc. An officer of 105 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2001 Age: 43

Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 105 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards, Assistant Secretary since 2008 Age: 41

Vice President and Assistant Counsel of the Manager (since February 2007); Assistant Vice President and Assistant Counsel of the Manager (January 2006-January 2007); Formerly an Associate at Dechert LLP (September 2000-December 2005). An officer of 105 portfolios in the OppenheimerFunds complex.

Randy G. Legg, Assistant Secretary since 2008 Age : 43

Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager. An officer of 105 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle, Assistant Secretary since 2008 Age : 31

Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate at Sidley Austin LLP (September 2002-February 2005). An officer of 105 portfolios in the OppenheimerFunds complex.

      |X| Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees received the compensation from the Fund for serving as a Trustee and member of a committee (if applicable), with respect to the Fund’s fiscal year ended September 30, 2008. The total compensation from the Fund and fund complex represents compensation received for serving as a Trustee and member of a committee (if applicable) of the Boards of the Trusts and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2008.

Name of Trustee and Other Fund Position(s) (as applicable)	Aggregate Compensation from the Fund(1) Fiscal Year ended 9/30/08	Total Compensation From the Fund and Fund Complex(2) Year ended December 31, 2008
William L. Armstrong Chairman of the Board and Governance Committee Member	$6,498	$261,000
George C. Bowen Audit Committee Member	$4,995	$208,800
Edward L. Cameron Audit Committee Chairman	$4,535	$174,000
Jon S. Fossel Review Committee Member	$4,332	$174,000
Sam Freedman Review Committee Chairman	$4,982	$200,100
Beverly Hamilton Review Committee Member and Governance Committee Member	$4,332(3)	$165,300
Robert J. Malone Governance Committee Chairman and Audit Committee Member	$4,982[4]	$200,100
F. William Marshall, Jr. Audit Committee Member and Governance Committee Member	$4,332	$297,750[4]
1.	“Aggregate Compensation from the Fund” includes fees and deferred compensation, if any.

2.

In accordance with SEC regulations, for purposes of this section only, “Fund Complex” includes the Oppenheimer funds, the MassMutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is the indirect parent company of the Fund’s, Manager. The Manager also serves as the Sub-Advisor to the following: MassMutual Premier International Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. The Manager does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds’ “Fund Complex” as that term may be otherwise interpreted.

3.	Includes $4,332 deferred by Ms. Hamilton under the “Compensation Deferral Plan” described below.

4.	Includes $123,750 compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund.

     |X| Compensation Deferral Plan For Trustees. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

Deferral of Trustees’ fees under the plan will not materially affect the Fund’s assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred compensation account.

      |X| Major Shareholders. As of January 2, 2009, the only persons or entities who owned of record or were known by the Fund to own of record beneficially 5% or more of any class of the Fund’s outstanding shares were:

Charles Schwab & Co. Inc., Special Custody Acct for the Exclusive Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104-4122, which owned 7,825,055.838 Class A Shares, representing 9.03% of the Class A shares then outstanding;

MLPF&S for the sole benefit of its customers., 4800 Deer Lake Drive East, Floor 3, Jacksonville, FL 32246-6484, which owned 5,011,221.064 Class A Shares, representing 5.78% of the Class A Shares then outstanding;

Morgan Stanley & Co. ATTN Mutual Funds Operations, Harborside Financial Center, Plaza Two 3rd Floor, Jersey City NJ 07311, which owned 6,722,223.724 Class A Shares, representing 7.75% of the Class A Shares then outstanding;

MLPF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, FL 32246-6484, which owned 254,237.216 Class B Shares, representing 6.68% of the Class B Shares then outstanding;

MLPF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, FL 32246-6484, which owned 9,584,933.361 Class C Shares, representing 26.96% of the Class C Shares then outstanding.

Citigroup Global Markets, Inc., ATTN Cindy Tempesta, 7th Floor, 333 West 34th Street, New York, NY 10001-2483, which owned 2,165,271.036 Class C Shares, representing 6.09% of the Class C shares then outstanding.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

     |X|     Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers that would compete with or take advantage of the Fund’s portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

     The Code of Ethics is an exhibit to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.551.8090. The Code of Ethics can also be viewed as part of the Fund’s registration statement on the SEC’s EDGAR database at the SEC’s Internet website at http://www.sec.gov . Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov. , or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

|X|     The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund’s portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund’s operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

Fiscal Year Ending 9/30	Management Fee Paid to the Manager
2006	$7,361,035
2007	$7,877,251
2008	$7,672,002

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager shall not be liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name “Oppenheimer” in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the Fund’s right to use the name “Oppenheimer” as part of its name.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain other mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers and trustees and former trustees of the respective Defendant Fund. The plaintiffs are seeking class action status on behalf of those who purchased shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws to the effect that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

     A complaint brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust alleges a variety of claims, including breach of contract, breach of fiduciary duty, negligence and violation of state securities laws. Plaintiffs seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates, regarding the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual independent Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Portfolio Managers. The Fund’s portfolio is managed by a team of investment professionals including Ronald H. Fielding, Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella (each is referred to as a “Portfolio Manager” and collectively they are referred to as the “Portfolio Managers”) who are responsible for the day-to-day management of each Fund’s investments.

Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Messrs. Fielding, Loughran, Cottier, Willis, DeMitry, Franz and Camarella also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by the Portfolio Managers as of September 30, 2008. No account has a performance-based advisory fee:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Ronald H. Fielding	17	$25,694	None	None	None	None
Daniel G. Loughran	17	$25,694	None	None	None	None
Scott S. Cottier	17	$25,694	None	None	None	None
Troy E. Willis	17	$25,694	None	None	None	None
Mark R. DeMitry	17	$25,694	None	None	None	None
Marcus V. Franz	17	$25,694	None	None	None	None
Michael L. Camarella	17	$25,694	None	None	None	None

1. In millions.
2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund’s Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies.

■     Compensation of the Portfolio Managers. The Fund’s Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on relative investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of September 30, 2008, the Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark with respect to the Fund is Lipper –Short Intermediate Municipal Debt Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

Ownership of Fund Shares. As of September 30, 2008, the Portfolio Managers beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Ronald H. Fielding	None
Daniel G. Loughran	None
Scott S. Cottier	$10,001-$50,000
Troy E. Willis	None
Mark V. Franz	None
Marcus R. DeMitry	None
Michael L. Camarella	None

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The investment advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund’s portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including “affiliated” brokers,” as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the “best execution” of the Fund’s portfolio transactions. “Best execution” means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager’s portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The Manager’s executive officers supervise the allocation of brokerage.

     Most securities purchases made by the Fund are in principal transactions at net prices (i.e., without commissions). The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. Therefore, the Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis. In that situation, the Fund would incur a brokerage commission.

     Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the fund’s respective net asset sizes and other factors, including the fund’s cash flow requirements, investment policies and guidelines and capacity.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund’s shares by (1) directing to that broker or dealer any of the fund’s portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund’s portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of “step-out” transaction). In other words, a fund and its investment adviser cannot use the fund’s brokerage for the purpose of rewarding broker-dealers for selling the fund’s shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund’s Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the “best execution” considerations discussed above. Those procedures are designed to prevent: (1) the Manager’s personnel who effect the Fund’s portfolio transactions from taking into account a broker’s or dealer’s promotion or sales of the Fund shares when allocating the Fund’s portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund’s brokerage directly, or through a “step-out” arrangement, to any broker or dealer in consideration of that broker’s or dealer’s promotion or sale of the Fund’s shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

     Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker’s own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund’s portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager’s representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended September 30, 2006, 2007 and 2008, the Fund paid no brokerage commissions.

Distribution and Service Plans

The Distributor. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

     The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund’s three most recent fiscal years are shown in the tables below.

Fiscal Year Ended 9/30:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2006	$3,004,087	$674,404	$422,303	$173,453	$1,488,413
2007	$2,255,320	$521,171	$415,729	$78,374	$638,576
2008	$2,035,204	$491,592	$278,791	$76,846	$652,298
1.	Includes amounts retained by a broker-dealer that is an affiliate or parent of the distributor.

2.	The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Fiscal Year Ended 9/30:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2006	$65,155	$216,619	$197,169
2007	$36,532	$166,603	$84,254
2008	$136,056	$109,696	$99,535

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund’s shares. These payments, some of which may be referred to as “revenue sharing,” may relate to the Fund’s inclusion on a financial intermediary’s preferred list of funds offered to its clients.

     Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund’s Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of that class.

The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as “recipients”) for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund’s investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Fund makes these payments quarterly, based on an annual rate not to exceed 0.25% of the average annual net assets of Class A shares of the Fund.

     The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of shares purchased prior to March 1, 2007 with respect to certain group retirement plans that were established prior to March 1, 2001 (“grandfathered retirement plans”). Prior to March 1, 2007, the Distributor paid the 0.25% service fee for grandfathered retirement plans in advance for the first year and retained the first year’s service fee paid by the Fund with respect to those shares. After the shares were held for a year, the Distributor paid the ongoing service fees to recipients on a periodic basis. Such shares are subject to a contingent deferred sales charge if they are redeemed within 18 months. If Class A shares purchased in a grandfathered retirement plan prior to March 1, 2007 are redeemed within the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of those fees. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year. Such shares are not subject to the contingent deferred sales charge.

For the fiscal year ended September 30, 2008, payments under the Class A plan totaled $3,122,708, all of which was paid by the Distributor to recipients, and included $103,804 paid to an affiliate of the Distributor’s parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

Class B and Class C Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor’s agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective classes.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

     The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

•	pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,

•

may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

•	employs personnel to support distribution of Class B and Class C shares,

•	bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state “blue sky” registration fees and certain other distribution expenses,

•

may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

•	receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,

•	may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,

•

may experience increased difficulty selling the Fund’s shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

•

may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

Distribution and Service Fees Paid to the Distributor in the Fiscal Year Ended 9/30/08
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$678,362	$515,383[1]	None	None
Class C Plan	$5,301,280	$825,573[2]	$10,531,464	2.06%
1.	Includes $3,623 paid to an affiliate of the Distributor’s parent company.

2.	Includes $72,369 paid to an affiliate of the Distributor’s parent company.

All payments under the plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Possible types of payments to financial intermediaries include, without limitation, those discussed below.

•	Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

•

depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see “About Your Account” in the Prospectus);

•

ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund’s distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the Fund’s assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans" above);

•

shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

•

Payments made by the Manager or Distributor out of their respective resources and/or assets, which may include revenues or profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as “revenue sharing” payments, may be in addition to the payments by the Fund listed above.

•

These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

•

The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund’s Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

•	transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary’s networking fees;

•

program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund “supermarkets”, bank or trust company products or insurance companies’ variable annuity or variable life insurance products;

•

placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary’s sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary’s sales personnel about the Oppenheimer funds and shareholder financial planning needs.

For the year ended December 31, 2007, the following financial intermediaries and/or their respective affiliates offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

1st Global Capital Company	Legend Equities Corporation
Advantage Capital Corporation	Lincoln Benefit National Life
Aegon USA	Lincoln Financial Advisors Corporation
Aetna Life Insurance & Annuity Company	Lincoln Investment Planning, Inc.
AG Edwards & Sons, Inc.	Linsco Private Ledger Financial
AIG Financial Advisors	Massachusetts Mutual Life Insurance Company
AIG Life Variable Annuity	McDonald Investments, Inc.
Allianz Life Insurance Company	Merrill Lynch Pierce Fenner & Smith, Inc.
Allmerica Financial Life Insurance & Annuity Company	Merrill Lynch Insurance Group
Allstate Life Insurance Company	MetLife Investors Insurance Company
American Enterprise Life Insurance	MetLife Securities, Inc.
American General Annuity Insurance	Minnesota Life Insurance Company
American Portfolios Financial Services, Inc.	MML Investor Services, Inc.
Ameriprise Financial Services, Inc.	Mony Life Insurance Company
Ameritas Life Insurance Company	Morgan Stanley & Company, Inc.
Annuity Investors Life Insurance Company	Multi-Financial Securities Corporation
Associated Securities Corporation	Mutual Service Corporation
AXA Advisors LLC	NFP Securities, Inc.
AXA Equitable Life Insurance Company	Nathan & Lewis Securities, Inc.
Banc One Securities Corporation	National Planning Corporation
Cadaret Grant & Company, Inc.	Nationwide Financial Services, Inc.
CCO Investment Services Corporation	New England Securities Corporation
Charles Schwab & Company, Inc.	New York Life Insurance & Annuity Company
Chase Investment Services Corporation	Oppenheimer & Company
Citicorp Investment Services, Inc.	PFS Investments, Inc.
Citigroup Global Markets Inc.	Park Avenue Securities LLC
CitiStreet Advisors LLC	Phoenix Life Insurance Company
Citizen's Bank of Rhode Island	Plan Member Securities
Columbus Life Insurance Company	Prime Capital Services, Inc.
Commonwealth Financial Network	Primevest Financial Services, Inc.
Compass Group Investment Advisors	Protective Life Insurance Company
CUNA Brokerage Services, Inc.	Prudential Investment Management Services LLC
CUSO Financial Services, LLP	Raymond James & Associates, Inc.
E*TRADE Clearing LLC	Raymond James Financial Services, Inc.
Edward Jones	RBC Dain Rauscher Inc.
Essex National Securities, Inc.	Royal Alliance Associates, Inc.
Federal Kemper Life Assurance Company	Securities America, Inc.
Financial Network	Security Benefit Life Insurance Company
Financial Services Corporation	Security First-Metlife Investors Insurance Company
GE Financial Assurance	SII Investments, Inc.
GE Life & Annuity	Signator Investors, Inc.
Genworth Financial, Inc.	Sorrento Pacific Financial LLC
GlenBrook Life & Annuity Company	Sun Life Assurance Company of Canada
Great West Life & Annuity Company	Sun Life Insurance & Annuity Company of New York
GWFS Equities, Inc.	Sun Life Annuity Company Ltd.
Hartford Life Insurance Company	SunTrust Bank
HD Vest Investment Services, Inc.	SunTrust Securities, Inc.
Hewitt Associates LLC	Thrivent Financial Services, Inc.
IFMG Securities, Inc.	Towers Square Securities, Inc.
ING Financial Advisers LLC	Travelers Life & Annuity Company
ING Financial Partners, Inc.	UBS Financial Services, Inc.
Invest Financial Corporation	Union Central Life Insurance Company
Investment Centers of America, Inc.	United Planners Financial Services of America
Jefferson Pilot Life Insurance Company	Wachovia Securities, Inc.
Jefferson Pilot Securities Corporation	Walnut Street Securities, Inc.
John Hancock Life Insurance Company	Waterstone Financial Group
JP Morgan Securities, Inc.	Wells Fargo Investments
Kemper Investors Life Insurance Company	Wescom Financial Services

For the year ended December 31, 2007, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Co.	Lincoln Investment Planning, Inc.
AG Edwards	Lincoln National Life Insurance Co.
ACS HR Solutions	Linsco Private Ledger Financial
ADP	Massachusetts Mutual Life Insurance Company
AETNA Life Ins & Annuity Co.	Matrix Settlement & Clearance Services
Alliance Benefit Group	McDonald Investments, Inc.
American Enterprise Investments	Mercer HR Services
American Express Retirement Service	Merrill Lynch
American United Life Insurance Co.	Mesirow Financial, Inc.
Ameriprise Financial Services, Inc.	MetLife
Ameritrade, Inc.	MFS Investment Management
AMG (Administrative Management Group)	Mid Atlantic Capital Co.
AST (American Stock & Transfer)	Milliman USA
AXA Advisors	Morgan Keegan & Co, Inc.
Bear Stearns Securities Co.	Morgan Stanley Dean Witter
Benefit Administration Company, LLC	Mutual of Omaha Life Insurance Co.
Benefit Administration, Inc.	Nathan & Lewis Securities, Inc.
Benefit Consultants Group	National City Bank
Benefit Plans Administration	National Deferred Comp
Benetech, Inc.	National Financial
Bisys	National Investor Services Co.
Boston Financial Data Services	Nationwide Life Insurance Company
Charles Schwab & Co, Inc.	Newport Retirement Services, Inc.
Citigroup Global Markets Inc.	Northwest Plan Services, Inc.
CitiStreet	NY Life Benefits
City National Bank	Oppenheimer & Co, Inc.
Clark Consulting	Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.	Pershing LLC
DA Davidson & Co.	PFPC
DailyAccess Corporation	Piper Jaffray & Co.
Davenport & Co, LLC	Plan Administrators, Inc.
David Lerner Associates, Inc.	Plan Member Securities
Digital Retirement Solutions, Inc.	Primevest Financial Services, Inc.
DR, Inc.	Principal Life Insurance Co.
Dyatech, LLC	Prudential Investment Management Services LLC
E*Trade Clearing LLC	PSMI Group, Inc.
Edward D Jones & Co.	Quads Trust Company
Equitable Life / AXA	Raymond James & Associates, Inc.
ERISA Administrative Svcs, Inc.	Reliance Trust Co.
ExpertPlan, Inc.	Reliastar Life Insurance Company
FASCore LLC	Robert W Baird & Co.
Ferris Baker Watts, Inc.	RSM McGladrey
Fidelity	Scott & Stringfellow, Inc.
First Clearing LLC	Scottrade, Inc.
First Southwest Co.	Southwest Securities, Inc.
First Trust – Datalynx	Standard Insurance Co
First Trust Corp	Stanley, Hunt, Dupree & Rhine
Franklin Templeton	Stanton Group, Inc.
Geller Group	Sterne Agee & Leach, Inc.
Great West Life	Stifel Nicolaus & Co, Inc.
H&R Block Financial Advisors, Inc.	Sun Trust Securities, Inc.
Hartford Life Insurance Co.	Symetra Financial Corp.
HD Vest Investment Services	T. Rowe Price
Hewitt Associates LLC	The 401k Company
HSBC Brokerage USA, Inc.	The Princeton Retirement Group Inc.
ICMA - RC Services	The Retirement Plan Company, LLC
Independent Plan Coordinators	TruSource Union Bank of CA
Ingham Group	UBS Financial Services, Inc.
Interactive Retirement Systems	Unified Fund Services (UFS)
Invesmart (Standard Retirement Services, Inc.)	US Clearing Co.
Janney Montgomery Scott, Inc.	USAA Investment Management Co.
JJB Hillard W L Lyons, Inc.	USI Consulting Group
John Hancock	VALIC Retirement Services
JP Morgan	Vanguard Group
July Business Services	Wachovia
Kaufman & Goble	Web401K.com
Legend Equities Co.	Wedbush Morgan Securities
Legg Mason Wood Walker	Wells Fargo Bank
Lehman Brothers, Inc.	Wilmington Trust
Liberty Funds Distributor, Inc./Columbia Management

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include “standardized yield,” “tax-equivalent yield,” “dividend yield” (or “distribution yield”), “average annual total return,” “cumulative total return,” “average annual total return at net asset value” and “total return at net asset value.” An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund’s performance as of the Fund’s most recent fiscal year end. You can obtain current performance information by calling the Fund’s Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

The Fund’s illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

Use of standardized performance calculations enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund’s performance information as a basis for comparison with other investments:

•

Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder’s account. Your account’s performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

•	A decline in the Fund’s net asset value can increase the Fund’s yield.

•	The Fund’s performance returns may not reflect the effect of taxes on dividends and capital gains distributions.

•	An investment in the Fund is not insured by the FDIC or any other government agency.

•	The principal value of the Fund’s shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

•	When an investor’s shares are redeemed, they may be worth more or less than their original cost.

•	Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund’s investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

■	Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

•

Standardized Yield. The “standardized yield” (sometimes referred to just as “yield”) is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund’s portfolio investments for that period. It may therefore differ from the “dividend yield” for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

Standardized Yield = 2 [(	a-b	+1)[6] -1]
cd

The symbols above represent the following factors:

a =     dividends and interest earned during the 30-day period.

b =     expenses accrued for the period (net of any expense assumptions).

c =     the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d =     the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund’s classes of shares will differ for any 30-day period.

•

Dividend (or Distribution) Yield. The Fund may quote a “dividend yield” (or ‘distribution yield”) for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = dividends paid x 12/maximum offering price (on payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

•

Tax-Equivalent Yield. The “tax-equivalent yield” of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund’s tax-equivalent yield. It adjusts the Fund’s standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund’s current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund’s current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

The Fund’s Yields for the 30-Day Periods Ended 9/30/08
Class of Shares	Standardized Yield		Dividend Yield		Tax-Equivalent Yield (35.00% Fed. Tax Bracket)
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	5.23%	5.05%	4.82%	4.65%	7.77%	8.05%
Class B	4.41%	N/A	4.09%	N/A	6.78%	N/A
Class C	4.45%	N/A	4.14%	N/A	6.85%	N/A

|X|     Total Return Information. There are different types of “total returns” to measure the Fund’s performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

     In calculating total returns for Class A shares, the current maximum sales charge of 3.50% (as a percentage of the offering price) is deducted from the initial investment (“P” in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 4.0% in the first year, 3.0% in the second year, 2.0% in the third and fourth years, 1.0% in the fifth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.

•

Average Annual Total Return. The “average annual total return” of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an Ending Redeemable Value (“ERV” in the formula) of that investment, according to the following formula:

ERV	l/n	- 1	Average Annual Total Return
P

•

Average Annual Total Return (After Taxes on Distributions). The “average annual total return (after taxes on distributions)” of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an ending value (“ATVD” in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD l/n	- 1	= Average Annual Total Return (After Taxes on Distributions)
P

•

Average Annual Total Return (After Taxes on Distributions and Redemptions).The “average annual total return (after taxes on distributions and redemptions)” of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an ending value (“ATVDR” in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR l/n	- 1	= Average Annual Total Return (After Taxes on Distributions and Redemptions)
P

•

Cumulative Total Return. The “cumulative total return” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P	= Total Return
P

•

Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return “at net asset value” (without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

The Fund’s Total Returns for the Periods Ended 9/30/08
Class of Shares	Cumulative Total Returns (10 years or life of class)		Average Annual Total Returns
			1-Year		5-Years		10-Years
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A1	40.89%	46.01%	-8.19%	-4.86%	3.03%	3.77%	3.49%	3.86%
Class B2	39.55%	39.55%	-9.19%	-5.56%	2.80%	2.98%	3.39%	3.39%
Class C3	35.44%	35.44%	-6.50%	-5.60%	3.00%	3.00%	3.08%	3.08%

1. Inception of Class A: 11/11/86.

2. Inception of Class B: 9/11/95.

3.	Inception of Class C: 12/1/93.

Average Annual Total Returns for Class A Shares (After Sales Charge) For the Period Ended 09/30/08
	1-Year	5-Years or Life of Class	10- Years or Life of Class
After Taxes on Distributions	-8.19%	3.03%	3.47%[1]
After Taxes on Distributions and Redemption of Fund Shares	-3.79%	3.30%	3.65%[1]
1.	Inception of Class A shares: 11/11/86.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

     |X|     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. (“Lipper”). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes “peer-group” indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

■     Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc. (“Morningstar”), an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in their specialized market sectors. The Fund is ranked among the municipal national intermediate category.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

|X|     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron’s, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund’s classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on the Fund’s share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund’s returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund’s advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

•	information about the performance of certain securities or commodities markets or segments of those markets,

•	information about the performance of the economies of particular countries or regions,

•	the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,

•	the availability of different types of securities or offerings of securities,

•	information relating to the gross national or gross domestic product of the United States or other countries or regions, and

•	comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

about your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix A contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House (“ACH”) transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange (the “NYSE”). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix B to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Portfolio Series:
Oppenheimer Balanced Fund	Active Allocation Fund
Oppenheimer Baring China Fund	Equity Investor Fund
Oppenheimer Baring Japan Fund	Conservative Investor Fund
Oppenheimer Baring SMA International Fund	Moderate Investor Fund
Oppenheimer Core Bond Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer California Municipal Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Champion Income Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Convertible Securities Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund	Oppenheimer Real Estate Fund
Oppenheimer Discovery Fund	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester National Municipals
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Select Value Fund
Oppenheimer International Small Company Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Main Street Fund	Oppenheimer Strategic Income Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer U.S. Government Trust
Oppenheimer Main Street Small Cap Fund	Oppenheimer Value Fund
Oppenheimer MidCap Fund	Limited-Term New York Municipal Fund
Oppenheimer New Jersey Municipal Fund	Rochester Fund Municipals

LifeCycle Funds
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

And the following money market funds:
Oppenheimer Cash Reserves	Centennial Government Trust
Oppenheimer Institutional Money Market Fund	Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.	Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust	Centennial Tax Exempt Trust

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units purchased in advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor. A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13-month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to the purchases that were made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

     To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period, calculated at the net asset value on that day, equals or exceeds the intended purchase amount.

     If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

     If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

     By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

     1.     Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2.     If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

     3.     If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "How to Exchange Shares"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

     4.     If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

     5.     If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

     6.     By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

Before you establish Asset Builder payments, you should obtain a Prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund’s shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund’s shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor’s name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

     The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

     The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer “street name” or omnibus accounts).

     Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

|X|     Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years. Investors should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of classes of shares.

|X|     Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees’ fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund’s assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

The methodology for calculating the net asset value, dividends and distributions of the Fund’s share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund’s total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual “Minimum Balance Fee” is assessed on each Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

•	A fund account whose shares were acquired after September 30th of the prior year;

•

A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;

•	Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;

•	A fund account that has only certificated shares and, has a balance below $500 and is being escheated;

•	Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;

•	Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;

•	Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Record(k)eeper Pro and Pension Alliance Retirement Plan programs; and

•	A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

•	Accounts held in the Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com and click the hyperlink “Sign Up for Electronic Document Delivery” under the heading “I Want To,” or call 1.888.470.0862 for instructions.

•	The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset value per share of each class of shares of the Fund is determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund’s net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean “Eastern time.” The NYSE’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

     Dealers other than NYSE members may conduct trading in municipal securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund’s net asset values will not be calculated on those days, the Fund’s net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     ■     Securities Valuation. The Fund’s Board of Trustees has established procedures for the valuation of the Fund’s securities. In general those procedures are as follows:

•

Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the “bid” and “asked” prices determined by a portfolio pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

•

The following securities are valued at the mean between the “bid” and “asked” prices determined by a pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)	debt instruments that have a maturity of more than 397 days when issued,

(2)	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3)	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

•	The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1)	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2)	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

•

Securities (including restricted securities) not have having readily-available market quotations are valued at fair value determined under the Board’s procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available).

In the case of municipal securities, the Manager uses pricing services approved by the Board of Trustees. The pricing service may use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded as applicable, as determined by a pricing service approved by the Board of Trustees.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the “Bank”) for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder’s account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund’s custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:

(1)	for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;

(2)

for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);

(3)

authorizes the Fund, its Transfer Agent and any bank through which the Fund’s drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;

(4)

specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;

(5)	understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund’s bank; and

(6)

acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund’s custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund’s next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

•	Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

•	Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in “How to Exchange Shares” below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

     Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder’s basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments “In Kind”. The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of liquid securities from the portfolio of the Fund, in lieu of cash.

     The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under “Determination of Net Asset Values Per Share.” That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund’s Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

     If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under “How to Buy Shares” for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund’s agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day’s net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

     Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor’s receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

     Payments are normally made by check, but shareholders having AccountLink privileges (see “How To Buy Shares”) may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix A to this SAI).

By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

■     Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to automatically exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds that offer the exchange privilege on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in “How to Exchange Shares” in the Prospectus and below in this SAI.

■     Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor’s principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

The Transfer Agent will administer the investor’s Automatic Withdrawal Plan as agent for the shareholder(s) (the “Planholder”) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks’ time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

The Planholder may terminate a Plan at any time. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed “Class A” shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. You can also obtain a current list showing which funds offer which classes of shares by calling the Distributor at the telephone number indicated on the front cover of this SAI.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose those changes at any time, it will provide you with notice of the changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, except in extraordinary circumstances.

|X|     How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

•

When Class A shares of any Oppenheimer fund acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. Except, however, with respect to Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007, in which case the Class A contingent deferred sales charge is imposed on the acquired shares if they are redeemed within 24 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares.

•

When Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

•

If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

•

When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

•

Except with respect to Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

•

With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

•

With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan’s first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan’s first purchase of Class N shares of any Oppenheimer fund.

•

When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in “How To Buy Shares” in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

|X|     Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

|X|     Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the “Redemption Date”). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

     When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be switched to the new fund account unless you tell the Transfer Agent not to do so.

In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. “Reinvestment Privilege,” above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in “How to Buy Shares.” Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank’s account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

     Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

     The Fund’s practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund’s portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund’s investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

     If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Returned checks for the proceeds of other redemptions will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund’s distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

■

Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributes to shareholders.

     If the Fund qualifies as a “regulated investment company” under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to “pass through” its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund’s dividends would be taxable to shareholders.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock securities) and certain other income including net income derived from an interest in a qualified publicly-traded partnership.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those other issuers, the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of such issuer and the Fund must not hold more than 10% of the outstanding voting securities of such issuer. No more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly-traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable net investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet these requirements. To meet these requirements, in certain circumstances the Fund might be required to liquidate portfolio investment to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

■

Taxation of Fund Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay “exempt-interest dividends” to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations as defined in Section 103(a) of the Internal Revenue Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

     Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder’s gross income, regardless of whether the dividend is reinvested:

(1)	certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);

(2)	income from securities loans;

(3)	income or gains from options or futures,

(4)	any net short-term capital gain; and

(5)	any market discount amortization on tax-exempt bonds.

     The Fund’s dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for this/her shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends (not including “exempt-interest dividends”), capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption. Losses realized by a shareholder on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

■

Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person’s income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid (not including exempt-interest dividends paid by the Fund) from a mutual fund are not considered “effectively connected” income.

Ordinary income dividends that are paid by the Fund (and are deemed not “effectively connected income”) to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person’s country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status.

If a foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including “exempt-interest dividends”), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

     The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent or his or her financial intermediary and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a Prospectus for that Fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund’s shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund’s Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund’s Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund’s assets. The custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund’s cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. At a meeting held on August 20, 2008, the Board of Trustees of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.

KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services. KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of
Oppenheimer Limited Term Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited Term Municipal Fund (the “Fund”), a series of Oppenheimer Municipal Fund, including the statement of investments, as of September 30, 2008, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Denver, Colorado
November 18, 2008
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2008

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Municipal Bonds and Notes—106.7%
Alabama—1.9%
$35,000	AL HFA (South Bay Apartments)	5.950%	02/01/2033	04/22/2028	A	$32,985
4,610,000	Bay Minette, AL Industrial Devel. Board (B.F. Goodrich)	6.500	02/15/2009	02/15/2009		4,617,699
145,000	Bayou La Batre, AL Utilities Board (Water & Sewer)	5.750	03/01/2027	02/19/2023	A	134,628
30,000	Bessemer, AL Medical Clinic Board (Bessemer Carraway Medical Center)[1]	5.625	05/15/2017	11/15/2008	B	30,049
4,900,000	Bessemer, AL Medical Clinic Board (Bessemer Carraway Medical Center)[2]	7.250	04/01/2015	04/01/2009	B	4,915,680
3,720,000	Bessemer, AL Medical Clinic Board (Carraway Medical Center)[2]	6.750	04/01/2011	04/01/2009	B	3,730,379
30,000	Birmingham, AL Airport Authority[1]	5.375	07/01/2020	07/01/2009	B	30,947
65,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)	6.000	12/01/2021	02/01/2021	A	60,462
50,000	Birmingham, AL Special Care Facilities (Children’s Hospital of Alabama)[1]	5.375	06/01/2017	12/01/2008	B	50,572
190,000	Courtland, AL Industrial Devel. Board (Champion International Corp.)	6.700	11/01/2029	11/01/2029		179,446
125,000	Fairview, AL Governmental Utility Services Corp. (East Cullman Water System)[1]	6.000	02/01/2020	02/01/2009	B	123,333
5,000	Huntsville, AL Industrial Devel. Board (Coltec Industries)	9.875	10/01/2010	10/01/2008	B	5,027
100,000	Jefferson County, AL Sewer	5.375	02/01/2027	05/22/2025	A	69,487
290,000	Jefferson County, AL Sewer	5.625	02/01/2022	03/18/2021	A	201,669
45,000	Mobile, AL Industrial Devel. Board (International Paper Company)	6.700	03/01/2024	03/01/2024		42,857
50,000	Mobile, AL Limited Obligation Tax	5.500	02/15/2023	02/15/2014	B	49,024
5,000	Montgomery, AL Special Care Facilities Financing Authority (Baptist Medical Center)	5.375	09/01/2022	03/01/2009	B	4,876
4,795,000	Morgan County-Decatur, AL Health Care Authority (Decatur General Hospital)[1]	6.250	03/01/2013	03/01/2009	B	4,795,911
15,756,000	Morgan County-Decatur, AL Health Care Authority (Decatur General Hospital)[1]	6.375	03/01/2024	03/01/2009	B	15,782,628
65,000	Tuskegee, AL Utilities Board[1]	5.500	02/01/2016	02/01/2009	B	65,443
80,000	Tuskegee, AL Utilities Board[1]	5.500	02/01/2022	02/01/2009	B	80,062

						35,003,164
Alaska—2.0%
25,000	AK HFC (Veterans Mtg.)	5.200	12/01/2014	12/01/2014		24,325
85,000	AK HFC, Series A-1[1]	5.500	12/01/2017	01/02/2010	C	85,571
20,000	AK HFC, Series A-2	5.750	06/01/2024	03/09/2010	C	20,141
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Alaska Continued
$73,000,000	AK HFC, Series A-2	5.782%[3]	06/01/2037	12/01/2008	B	$13,518,140
15,000	AK HFC, Series A-2	5.900	06/01/2014	12/01/2009	B	15,217
18,240,000	AK HFC, Series A-2[1]	6.200	12/01/2021	06/01/2009	B	18,504,480
10,000	AK Industrial Devel. & Export Authority (Lake Dorothy Hydroelectric)[1]	5.250	12/01/2021	01/07/2020	A	8,964
500,000	AK Industrial Devel. & Export Authority (Snettisham)[1]	5.500	01/01/2017	01/01/2009	B	485,125
35,000	AK International Airports, Series C1	6.100	10/01/2017	10/01/2009	B	35,177
4,595,000	AK Northern Tobacco Securitization Corp. (TASC)	4.625	06/01/2023	07/01/2012	C	3,947,748
15,000	AK Northern Tobacco Securitization Corp. (TASC)	6.200	06/01/2022	06/01/2010	C	15,612

						36,660,500
Arizona—2.9%
35,075,000	AZ Health Facilities Authority (Banner Health System)[1,2]	6.000	01/01/2030	01/01/2013	B	35,175,315
50,000	AZ Student Loan Acquisition Authority	5.900	05/01/2024	02/26/2022	A	47,038
1,375,000	Goodyear, AZ IDA Water and Sewer (Litchfield Park Service Company)	6.750	10/01/2031	05/07/2028	A	1,289,131
1,660,000	Hassayampa, AZ Community Facilities District (Hassayampa Village Community)	7.750	07/01/2021	01/01/2009	B	1,697,682
1,365,000	Litchfield Park, AZ Community Facility District	6.375	07/15/2026	12/10/2022	A	1,258,612
1,785,000	Maricopa County, AZ IDA (Christian Care Mesa II)	6.000	01/01/2014	07/01/2011	C	1,700,659
15,000	Maricopa County, AZ IDA (Sun King Apartments)	5.875	11/01/2008	11/01/2008		15,008
50,000	Maricopa County, AZ IDA (Villas de Merced Apartments)	5.450	12/20/2027	09/05/2023	A	45,193
15,000	Maricopa County, AZ IDA (Whispering Palms Apartments)	5.600	07/01/2013	07/01/2013		14,693
3,975,000	Phoenix, AZ IDA (Capitol Mews Apartments)	5.700	12/20/2040	05/21/2031	A	3,570,146
1,670,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.500	11/01/2017	11/01/2017		1,455,355
255,000	Phoenix, AZ IDA (Single Family Mtg.)	6.650	10/01/2029	11/15/2008	C	258,251
50,000	Pima County, AZ IDA (International Studies Academy)	6.750	07/01/2031	07/01/2031		46,623
5,000	Scottsdale, AZ IDA (Scottsdale Memorial Hospitals)[1]	5.500	09/01/2012	04/28/2010	A	5,277
745,000	Tucson, AZ IDA (Joint Single Family Mtg.)	5.250	07/01/2038	01/01/2013	C	743,264
3,570,000	Tucson, AZ IDA (Joint Single Family Mtg.)	5.350	01/01/2038	12/01/2015	C	3,072,485
1,750,000	Verrado, AZ Community Facilities District No. 1	6.500	07/15/2027	07/03/2023	A	1,648,640

						52,043,372
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Arkansas—0.1%
$500,000	AR Devel. Finance Authority (Madison Industrial Devel./Community Living Obligated Group)[1]	5.800%		12/01/2020	01/12/2019	A	$483,450
375,000	AR Devel. Finance Authority (Single Family Mtg.)	5.300		07/01/2024	07/01/2012	B	376,624
50,000	Pope County, AR Pollution Control (Arkansas Power & Light Company)	6.100		12/01/2016	12/01/2008	B	50,123
40,000	Pope County, AR Pollution Control (Arkansas Power & Light Company)	6.300		12/01/2016	12/01/2008	B	40,105
45,000	Pope County, AR Pollution Control (Arkansas Power & Light Company)[1]	6.300		12/01/2016	12/01/2016		43,181
610,000	Pope County, AR Pollution Control (Arkansas Power & Light Company)	6.300		11/01/2020	11/01/2008	B	600,149
875,000	Warren, AR Solid Waste Disposal (Potlatch Corp.)	7.500		08/01/2013	02/01/2009	B	875,744

							2,469,376
California—6.0%
7,440,000	CA County Tobacco Securitization Agency (TASC)	0.000	[4]	06/01/2021	03/15/2014	A	5,250,185
5,500,000	CA County Tobacco Securitization Agency (TASC)	0.000	[4]	06/01/2028	09/14/2018	C	3,514,995
3,095,000	CA County Tobacco Securitization Agency (TASC)	0.000	[4]	06/01/2036	11/23/2021	A	1,907,820
3,000,000	CA County Tobacco Securitization Agency (TASC)	0.000	[4]	06/01/2041	09/10/2024	A	1,829,700
3,125,000	CA County Tobacco Securitization Agency (TASC)	5.500		06/01/2033	04/24/2013	A	2,617,625
3,740,000	CA County Tobacco Securitization Agency (TASC)	5.750		06/01/2029	12/01/2012	A	3,257,428
2,770,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2027	12/25/2013	A	2,472,834
2,505,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	08/27/2019	A	2,026,119
5,615,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2029	08/24/2012	A	5,059,340
135,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2042	06/26/2020	A	111,441
29,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	0.000	[4]	06/01/2037	05/22/2022	A	14,662,690
5,655,000	CA Golden State Tobacco Securitization Corp. (TASC)	4.500		06/01/2027	09/28/2013	C	4,659,890
2,000,000	CA Hi-Desert Memorial Health Care District	5.500		10/01/2019	04/25/2018	A	1,874,380
2,610,000	CA Statewide CDA (Fairfield Apartments)	6.500		01/01/2016	12/22/2011	C	2,520,608
8,000,000	CA Veterans GO, Series BZ1	5.350		12/01/2021	06/30/2020	A	7,497,920
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

California Continued
$4,785,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	4.625%		06/01/2021	06/23/2013	A	$4,339,086
52,500,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.900	[3]	06/01/2036	07/06/2023	A	5,302,500
75,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)	9.250		08/01/2024	02/01/2009	B	75,015
7,500,000	Northern CA Gas Authority[1]	2.590	[5]	07/01/2027	07/01/2027		3,825,000
12,960,000	Northern CA Tobacco Securitization Authority (TASC)	4.750		06/01/2023	01/01/2013	C	11,037,254
500,000	Riverside County, CA Public Financing Authority COP	5.750		05/15/2019	05/15/2011	B	487,375
5,000,000	San Diego, CA Certificates (Water Utility Fund)[1]	5.200		08/01/2024	05/28/2023	A	4,812,700
8,000,000	San Diego, CA Public Facilities Financing Authority	5.250		05/15/2020	11/15/2008	B	8,000,560
250,000	San Diego, CA Public Facilities Financing Authority[1]	5.250		05/15/2027	06/21/2025	A	235,808
2,000,000	San Marcos, CA Special Tax	5.900		09/01/2028	05/02/2026	A	1,791,020
6,000,000	Santa Rosa, CA Rancheria Tachi Yokut Tribe Enterprise	6.125		03/01/2013	04/06/2011	A	6,108,600
5,615,000	Southern CA Tobacco Securitization Authority	4.750		06/01/2025	03/31/2013	C	4,675,947

							109,953,840
Colorado—0.8%
25,000	Boulder County, CO Multifamily Hsg. (Legacy Apartments)	6.000		11/20/2015	11/20/2008	B	25,009
50,000	Boulder County, CO Multifamily Hsg. (Legacy Apartments)	6.100		11/20/2025	11/20/2008	B	49,162
90,000	CO Health Facilities Authority (Northern Colorado Medical Center)[1]	6.000		05/15/2020	11/15/2008	B	92,583
5,000	CO Hsg. & Finance Authority (Multifamily)[1]	5.700		10/01/2021	12/01/2008	B	5,001
50,000	CO Hsg. & Finance Authority (Multifamily)	5.900		10/01/2038	08/15/2034	A	46,558
5,000	CO Hsg. & Finance Authority (Single Family)	5.150		11/01/2016	05/01/2010	B	5,024
780,000	CO Hsg. & Finance Authority (Single Family)	5.483	[3]	11/01/2029	05/01/2010	B	243,032
560,000	CO Hsg. & Finance Authority (Single Family)[1]	5.900		08/01/2023	08/01/2009	C	570,657
10,000	CO Hsg. & Finance Authority (Single Family)	6.050		10/01/2016	02/01/2009	C	10,336
260,000	CO Hsg. & Finance Authority (Single Family)[1]	6.450		04/01/2030	04/01/2016	B	262,582
1,225,000	CO Hsg. & Finance Authority (Single Family)	6.800		04/01/2030	12/01/2008	C	1,251,644
45,000	CO Hsg. & Finance Authority (Single Family)[1]	7.250		10/01/2031	03/20/2009	C	47,068
25,000	CO Hsg. & Finance Authority (Single Family)	7.450		10/01/2016	12/08/2008	C	25,670
5,000	CO Hsg. & Finance Authority (Single Family)	7.450		11/01/2027	11/01/2012	B	5,087
365,000	CO Hsg. & Finance Authority (Single Family)	7.500		04/01/2031	02/27/2010	C	378,363
70,000	CO Hsg. & Finance Authority (Single Family)	7.550		11/01/2027	05/01/2013	B	71,894
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Colorado Continued
$5,000	CO Hsg. & Finance Authority, Series A	7.400%	11/01/2027	12/01/2008	C	$5,063
55,000	CO Hsg. & Finance Authority, Series C-2	6.875	11/01/2028	03/01/2009	C	55,593
280,000	CO Hsg. & Finance Authority, Series D-2	6.350	11/01/2029	02/02/2009	C	287,616
5,000	CO Water Resources & Power Devel. Authority, Series A	5.600	11/01/2017	11/01/2008	B	5,046
20,000	CO Water Resources & Power Devel. Authority, Series A	5.750	11/01/2010	11/01/2008	B	20,034
150,000	Denver, CO City & County (Helen G. Bonfils Foundation)[1]	5.250	12/01/2012	12/01/2008	B	150,239
25,000	Denver, CO City & County Airport	6.125	11/15/2025	11/29/2024	A	23,983
2,000,000	Denver, CO City & County Airport, Series A [6]	6.000	11/15/2014	11/15/2010	B	2,029,250
3,000,000	Denver, CO City & County Airport, Series A [6]	6.000	11/15/2015	11/15/2010	B	3,032,400
3,000,000	Denver, CO City & County Airport, Series A [6]	6.000	11/15/2016	11/15/2010	B	3,020,445
2,000,000	Denver, CO City & County Airport, Series A [6]	6.000	11/15/2018	11/15/2010	B	2,002,120

						13,721,459
Connecticut—0.9%
30,000	CT Airport (Bradley International Airport)[1]	5.125	10/01/2026	04/24/2025	A	25,350
10,000	CT Airport (Bradley International Airport)[1]	5.125	10/01/2031	11/07/2029	A	8,365
435,000	CT Devel. Authority (Bridgeport Hydraulic Company)	6.150	04/01/2035	10/01/2008	B	435,100
135,000	CT Devel. Authority (Bridgeport Hydraulic Company)	6.150	04/01/2035	04/01/2035		120,794
40,000	CT Devel. Authority (Church Homes)	5.700	04/01/2012	04/01/2009	B	40,161
1,000,000	CT Devel. Authority (Mary Wade Home)	6.375	12/01/2018	12/01/2009	B	1,019,020
2,000,000	CT Devel. Authority Airport Facility (Learjet)	7.950	04/01/2026	10/01/2014	B	2,073,320
11,000,000	CT Devel. Authority Pollution Control (Connecticut Light & Power Company)	5.950	09/01/2028	09/01/2028		10,049,710
30,000	CT GO	5.650	03/15/2012	03/15/2009	B	30,060
125,000	CT H&EFA (Bridgeport Hospital)[1]	5.375	07/01/2019	01/01/2009	B	125,153
770,000	CT H&EFA (Bridgeport Hospital)[1]	5.375	07/01/2025	01/01/2009	B	764,471
55,000	CT H&EFA (Bridgeport Hospital)[1]	6.625	07/01/2018	01/01/2009	B	55,229
420,000	CT H&EFA (Bridgeport Hospital/Bridgeport Hospital Foundation Obligated Group)[1]	6.500	07/01/2012	01/01/2009	B	421,088
185,000	CT H&EFA (DKH/CHHC/HNE Obligated Group)[1]	5.375	07/01/2026	01/01/2009	B	182,589
20,000	CT H&EFA (New Horizons)[1]	5.875	11/01/2012	11/01/2008	B	20,039
10,000	CT HFA	5.125	05/15/2021	11/15/2009	B	9,917
30,000	CT HFA	5.200	11/15/2020	02/04/2018	A	28,272
10,000	CT HFA	5.375	11/15/2018	05/15/2009	B	9,765
130,000	CT HFA, Series C1	5.500	11/15/2035	04/13/2033	A	115,781
100,000	CT Special Obligation Parking (Bradley International Airport Parking Company)	6.500	07/01/2018	03/09/2016	A	92,245
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Connecticut Continued
$205,000	Eastern CT Res Rec (Wheelabrator Lisbon)	5.500%		01/01/2014	10/26/2011	A	$200,240
600,000	Mashantucket, CT Western Pequot Tribe, Series B	5.600		09/01/2009	09/01/2009		604,338

							16,431,007
Delaware—1.2%
25,000	DE EDA (General Motors Corp.)	5.600		04/01/2009	04/01/2009		23,943
600,000	DE EDA (United Waterworks)[1]	6.200		06/01/2025	12/01/2008	B	606,114
345,000	DE Hsg. Authority (Multifamily Mtg.)	6.950		07/01/2014	07/25/2010	A	361,984
20,000	DE Hsg. Authority (Multifamily Mtg.)	7.375		01/01/2015	09/11/2011	A	18,698
20,000	DE Hsg. Authority (Single Family Mtg.)[1]	5.450		01/01/2032	01/01/2009	C	20,146
5,000	DE Hsg. Authority (Single Family Mtg.)[1]	5.500		07/01/2013	01/01/2009	B	5,041
20,000	DE Hsg. Authority (Single Family Mtg.)	5.550		07/01/2009	07/01/2009		20,128
20,955,000	DE Hsg. Authority (Single Family Mtg.)	5.600		07/01/2039	04/07/2013	C	20,299,318
30,000	DE Hsg. Authority (Single Family Mtg.)[1]	6.050		07/01/2028	07/01/2009	B	30,404

							21,385,776
District of Columbia—1.6%
200,000	District of Columbia (James F. Oyster Elementary School)	6.450		11/01/2034	11/16/2033	A	173,116
115,000	District of Columbia HFA (Single Family), Series A	6.850		06/01/2031	06/28/2009	C	115,831
10,000	District of Columbia HFA (Single Family), Series B	5.850		12/01/2018	12/01/2008	B	10,112
25,000	District of Columbia HFA (Single Family), Series B	5.900		12/01/2028	06/01/2009	B	25,288
10,185,000	District of Columbia Tobacco Settlement Financing Corp.	6.250		05/15/2024	11/01/2011	C	9,660,269
11,320,000	District of Columbia Tobacco Settlement Financing Corp.	6.750		05/15/2040	01/29/2025	A	10,347,612
207,670,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	7.000	[3]	06/15/2046	06/13/2024	A	8,400,252

							28,732,480
Florida—10.2%
4,640,000	Arborwood, FL Community Devel. District (Centex Homes)	5.250		05/01/2016	05/01/2016		3,983,626
15,000	Baker County, FL Hospital Authority	5.300		12/01/2023	11/04/2019	A	12,479
15,000	Bay County, FL Water System[1]	6.250		09/01/2014	03/01/2009	B	15,038
1,390,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment	7.125		05/01/2012	01/10/2010	A	1,373,737
6,000,000	Brevard County, FL Health Facilities Authority (Holmes Regional Medical Center)[1]	5.600		10/01/2010	10/01/2008	B	6,012,540
250,000	Brevard County, FL Health Facilities Authority (Holmes Regional Medical Center)[1]	5.625		10/01/2014	10/01/2008	B	250,430
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida Continued
$10,000	Brevard County, FL Health Facilities Authority (Wuesthoff Health Services)[1]	5.400%	04/01/2013	10/01/2008	B	$10,016
20,000	Brevard County, FL Health Facilities Authority (Wuesthoff Memorial Hospital)[1]	5.300	04/01/2011	10/01/2008	B	20,032
30,000	Brevard County, FL Industrial Devel. (The Kroger Company)	7.250	01/01/2009	01/01/2009		30,068
2,000,000	Broward County, FL Airport Facilities (Learjet)	7.500	11/01/2020	11/01/2014	B	2,008,200
80,000	Broward County, FL Airport System[1]	5.125	10/01/2017	10/01/2017		76,022
5,000	Broward County, FL Airport System (Passenger Facility)[1]	5.250	10/01/2014	10/01/2008	B	4,980
75,000	Broward County, FL Airport System (Passenger Facility)[1]	5.250	10/01/2015	10/01/2008	B	73,824
440,000	Broward County, FL HFA	5.400	10/01/2038	10/04/2010	C	365,957
70,000	Broward County, FL HFA (Bridgewater Place Apartments)	5.500	04/01/2041	06/23/2038	A	61,084
365,000	Broward County, FL HFA (Cross Keys Apartments)	5.800	10/01/2033	08/20/2031	A	330,307
180,000	Broward County, FL HFA (Pompano Oaks Apartments)	6.100	12/01/2038	04/19/2034	A	171,882
55,000	Broward County, FL HFA (Praxis of Deerfield Beach III)	5.300	09/01/2023	07/21/2021	A	50,024
90,000	Broward County, FL HFA (Praxis of Deerfield Beach)	5.350	03/01/2031	12/14/2027	A	79,116
80,000	Broward County, FL HFA (Stirling Apartments)[1]	5.650	10/01/2028	06/15/2024	A	73,301
50,000	Broward County, FL HFA (Venice Homes Apartments)[1]	5.650	01/01/2022	09/23/2019	A	46,890
35,000	Broward County, FL Port Facilities[1]	5.000	09/01/2027	12/28/2023	A	29,262
105,000	Cape Coral, FL Health Facilities Authority (Gulf Care)	6.000	10/01/2016	10/01/2008	B	105,230
20,000	Clay County, FL HFA (Single Family Mtg.)	5.300	10/01/2029	07/31/2025	A	17,625
30,000	Collier County, FL HFA (Saxon Manor Isle Apartments)	5.450	03/01/2030	10/31/2026	A	26,861
380,000	Collier County, FL HFA (Whistlers Green Apartments)[1]	5.400	12/01/2027	06/27/2024	A	339,492
245,000	Collier County, FL HFA (Whistlers Green Apartments)	5.450	06/01/2039	08/10/2034	A	211,832
840,000	Collier County, FL IDA (Allete)	6.500	10/01/2025	10/01/2025		800,545
1,800,000	Concorde Estates, FL Community Devel. District	5.000	05/01/2011	11/01/2008	A	1,701,882
10,000	Cypress Club, FL Special Recreational District	7.100	09/01/2013	03/01/2009	B	10,034
100,000	Dade County, FL GO (Seaport)[1]	5.125	10/01/2016	10/01/2008	B	100,140
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida Continued
$145,000	Dade County, FL GO (Seaport)[1]	5.125%	10/01/2021	10/01/2008	B	$145,010
70,000	Dade County, FL GO (Seaport)[1]	5.400	10/01/2021	10/01/2008	B	70,011
225,000	Dade County, FL GO (Seaport)[1]	5.450	10/01/2016	10/01/2008	B	225,360
120,000	Dade County, FL GO (Seaport)[1]	5.500	10/01/2026	04/01/2009	B	119,999
1,605,000	Dade County, FL GO (Seaport)[1]	5.750	10/01/2015	10/01/2008	B	1,608,001
100,000	Dade County, FL HFA (Golden Lakes Apartments)	6.000	11/01/2032	09/14/2030	A	88,960
45,000	Dade County, FL HFA (Golden Lakes Apartments)	6.050	11/01/2039	10/29/2036	A	39,405
20,000	Dade County, FL HFA (New Horizons Associates)	5.875	07/15/2024	01/15/2010	B	20,083
110,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.700	09/01/2022	03/01/2009	B	106,406
170,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.750	09/01/2029	08/24/2026	A	158,085
75,000	Dade County, FL Res Rec[1]	5.500	10/01/2010	10/01/2008	B	75,140
985,000	Dade County, FL Res Rec[1]	5.500	10/01/2013	10/01/2008	B	986,369
45,000	Duval County, FL HFA (Single Family Mtg.)	5.300	04/01/2029	04/01/2010	B	45,167
900,000	East Homestead, FL Community Devel. District	5.000	05/01/2011	05/01/2011		850,941
35,000	Edgewater, FL Water & Sewer[1]	5.500	10/01/2013	10/01/2008	B	35,057
205,000	Edgewater, FL Water & Sewer[1]	5.500	10/01/2021	10/01/2008	B	205,059
5,140,000	Escambia County, FL Health Facilities Authority	5.950	07/01/2020	07/01/2020		5,218,077
115,000	Escambia County, FL Health Facilities Authority (Baptist Manor)	5.125	10/01/2019	11/06/2017	A	107,861
10,000	Escambia County, FL HFA (Single Family Mtg.)	5.500	10/01/2031	02/24/2028	A	8,957
5,000	Escambia County, FL School Board COP[1]	5.500	02/01/2016	02/01/2009	B	5,008
1,250,000	Fiddler’s Creek, FL Community Devel. District	5.800	05/01/2021	05/01/2021		1,155,263
1,000,000	Fiddler’s Creek, FL Community Devel. District	5.875	05/01/2021	10/12/2015	A	930,520
50,000	FL Agriculture & Mechanical University (Student Apartment Facility)[1]	5.600	07/01/2013	01/01/2009	B	50,085
95,000	FL Agriculture & Mechanical University (Student Apartment Facility)[1]	5.625	07/01/2021	01/01/2009	B	95,130
150,000	FL Agriculture & Mechanical University (Student Apartment Facility)[1]	5.625	07/01/2025	01/01/2009	B	150,008
10,000	FL Agriculture & Mechanical University (Student Apartment Facility)[1]	6.500	07/01/2017	01/01/2009	B	10,027
25,000	FL Agriculture & Mechanical University (Student Apartment Facility)[1]	6.500	07/01/2023	01/01/2009	B	25,066
235,000	FL Capital Projects Finance Authority (Peerless Group)	7.500	08/01/2019	12/06/2014	A	212,863
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida Continued
$20,000	FL Correctional Private Commission (350 Bed Youthful) COP[1]	5.000%	08/01/2017	02/01/2009	B	$20,024
2,585,000	FL Gateway Services Community Devel. District	5.500	05/01/2010	11/01/2008	A	2,540,771
20,000	FL GO (Jefferson County Road)[1]	5.900	05/01/2010	11/01/2008	B	20,052
150,000	FL HFA[1]	6.300	09/01/2036	09/01/2009	B	145,773
35,000	FL HFA[1]	6.350	07/01/2028	01/01/2009	B	35,266
80,000	FL HFA[1]	6.350	07/01/2028	01/01/2009	B	80,672
15,000	FL HFA (Brittany of Rosemont)[1]	6.050	07/01/2015	01/01/2009	B	15,005
20,000	FL HFA (Grand Court Apartments)	5.300	08/15/2031	07/03/2029	A	17,439
20,000	FL HFA (Holly Cove Apartments)[1]	6.050	10/01/2015	10/01/2008	B	20,005
285,000	FL HFA (Holly Cove Apartments)[1]	6.250	10/01/2035	10/01/2008	B	275,284
75,000	FL HFA (Homeowner Mtg.)[1]	5.900	07/01/2029	07/01/2009	B	75,851
110,000	FL HFA (Hsg. Partners of Gainesville)[1]	5.600	07/01/2027	06/22/2024	A	100,794
60,000	FL HFA (Landings at Sea Forest)[1]	5.850	12/01/2018	12/01/2008	B	59,996
100,000	FL HFA (Landings at Sea Forest)[1]	6.050	12/01/2036	10/21/2029	A	94,135
25,000	FL HFA (Landings Boot Ranch)[1]	5.875	11/01/2015	11/01/2008	B	25,006
30,000	FL HFA (Landings Boot Ranch)[1]	6.000	11/01/2025	11/01/2008	B	29,034
690,000	FL HFA (Landings Boot Ranch)[1]	6.100	11/01/2035	11/01/2008	B	700,012
150,000	FL HFA (Leigh Meadows Apartments)[1]	6.100	09/01/2016	03/01/2009	B	150,050
60,000	FL HFA (Mar Lago Village Apartments)[1]	5.900	12/01/2027	10/04/2023	A	56,860
50,000	FL HFA (Mar Lago Village Apartments)	6.000	06/01/2039	12/09/2034	A	46,815
90,000	FL HFA (Mar Lago Village Associates)	6.000	06/01/2039	12/09/2034	A	84,267
190,000	FL HFA (Reserve at Kanpaha)[1]	5.500	07/01/2020	01/01/2009	B	194,321
60,000	FL HFA (Reserve at North Shore)[1]	5.500	11/01/2020	05/13/2017	A	57,643
25,000	FL HFA (Reserve at North Shore)[1]	5.600	11/01/2027	10/21/2024	A	22,890
5,000	FL HFA (Riverfront Apartments)[1]	6.100	04/01/2017	04/01/2009	B	5,010
80,000	FL HFA (Riverfront Apartments)[1]	6.200	04/01/2027	04/01/2009	B	78,449
70,000	FL HFA (Sarah’s Place Apartments)[1]	5.250	05/01/2022	01/29/2019	A	64,859
15,000	FL HFA (Sarah’s Place Apartments)[1]	5.400	11/01/2032	12/02/2030	A	13,136
25,000	FL HFA (Spinnaker Cove Apartments)[1]	6.375	07/01/2026	01/01/2009	B	24,997
75,000	FL HFA (Stoddert Arms Apartments)[1]	6.300	09/01/2036	09/01/2009	B	72,887
55,000	FL HFA (Turtle Creek Apartments)[1]	6.150	05/01/2026	05/01/2009	B	53,557
50,000	FL HFA (Turtle Creek Apartments)[1]	6.200	05/01/2036	06/07/2032	A	47,936
65,000	FL HFA (Villas of Capri)	6.100	04/01/2017	10/01/2008	B	65,014
70,000	FL HFA (Wentworth Apartments)	5.300	05/01/2039	05/31/2037	A	59,552
50,000	FL HFA (Wentworth Apartments)[1]	5.375	11/01/2029	09/10/2027	A	44,216
30,000	FL HFA (Wentworth Apartments)[1]	5.400	04/01/2032	05/02/2030	A	26,313
20,000	FL HFA (Wentworth Apartments)[1]	5.400	11/01/2034	05/31/2034	A	17,365
50,000	FL HFA (Westlake Apartments)[1]	5.300	09/01/2031	07/22/2029	A	43,594
75,000	FL HFA (Willow Lake Apartments)[1]	5.400	01/01/2032	02/01/2030	A	65,818
25,000	FL HFA (Windchase Apartments)[1]	5.750	12/01/2017	06/01/2009	B	25,005
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Florida Continued
$95,000	FL HFA (Windchase Apartments)	6.000%		06/01/2039	07/25/2034	A	$88,949
205,000	FL HFA (Windchase Apartments)	6.000		06/01/2039	07/25/2034	A	191,942
75,000	FL HFA (Windchase Apartments), Series C1	5.900		12/01/2027	08/20/2023	A	71,075
995,000	FL HFA (Woodbridge Apartments)[1]	6.050		12/01/2016	12/01/2008	B	995,517
1,750,000	FL HFA (Woodbridge Apartments)[1]	6.150		12/01/2026	12/01/2008	B	1,712,393
3,500,000	FL HFA (Woodbridge Apartments)[1]	6.250		06/01/2036	12/01/2008	B	3,454,290
260,000	FL HFA (Worthington Apartments)[1]	6.050		12/01/2025	12/01/2008	B	251,625
115,000	FL HFA (Worthington Apartments)[1]	6.200		12/01/2035	12/26/2031	A	110,415
355,000	FL HFA (Worthwhile Devel. Ltd./Riverfront Apartments)[1]	6.250		04/01/2037	04/01/2009	B	342,660
40,000	FL HFA, Series 3[1]	6.200		07/01/2016	01/01/2009	B	40,037
40,000	FL HFA, Series 3[1]	6.300		07/01/2024	01/01/2009	B	41,117
890,000	FL HFC	5.485	[3]	07/01/2030	01/01/2011	B	271,067
18,795,000	FL HFC[1]	5.750		01/01/2037	07/04/2012	C	18,527,171
15,000	FL HFC	5.900		07/01/2021	07/01/2009	B	15,086
10,000	FL HFC	5.950		01/01/2032	09/06/2028	A	9,458
15,000	FL HFC (Andrews Place Apartments)	5.000		11/01/2033	09/17/2031	A	12,233
180,000	FL HFC (Ashton Lake Apartments)[1]	5.700		07/01/2033	11/06/2031	A	164,142
125,000	FL HFC (Ashton Lake Apartments)	5.875		01/01/2041	02/17/2039	A	115,123
430,000	FL HFC (Bernwood Trace Associates)	5.832	[3]	12/01/2029	09/02/2024	A	102,491
450,000	FL HFC (Brittany of Rosemont)[1]	6.250		07/01/2035	01/01/2009	B	434,660
50,000	FL HFC (Deer Meadows Apartments)	5.800		11/01/2019	11/01/2011	B	49,363
20,000	FL HFC (Grande Court Apartments)	5.375		02/15/2035	09/09/2033	A	17,381
15,000	FL HFC (Hampton Court Apartments)	5.600		03/01/2032	05/16/2029	A	13,583
100,000	FL HFC (Holly Cove Apartments)[1]	6.150		10/01/2025	10/01/2008	B	97,837
65,000	FL HFC (Homeowner Mtg.)[1]	5.350		01/01/2021	01/01/2009	C	60,978
30,000	FL HFC (Homeowner Mtg.)	5.500		07/01/2012	07/01/2009	B	30,229
165,000	FL HFC (Homeowner Mtg.)	5.580	[3]	01/01/2029	06/01/2009	B	53,556
30,000	FL HFC (Homeowner Mtg.)	5.750		07/01/2017	07/01/2009	B	30,297
9,315,000	FL HFC (Homeowner Mtg.)[1]	5.750		01/01/2037	08/01/2011	C	9,028,471
45,000	FL HFC (Hunters Ridge-Deerwood)[1]	5.300		12/01/2028	08/11/2024	A	40,418
120,000	FL HFC (Logan Heights Apartments)[1]	5.850		10/01/2033	03/04/2031	A	110,840
120,000	FL HFC (Logan Heights Apartments)	6.000		10/01/2039	10/01/2009	B	125,162
20,000	FL HFC (Logan’s Pointe Apartments)	5.900		12/01/2019	12/01/2009	B	20,059
5,090,000	FL HFC (Logan’s Pointe Apartments)	6.000		06/01/2039	09/09/2035	A	4,896,580
200,000	FL HFC (Logan’s Pointe Apartments)	6.276	[3]	12/01/2029	08/28/2024	A	47,670
25,000	FL HFC (Marina Bay Apartments)	5.750		08/01/2033	12/03/2031	A	22,932
125,000	FL HFC (Peacock Run Apartments)	5.400		08/01/2042	08/01/2039	A	107,015
350,000	FL HFC (Raceway Pointe Apartments)	5.950		09/01/2032	12/18/2030	A	328,790
110,000	FL HFC (Raceway Pointe Partners)	5.750		09/01/2027	03/29/2024	A	102,556
5,775,000	FL HFC (Raintree Apartments)	6.050		03/01/2042	09/01/2010	B	5,817,793
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida Continued
$20,000	FL HFC (Riley Chase Apartments)[1]	5.600%	10/01/2016	10/01/2009	B	$20,048
155,000	FL HFC (Riley Chase Apartments)	6.000	10/01/2039	06/28/2035	A	145,108
15,000	FL HFC (River Trace Senior Apartments)	5.700	07/01/2035	12/02/2032	A	13,602
35,000	FL HFC (Seminole Ridge Apartments)	6.000	10/01/2029	10/12/2025	A	33,434
100,000	FL HFC (Spring Harbor Apartments)	5.900	08/01/2039	04/25/2035	A	92,292
20,000	FL HFC (Waterbridge Apartments)	5.125	08/01/2027	05/04/2027	A	17,368
50,000	FL HFC (Waverly Apartments)[1]	6.200	07/01/2035	07/01/2012	B	48,324
295,000	FL HFC (Westwood Apartments)	5.450	02/01/2041	09/10/2032	A	255,464
40,000	FL HFC (Winterlakes Sanctuary), Series H-1[1]	6.000	09/01/2032	02/07/2030	A	38,052
180,000	FL HFC (Woodridge Apartments)[1]	5.850	10/01/2033	01/29/2032	A	166,261
15,000	FL HFC (Woodridge Apartments)	6.000	10/01/2039	03/03/2037	A	14,043
95,000	FL Ports Financing Commission[1]	5.125	06/01/2011	06/01/2009	B	95,354
75,000	FL Ports Financing Commission[1]	5.375	06/01/2016	06/01/2009	B	73,637
130,000	FL Ports Financing Commission[1]	5.375	06/01/2027	08/26/2022	A	113,732
35,000	FL Ports Financing Commission[1]	5.500	10/01/2029	05/30/2027	A	30,947
45,000	FL State Board of Education GO1	5.750	06/01/2022	06/01/2010	B	46,625
25,000	FL State Division of Bond Finance (Dept. of Environmental Protection)	5.375	07/01/2010	01/01/2009	B	25,054
600,000	Gulf Breeze, FL GO	6.050	12/01/2015	12/01/2008	B	602,322
105,000	Halifax, FL Hospital Medical Center	5.200	04/01/2018	11/24/2015	A	96,132
5,000	Highlands County, FL Health Facilities Authority (AHS-GA/AHS-Sunbelt/CV/OCC/ Fletcher/FH-Waterman Obligated Group)	5.250	11/15/2020	11/15/2008	B	5,064
1,155,000	Highlands, FL Community Devel. District	5.000	05/01/2011	05/01/2010	A	1,081,761
2,000,000	Hillsborough County, FL IDA (National Gypsum Company)	7.125	04/01/2030	04/01/2030		1,795,460
30,000	Indian River County, FL Hospital District (IRMH/IRHS/HSIR Obligated Group)	5.700	10/01/2015	10/01/2008	B	30,055
50,000	Jacksonville, FL Capital Improvement (Gator Bowl)[1]	5.250	10/01/2025	10/01/2008	B	49,391
1,000,000	Jacksonville, FL EDC (Met Packaging Solutions)	5.500	10/01/2030	05/28/2028	A	860,850
5,555,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.875	06/01/2025	05/19/2021	A	5,351,743
2,910,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.875	06/01/2031	01/29/2029	A	2,825,697
10,000	Jacksonville, FL Excise Taxes[1]	5.000	10/01/2016	10/01/2008	B	10,011
10,000	Jacksonville, FL Hsg. (Windermere Manor)	5.875	03/20/2028	03/20/2009	B	10,106
70,000	Jacksonville, FL Port Authority	5.625	11/01/2026	12/12/2024	A	62,646
20,000	Jacksonville, FL Port Authority	5.700	11/01/2021	11/14/2020	A	18,498
30,020,000	Jacksonville, FL Port Authority	6.000	11/01/2038	01/28/2035	A	29,045,251
5,000	Jacksonville, FL Sales Tax (River City Renaissance)	5.125	10/01/2018	10/01/2008	B	4,973
990,000	Jacksonville, FL Water and Sewage (United Waterworks)[1]	6.350	08/01/2025	02/01/2009	B	972,150
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida Continued
$50,000	Lakeland, FL Hospital System (Lakeland Regional Medical Center)[1]	5.250%	11/15/2016	11/15/2008	B	$50,024
40,000	Lakeland, FL Hospital System (Lakeland Regional Medical Center)[1]	5.250	11/15/2025	11/15/2008	B	39,158
25,000	Lakeland, FL Light & Water[1]	5.750	10/01/2019	10/01/2008	B	26,320
14,950,000	Lee County, FL Airport[6]	6.000	10/01/2032	08/05/2031	A	14,203,795
1,340,000	Lee County, FL Airport[1]	6.000	10/01/2029	04/27/2028	A	1,269,677
30,000	Lee County, FL COP (Master Lease)[1]	5.125	10/01/2012	10/01/2008	B	30,037
150,000	Lee County, FL HFA (Single Family Mtg.)	6.450	03/01/2031	03/01/2017	C	152,775
525,000	Lee County, FL HFA (Single Family Mtg.)	7.100	03/01/2034	09/01/2009	C	534,056
15,000	Lee County, FL Passenger Facility Charge[1]	5.000	10/01/2011	10/01/2008	B	15,003
50,000	Lee County, FL Passenger Facility Charge[1]	5.000	10/01/2013	10/01/2008	B	49,500
450,000	Lee County, FL Passenger Facility Charge[1]	5.000	10/01/2018	11/05/2016	A	414,765
90,000	Macclenny, FL Capital Improvement[1]	5.500	01/01/2026	01/01/2009	B	90,117
1,520,000	Manatee County, FL HFA (Single Family Mtg.)	5.400	03/01/2035	08/15/2009	C	1,508,083
20,000	Manatee County, FL HFA (Single Family Mtg.)	5.500	03/01/2035	09/01/2015	A	20,248
5,000	Manatee County, FL HFA, Series A	9.125	06/01/2016	11/01/2008	B	5,015
35,000	Manatee County, FL Port Authority[1]	5.250	10/01/2009	10/01/2008	B	35,069
25,000	Manatee County, FL Port Authority[1]	5.400	10/01/2013	10/01/2008	B	25,034
35,000	Martin County, FL Health Facilities Authority (Martin Memorial Medical Center)[1]	5.250	11/15/2020	11/15/2008	B	35,096
10,125,000	Martin County, FL IDA (Indiantown Cogeneration)	7.875	12/15/2025	12/15/2008	B	10,139,884
270,000	Martin County, FL IDA (Indiantown Cogeneration)	8.050	12/15/2025	12/15/2008	B	270,435
90,000	Miami, FL Community Redevel. (Southeast Overtown/Park West)	8.500	10/01/2015	10/01/2008	B	90,178
25,000	Miami-Dade County, FL Aviation[1]	5.250	10/01/2015	10/01/2008	B	24,608
50,000	Miami-Dade County, FL Aviation[1]	5.250	10/01/2017	10/01/2017		47,947
15,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.250	10/01/2022	10/01/2022		13,081
100,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	6.000	10/01/2029	11/12/2027	A	92,593
15,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)[1]	6.000	10/01/2015	04/01/2011	B	15,142
20,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)[1]	6.100	10/01/2029	08/04/2025	A	19,223
5,145,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)	6.200	10/01/2039	08/07/2035	A	4,927,006
965,000	Miami-Dade County, FL HFA (Homeownership Mtg.)	5.450	10/01/2038	11/08/2013	C	798,123
200,000	Miami-Dade County, FL HFA (Marbrisa Apartments)[1]	6.050	08/01/2029	08/01/2010	B	200,048
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Florida Continued
$100,000	Miami-Dade County, FL HFA (Sunset Bay Apartments)	6.050%		01/01/2041	08/23/2036	A	$94,458
20,000	Miami-Dade County, FL Special Obligation, Series B	5.426	[3]	10/01/2031	10/01/2031		4,759
50,000	Naples, FL Hospital Revenue (Naples Community Hospital)[1]	5.375		10/01/2011	10/01/2008	B	50,082
100,000	Naples, FL Hospital Revenue (Naples Community Hospital)[1]	5.500		10/01/2026	04/01/2009	B	99,990
30,000	North Palm Beach Heights, FL Water Control District, Series A1	6.500		10/01/2012	10/01/2008	B	30,082
25,000	Oakland Park, FL Utilities System[1]	5.250		09/01/2014	03/01/2009	B	25,038
345,000	Oakland, FL Charter School	6.950		12/01/2015	05/01/2011	A	345,725
20,000	Ocoee, FL Water & Sewer System[1]	5.375		10/01/2016	10/01/2008	B	20,031
25,000	Okaloosa County, FL Airport	5.500		10/01/2023	09/08/2019	A	21,931
1,200,000	Okaloosa County, FL Airport	6.000		10/01/2030	12/16/2027	A	1,044,552
20,000	Orange County, FL Health Facilities Authority[1]	6.000		10/01/2026	10/01/2009	B	19,527
50,000	Orange County, FL HFA	5.150		03/01/2022	09/01/2009	B	50,880
1,545,000	Orange County, FL HFA	5.650		09/01/2034	12/01/2008	C	1,547,348
10,000	Orange County, FL HFA	5.700		09/01/2026	01/25/2010	C	9,320
15,000	Orange County, FL HFA	5.750		03/01/2030	09/02/2010	B	15,192
20,000	Orange County, FL HFA	5.800		09/01/2017	09/01/2009	B	20,105
25,000	Orange County, FL HFA (Homeowner)	5.000		09/01/2017	03/28/2009	C	24,088
25,000	Orange County, FL HFA (Homeowner)	5.450		09/01/2022	03/01/2012	B	25,095
30,000	Orange County, FL HFA (Homeowner)	5.500		09/01/2027	03/01/2012	B	30,118
40,000	Orange County, FL HFA (Loma Vista)	5.400		09/01/2019	03/01/2011	B	38,770
120,000	Orange County, FL HFA (Loma Vista)	5.500		03/01/2032	05/25/2029	A	107,377
620,000	Orange County, FL HFA (Seminole Pointe)	5.650		12/01/2017	06/01/2011	B	604,891
25,000	Orange County, FL HFA (Single Family Mtg.)	5.875		03/01/2028	09/01/2009	B	25,146
60,000	Orange County, FL HFA (Single Family Mtg.)	5.950		03/01/2028	03/05/2025	A	57,121
135,000	Orange County, FL HFA (Single Family Mtg.)	6.200		10/01/2016	10/01/2008	B	135,041
5,000	Orange County, FL HFA (Single Family Mtg.)	6.300		04/01/2028	10/01/2008	B	4,956
5,000	Orange County, FL HFA (Single Family Mtg.)	6.600		04/01/2028	10/01/2008	B	5,024
235,000	Osceola County, FL HFA (Tierra Vista Apartments)[1]	5.800		12/01/2029	12/01/2029		219,626
45,000	Pace, FL Property Finance Authority[1]	5.375		09/01/2020	03/01/2009	B	45,200
120,000	Palm Beach County, FL Health Facilities Authority (ACTS Retirement/Life Communities)	5.125		11/15/2029	10/17/2029	A	99,263
135,000	Palm Beach County, FL Health Facilities Authority (Jupiter Medical Center)[1]	5.250		08/01/2013	02/01/2009	B	135,204
100,000	Palm Beach County, FL Health Facilities Authority (Jupiter Medical Center)[1]	5.250		08/01/2018	02/01/2009	B	100,108
210,000	Palm Beach County, FL Health Facilities Authority (Jupiter Medical Center)[1]	5.250		08/01/2023	02/01/2009	B	207,852
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida Continued
$15,000	Palm Beach County, FL Health Facilities Authority (Life Care Retirement Communities)	5.500%	10/01/2011	10/01/2008	B	$14,979
50,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)[1]	5.600	12/01/2012	12/01/2008	B	50,030
35,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)	5.800	12/01/2017	12/01/2008	B	35,023
400,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)[1]	5.850	12/01/2022	12/01/2008	B	390,564
250,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)[1]	5.900	06/01/2029	12/01/2008	B	250,020
80,000	Palm Beach County, FL HFA (Golden Lake Hsg. Assoc.)	6.100	08/01/2029	02/01/2009	B	77,340
130,000	Palm Beach County, FL HFA (Pinnacle Palms Apartments)[1]	5.650	07/01/2031	04/28/2027	A	119,140
850,000	Palm Beach County, FL HFA (Windsor Park Apartments)	5.850	12/01/2033	12/16/2027	A	733,185
235,000	Palm Beach County, FL HFA (Windsor Park Apartments)	5.900	06/01/2038	07/05/2036	A	203,623
50,000	Palm Beach County, FL Industrial Devel. (Regents Park Boca Raton)	5.700	02/01/2024	02/01/2009	B	50,070
1,100,000	Palm Glades, FL Community Devel. District	4.850	05/01/2011	08/01/2010	A	1,030,634
800,000	Pasco County, FL HFA (Pasco Woods)[1]	5.800	08/01/2029	05/16/2025	A	748,064
330,000	Pinellas County, FL HFA	5.500	03/01/2036	04/01/2009	C	332,036
3,925,000	Pinellas County, FL HFA (Oaks of Clearwater)[1]	6.375	06/01/2019	11/09/2013	C	3,981,010
10,000	Pinellas County, FL HFA (Single Family Hsg.)	5.200	09/01/2021	12/26/2019	A	9,304
35,000	Pinellas County, FL HFA (Single Family Hsg.)	5.300	09/01/2030	09/15/2009	C	35,089
155,000	Pinellas County, FL HFA (Single Family Hsg.)	5.450	09/01/2034	03/01/2009	C	154,757
25,000	Pinellas County, FL HFA (Single Family Hsg.)	5.550	03/01/2032	09/01/2010	B	25,113
70,000	Pinellas County, FL HFA (Single Family Hsg.)	5.600	09/01/2025	03/01/2009	C	70,712
5,000	Pinellas County, FL HFA (Single Family Hsg.)	6.000	09/01/2018	09/01/2009	B	5,026
45,000	Pinellas County, FL HFA (Single Family Mtg.)	5.250	03/01/2016	03/01/2009	B	45,284
15,000	Pinellas County, FL HFA (Single Family Mtg.)	5.450	09/01/2029	12/19/2026	A	13,480
3,895,000	Pinellas County, FL HFA (Single Family Mtg.)	5.500	09/01/2047	10/23/2012	C	3,739,434
10,000	Pinellas County, FL HFA (Single Family Mtg.)	5.800	03/01/2029	07/18/2009	C	9,358
20,000	Pinellas County, FL HFA, Series B	6.200	09/01/2034	09/01/2012	B	20,113
80,000	Port Everglades, FL Authority, Series A1	5.000	09/01/2016	03/01/2009	B	78,012
80,000	Port Palm Beach, FL District[1]	5.500	09/01/2024	10/09/2022	A	70,972
30,000	Port St. Lucie, FL Special Assessment[1]	5.400	10/01/2016	10/01/2008	B	30,047
285,000	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	03/10/2026	A	237,499
50,000	St. Petersburg Beach, FL GO1	5.250	10/01/2013	10/01/2008	B	50,077
35,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Medical Center)[1]	6.000	12/01/2015	12/01/2008	B	35,076
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida Continued
$10,000	Tampa, FL Solid Waste (McKay Bay Refuse-to-Energy)[1]	5.250%	10/01/2014	10/01/2010	B	$10,275
105,000	Tampa, FL Solid Waste (McKay Bay Refuse-to-Energy)[1]	5.250	10/01/2016	10/01/2010	B	107,882
25,000	University of South Florida (University Bookstore)[1]	6.000	07/01/2014	01/01/2009	B	25,056
1,295,000	Village, FL Community Devel. District	7.625	05/01/2017	11/01/2008	B	1,296,476
100,000	Volusia County, FL Educational Facility Authority (Stetson University)[1]	5.500	06/01/2022	12/01/2008	B	99,992
180,000	Volusia County, FL Health Facilities Authority (John Knox Village of Florida)	6.000	06/01/2017	12/01/2008	B	180,367
10,000	Volusia County, FL HFA (Spring Arbor Apartments)	5.200	08/01/2023	06/22/2021	A	9,647
1,000,000	Waterford Estates, FL Community Devel. District Special Assessment	5.125	05/01/2013	05/15/2009	A	863,660
1,000,000	Watergrass, FL Community Devel. District Special Assessment	4.875	11/01/2010	11/01/2010		948,270

						185,313,099
Georgia—2.7%
85,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.125	03/01/2017	03/01/2009	B	87,009
45,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.200	03/01/2027	03/01/2009	B	44,366
700,000	Albany-Dougherty, GA Payroll Devel. Authority (Proctor & Gamble Company)[1]	5.300	05/15/2026	05/15/2026		630,203
2,045,000	Atlanta, GA Devel. Authority Student Hsg. (ADA/CAU Partners)	6.000	07/01/2036	02/25/2032	A	1,636,961
140,000	Atlanta, GA Devel. Authority Student Hsg. (ADA/CAU Partners)	6.250	07/01/2036	05/13/2032	A	116,031
40,000	Atlanta, GA GO	5.000	12/01/2016	12/01/2008	B	41,195
20,000	Atlanta, GA Hsg. Authority (Village at Castleberry)[1]	5.300	02/20/2029	11/05/2024	A	17,658
75,000	Atlanta, GA Hsg. Authority (Village at Castleberry)	5.400	02/20/2039	10/03/2034	A	64,825
1,000,000	Atlanta, GA Tax Allocation (Eastside)	5.625	01/01/2016	03/27/2012	A	954,080
90,000	Atlanta, GA Urban Residential Finance Authority (Fulton Cotton Mill)	6.000	05/20/2017	05/20/2009	B	90,132
60,000	Atlanta, GA Urban Residential Finance Authority (Fulton Cotton Mill)	6.125	05/20/2027	05/20/2009	B	58,660
1,110,000	Chatham County, GA Hospital Authority (Memorial Medical Center-Savannah)[1]	5.250	01/01/2016	01/01/2009	B	1,114,829
1,615,000	Chatham County, GA Hospital Authority (Memorial Medical Center-Savannah)[1]	5.500	01/01/2021	01/01/2009	B	1,615,388
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Georgia Continued
$325,000	Chatham County, GA Hospital Authority (Memorial Medical Center-Savannah)[1]	5.700%	01/01/2019	01/01/2009	B	$325,280
75,000	Chatham County, GA Hospital Authority (Memorial Medical Center-Savannah)	6.125	01/01/2024	11/09/2022	A	63,896
95,000	Clayton County, GA Hsg. Authority (Pointe Clear Apartments)[1]	5.650	07/01/2017	07/01/2009	B	94,673
80,000	Clayton County, GA Hsg. Authority (Pointe Clear Apartments)[1]	5.750	07/01/2029	02/27/2027	A	74,410
10,000	Cobb County, GA Hsg. Authority (Garrison Plantation)	5.750	07/01/2014	01/01/2009	B	10,012
15,000	Colquitt County, GA Hospital Authority Anticipation Certificates	5.500	03/01/2016	03/01/2009	B	15,141
85,000	Dalton, GA Devel. Authority (Hamilton Health Care System/Hamilton Medical Center Obligated Group)[1]	5.250	08/15/2026	02/15/2009	B	82,690
9,465,000	East Point, GA (Camp Creek), Series B	8.000	02/01/2026	08/01/2012	B	9,873,888
3,000,000	Floyd County, GA Devel. Authority (Temple-Inland)	5.700	12/01/2015	12/01/2015		2,959,200
45,000	Fulton County, GA Devel. Authority (CAU)[1]	5.375	01/01/2020	01/01/2009	B	45,012
20,000	Fulton County, GA Devel. Authority (Cauley Creek Water)[1]	5.250	02/01/2021	08/26/2019	A	18,068
30,000	Fulton County, GA Hospital Authority (Northside Hospital)[1]	5.375	10/01/2012	10/01/2008	B	30,047
22,250,000	GA George L. Smith II Congress Center Authority (Domed Stadium)[1]	5.500	07/01/2020	08/12/2018	A	20,864,270
20,000	GA HFA (Lake Vista Apartments)	5.950	01/01/2027	01/01/2009	B	20,011
15,000	GA HFA (Single Family Mtg.)	5.100	12/01/2020	12/01/2010	B	14,992
25,000	GA HFA (Single Family Mtg.)[1]	5.125	06/01/2019	07/29/2018	A	23,753
15,000	GA HFA (Single Family Mtg.)	5.300	12/01/2022	03/21/2020	A	13,952
595,000	GA HFA (Single Family Mtg.)	5.350	12/01/2022	01/10/2019	A	556,117
90,000	GA HFA (Single Family Mtg.)	5.500	12/01/2032	11/06/2030	A	80,400
50,000	GA HFA (Single Family Mtg.)[1]	5.550	12/01/2026	06/01/2009	B	50,224
10,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2023	09/09/2022	A	9,639
55,000	GA Municipal Gas Authority (Warner Robins)[1]	6.125	01/01/2026	01/01/2009	B	55,084
40,000	GA Private Colleges & University Authority (Mercer University)	5.250	10/01/2013	10/01/2009	B	39,887
15,000	Hinesville, GA Leased Hsg. Corp. (Regency Park)	7.250	01/15/2011	01/15/2011	B	15,684
4,670,000	Lawrenceville, GA Hsg. Authority (Knollwood Park Apartments)	6.250	12/01/2029	12/01/2008	B	4,783,434
70,000	Macon-Bibb County, GA Industrial Authority[1]	6.000	05/01/2013	11/01/2008	B	70,151
20,000	Macon-Bibb County, GA Industrial Authority[1]	6.100	05/01/2018	11/01/2008	B	20,001
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Georgia Continued
$1,000,000	McDuffie County, GA County Devel. Authority (Temple-Inland)	6.950%	12/01/2023	12/01/2023		$935,100
15,000	Morgan County, GA Devel. Auth (Georgia Kraft Company)	6.750	08/01/2009	02/01/2009	B	15,050
65,000	Richmond County, GA Devel. Authority (International Paper Company)	5.400	02/01/2023	02/01/2023		54,027
50,000	Richmond County, GA Devel. Authority (International Paper Company)	5.800	12/01/2020	12/01/2020		44,383
195,000	Richmond County, GA Devel. Authority (International Paper Company)	6.250	02/01/2025	02/01/2025		172,070
10,000	Rome, GA New Public Hsg. Authority	5.750	11/01/2010	11/01/2008	B	10,552
445,000	Vienna, GA Water & Sewer (Tyson Foods)	5.625	09/01/2012	10/13/2010	A	425,861

						48,338,296
Hawaii—2.8%
6,770,000	HI Airports System[6]	5.625	07/01/2018	07/01/2018		6,535,175
5,535,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)	5.450	11/01/2023	11/01/2023		5,534,502
100,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)[1]	5.650	10/01/2027	10/01/2027		91,207
39,405,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)[1]	5.700	07/01/2020	07/01/2020		37,757,477
200,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)[1]	6.200	11/01/2029	11/01/2009	B	194,222
90,000	HI Harbor System, Series A1	5.750	07/01/2029	03/14/2025	A	83,322
90,000	HI HFDC (Single Family Mtg.)[1]	5.750	07/01/2030	07/01/2009	B	90,888
50,000	HI State Dept. of Budget & Finance (Hawaiian Electric Company)[1]	6.150	01/01/2020	01/01/2010	B	49,714
475,000	Honolulu, HI City & County Multifamily Hsg. (Waipahu Towers Cooperative)	6.900	06/20/2035	12/20/2008	B	475,432
375,000	Kuakini, HI Health System (Kuakini Health System/Kuakini Medical Center/Kuakini Geriatric Care Obligated Group)	6.375	07/01/2032	07/08/2028	A	359,704

						51,171,643
Idaho—0.2%
55,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.250	07/01/2011	01/01/2010	B	55,347
145,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.300	07/01/2027	03/14/2023	A	128,869
10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.400	07/01/2018	01/01/2009	C	10,075
20,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.400	07/01/2020	01/15/2009	C	20,150
165,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.550	07/01/2016	01/01/2009	B	166,431
25,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.600	07/01/2021	10/18/2010	C	23,714
220,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.625	07/01/2015	07/01/2009	B	222,160
15,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.750	07/01/2016	07/01/2009	B	15,075
35,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	6.000	07/01/2029	07/01/2009	B	35,477
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Idaho Continued
$10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	6.050%	01/01/2026	01/01/2009	B	$9,738
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	6.350	07/01/2016	01/01/2009	B	5,037
10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.), Series H-2	6.200	07/01/2028	11/15/2008	C	10,079
85,000	ID Hsg. Agency (Single Family Mtg.)[1]	6.450	07/01/2027	01/01/2009	B	86,400
10,000	ID Hsg. Agency (Single Family Mtg.)[1]	6.700	07/01/2027	01/01/2009	B	10,198
10,000	ID Hsg. Agency (Single Family Mtg.), Series A	6.125	07/01/2026	05/24/2009	A	10,271
20,000	Malad, ID Water	5.500	03/01/2014	03/01/2009	B	20,090
2,395,000	Pocatello, ID Devel. Authority Revenue Allocation Tax Increment, Series A	5.500	08/01/2017	02/08/2014	C	2,215,950
1,000,000	Power County, ID Pollution Control (FMC Corp.)	5.625	10/01/2014	10/01/2009	B	988,740

						4,033,801
Illinois—8.0%
850,000	Bedford Park, IL Tax	5.125	12/30/2018	01/11/2018	A	758,166
1,680,000	Bryant, IL Pollution Control (Central Illinois Light Company)	5.900	08/01/2023	08/01/2023		1,617,235
25,000	Bryant, IL Pollution Control (Central Illinois Light Company)[1]	5.900	08/01/2023	02/01/2009	B	25,037
715,000	Bryant, IL Pollution Control (Central Illinois Light Company)[1]	5.900	08/01/2023	02/01/2009	B	714,986
125,000	Chatham Area, IL Public Library District[1]	6.300	02/01/2010	02/01/2009	B	126,479
855,000	Chicago, IL (Single Family Mtg.)[1]	5.750	04/01/2035	10/01/2016	B	861,259
5,195,000	Chicago, IL (Single Family Mtg.)	5.750	12/01/2042	11/01/2016	C	4,998,006
215,000	Chicago, IL (Single Family Mtg.)	6.300	09/01/2029	09/01/2013	B	220,824
3,755,000	Chicago, IL (Single Family Mtg.), Series A	5.700	12/01/2042	10/01/2016	C	3,596,013
110,000	Chicago, IL (Single Family Mtg.), Series A	7.150	09/01/2031	03/01/2010	B	112,643
25,000	Chicago, IL Metropolitan Hsg. Devel. Corp.[1]	6.850	07/01/2022	01/01/2009	B	25,808
130,000	Chicago, IL Midway Airport[1]	5.750	01/01/2017	01/01/2009	B	130,056
65,000	Chicago, IL Midway Airport, Series A1	5.000	01/01/2028	05/14/2025	A	54,371
33,005,000	Chicago, IL Midway Airport, Series A1	5.500	01/01/2029	03/19/2026	A	31,983,825
1,120,000	Chicago, IL Midway Airport, Series B1	5.625	01/01/2029	03/21/2026	A	1,036,459
390,000	Chicago, IL Midway Airport, Series B1	5.750	01/01/2022	02/11/2020	A	370,539
25,000	Chicago, IL Multifamily Hsg. (Archer Courts Apartments)[1]	5.500	12/20/2019	11/20/2011	B	24,389
75,000	Chicago, IL Multifamily Hsg. (Hearts United Apartments)	5.600	01/01/2041	02/20/2034	A	65,909
25,000	Chicago, IL Multifamily Hsg. (St. Edmund’s Village)	6.125	09/20/2024	09/20/2010	B	24,489
8,000,000	Chicago, IL O’Hare International Airport[6]	5.750	01/01/2023	01/01/2023		7,440,000
5,000,000	Chicago, IL O’Hare International Airport[1]	5.625	01/01/2020	01/01/2020		4,749,600
60,000	Chicago, IL O’Hare International Airport (General Airport)[1]	5.250	01/01/2030	08/18/2029	A	52,164
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Illinois Continued
$60,000	Chicago, IL O’Hare International Airport (General Airport)[1]	5.250%	01/01/2034	04/07/2032	A	$50,749
15,000	Chicago, IL O’Hare International Airport (General Airport)	5.500	01/01/2011	01/01/2009	B	15,037
5,000	Chicago, IL O’Hare International Airport (General Airport), Series A1	5.250	01/01/2023	01/01/2023		4,399
325,000	Chicago, IL O’Hare International Airport (General Airport), Series A1	5.500	01/01/2016	01/01/2009	B	322,290
15,000	Chicago, IL O’Hare International Airport (Passenger Facility Charge)[1]	5.350	01/01/2026	07/07/2025	A	13,121
40,000	Chicago, IL O’Hare International Airport (Passenger Facility Charge)[1]	5.375	01/01/2032	08/26/2029	A	34,874
12,570,000	Chicago, IL O’Hare International Airport (Passenger Facility Charge)[1]	5.500	01/01/2023	01/01/2023		11,336,129
45,000	Greenville, IL Educational Facilities Authority (Greenville College)	6.000	12/01/2009	12/01/2008	B	45,068
12,280,000	Hodgkins, IL Environmental Improvement (Metropolitan Biosolids Management)	6.000	11/01/2015	11/01/2008	B	12,279,509
1,250,000	IL Devel. Finance Authority (Adams County Mental Health Center/Adult Comprehensive Human Services Obligated Group)	6.000	07/01/2015	01/01/2009	B	1,256,438
20,000	IL Devel. Finance Authority (Community Rehabilitation Providers)	5.700	07/01/2019	07/01/2010	B	19,714
5,000	IL Devel. Finance Authority (Community Rehabilitation Providers)	6.050	07/01/2019	01/01/2009	B	5,006
2,540,000	IL Devel. Finance Authority (Olin Corp.)	6.750	03/01/2016	04/01/2013	B	2,540,406
30,000	IL Devel. Finance Authority (Round Lake)	5.450	01/01/2019	01/01/2009	B	30,002
15,000	IL Devel. Finance Authority (Watseka)	5.750	01/01/2016	01/01/2009	B	15,030
23,540,000	IL Devel. Finance Authority Environmental Facilities (Citgo Petroleum Corp.)	8.000	06/01/2032	06/01/2012	B	24,363,429
945,000	IL Devel. Finance Authority Pollution Control (Illinois Power Company)[1]	5.700	02/01/2024	02/01/2024		897,684
80,000	IL Devel. Finance Authority Water Facilities (Northern Illinois Water Company)	5.000	02/01/2028	02/01/2028		66,890
285,000	IL Devel. Finance Authority Water Facilities (Northern Illinois Water Company)	5.500	12/01/2026	12/01/2026		249,341
50,000	IL Educational Facilities Authority (Robert Morris College)	5.250	06/01/2014	12/01/2008	B	50,073
100,000	IL Educational Facilities Authority (Robert Morris College)	5.375	06/01/2015	12/01/2008	B	100,156
620,000	IL Finance Authority (Beacon Hill)	5.000	02/15/2012	02/15/2012		593,979
385,000	IL Finance Authority (Beacon Hill)	5.250	02/15/2014	02/15/2014		363,763
1,395,000	IL GO1	5.125	12/01/2017	12/01/2008	B	1,396,646
2,280,000	IL GO1	5.250	12/01/2020	12/01/2008	B	2,280,502
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Illinois Continued
$9,600,000	IL Health Facilities Authority (Bromenn Healthcare)	6.250%	08/15/2018	02/15/2009	B	$9,616,512
40,000	IL Health Facilities Authority (Condell Medical Center/Medical Center Properties Obligated Group)	6.350	05/15/2015	05/15/2010	B	40,783
25,000	IL Health Facilities Authority (Holy Family Medical Center)[1]	5.125	08/15/2017	02/15/2009	B	25,031
705,000	IL Health Facilities Authority (Loyola University Health System)	5.375	07/01/2017	01/01/2009	B	709,463
50,000	IL Health Facilities Authority (Sarah Bush Lincoln Health Center)[1]	6.000	02/15/2026	02/15/2009	B	50,003
25,000	IL Health Facilities Authority (Sherman Health System)[1]	5.250	08/01/2027	02/01/2009	B	25,308
250,000	IL Health Facilities Authority (Sherman Health System)[1]	5.500	08/01/2012	02/01/2009	B	251,648
125,000	IL Hsg. Devel. Authority (Homeowner Mtg.)[1]	5.500	08/01/2026	03/15/2009	C	125,225
1,070,000	IL Hsg. Devel. Authority (Homeowner Mtg.)[1]	5.500	08/01/2028	05/01/2010	B	1,077,843
25,000	IL Hsg. Devel. Authority (Homeowner Mtg.)[1]	5.550	02/01/2009	02/01/2009		25,046
95,000	IL Hsg. Devel. Authority (Homeowner Mtg.)[1]	5.600	08/01/2027	05/04/2025	A	87,521
15,000	IL Hsg. Devel. Authority (Homeowner Mtg.)[1]	5.600	08/01/2032	07/12/2029	A	13,572
10,000	IL Hsg. Devel. Authority (Homeowner Mtg.)[1]	5.650	08/01/2031	07/01/2010	B	10,094
200,000	IL Hsg. Devel. Authority, Series C-2[1]	5.250	08/01/2022	06/10/2020	A	186,016
50,000	IL Metropolitan Pier & Exposition Authority[1]	5.250	06/15/2012	12/15/2008	B	50,071
8,400,000	IL Metropolitan Pier & Exposition Authority[1]	5.375	06/01/2014	12/01/2008	B	8,454,852
565,000	IL Metropolitan Pier & Exposition Authority[1]	6.500	06/15/2027	12/15/2008	B	566,006
15,000	IL Metropolitan Pier & Exposition Authority[1]	6.500	06/15/2027	12/15/2008	B	15,011
25,000	IL Sales Tax	5.000	06/15/2016	12/15/2008	B	25,025
2,795,000	IL Sales Tax	5.250	06/15/2018	12/15/2008	B	2,810,400
25,000	IL Sales Tax, Series U1	5.000	06/15/2012	12/15/2008	B	25,034
255,000	Joliet, IL GO1	6.250	01/01/2011	01/01/2009	B	263,367
45,000	Lake County, IL HFC, Series A	6.800	05/01/2023	11/01/2008	B	45,038
4,510,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)	5.500	01/01/2020	08/11/2018	A	3,947,107
40,000	Rockford, IL (Faust Landmark Apartments)[1]	6.750	01/01/2018	01/01/2009	B	40,547
150,000	Southwestern IL Devel. Authority (Illinois-American Water Company)	5.000	02/01/2028	02/01/2028		125,420
20,000	Southwestern IL Devel. Authority (Meridian Village Assoc.)	5.250	08/20/2023	03/04/2020	A	18,969
50,000	Will-Kankakee, IL Regional Devel. Authority (Consumers Illinois Water Company)	5.400	09/01/2030	09/01/2030		43,808

						145,993,212
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Indiana—0.4%
$10,000	De Kalb County, IN Redevel. Authority[1]	6.000%	07/15/2018	01/15/2009	B	$9,781
2,420,000	East Chicago, IN Exempt Facilities (Inland Steel Company)	6.700	11/01/2012	11/01/2012		2,416,394
30,000	Fort Wayne, IN Sewage Works[1]	5.000	08/01/2012	02/01/2009	B	30,030
60,000	Frankfort, IN Middle Schools Building Corp.[1]	5.500	07/10/2010	01/01/2009	B	60,127
2,000,000	Hammond, IN Redevel. District (Marina Area)	6.000	01/15/2017	05/10/2015	A	1,880,320
225,000	IN Devel. Finance Authority (USX Corp.)	6.150	07/15/2022	07/15/2022		213,946
240,000	IN Devel. Finance Authority (USX Corp.)	6.250	07/15/2030	07/15/2030		231,139
30,000	IN Health Facility Financing Authority (Community Hospital of Anderson)[1]	6.000	01/01/2014	01/01/2009	B	30,360
15,000	IN Health Facility Financing Authority (Community Hospital of Anderson)[1]	6.000	01/01/2023	01/01/2009	B	14,998
570,000	IN Health Facility Financing Authority (Kings Daughters Hospital Assoc.)	5.625	08/15/2027	04/03/2020	A	514,442
30,000	IN HFA (Single Family Mtg.)	5.250	07/01/2023	02/15/2009	C	30,067
35,000	IN HFA (Single Family Mtg.)	5.375	01/01/2023	07/24/2020	A	32,309
10,000	IN HFA (Single Family Mtg.)	5.600	07/01/2021	01/01/2011	B	10,098
450,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)	5.250	01/01/2037	03/15/2012	C	425,912
360,000	IN Municipal Power Agency, Series A1	5.300	01/01/2023	01/01/2009	B	351,184
745,000	Madison County, IN Hospital Authority (Community Hospital of Anderson)	8.000	01/01/2014	01/01/2009	B	749,254
40,000	New Albany, IN Hospital Facilities (Mercy Health System)[1]	5.625	01/01/2027	07/24/2022	A	38,132
25,000	Perry County, IN Redevel. Authority	6.000	02/01/2012	02/01/2009	B	25,031
10,000	Petersburg, IN Pollution Control (Indianapolis Power & Light Company)	6.375	11/01/2029	11/01/2029		9,378
20,000	South Bend, IN Redevel. Auth. (Morris Performing Arts)[1]	5.100	02/01/2017	02/01/2009	B	20,001

						7,092,903
Iowa—0.3%
100,000	Cedar Rapids, IA GO	5.000	06/01/2011	12/01/2008	B	100,155
15,000	Des Moines, IA Aviation System, Series B	5.125	07/01/2018	08/06/2016	A	14,231
50,000	IA Finance Authority (Genesis Medical Center)[1]	5.200	07/01/2022	01/01/2009	B	49,705
4,720,000	IA Finance Authority (Single Family Mtg.)[1]	5.500	07/01/2036	05/15/2012	C	4,622,862
45,000	IA Finance Authority (Trinity Regional Hospital)[1]	5.500	07/01/2022	01/01/2009	B	45,062
800,000	IA Finance Authority Retirement Community (Friendship Haven)	5.250	11/15/2014	11/26/2013	A	745,096
75,000	IA Student Loan Liquidity Corp.	6.125	12/01/2011	12/01/2008	B	75,175
15,000	Iowa City, IA Sewer[1]	5.750	07/01/2021	01/01/2009	B	15,015
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Iowa Continued
$20,000	Polk County, IA GO1	5.000%	06/01/2013	12/01/2008	B	$20,030
15,000	University of Northern Iowa (Academic Building)[1]	5.100	07/01/2009	12/01/2008	B	15,032

						5,702,363

Kansas—4.1%
10,000	Kansas City, KS Mtg. Revenue	7.000	12/01/2011	12/01/2008	B	10,018
65,000	KS Devel. Finance Authority Health Facilities (St. Lukes/Shawnee Mission Health System)[1]	5.375	11/15/2026	11/15/2008	B	64,438
115,000	La Cygne, KS Pollution Control (Kansas Gas & Electric Company)	5.100	03/01/2023	03/01/2009	B	112,131
25,000	Manhattan, KS GO	5.400	11/01/2014	11/01/2008	B	25,045
690,000	Pittsburgh, KS Transportation Devel. District (N. Broadway-Pittsburgh Town Center)	4.800	04/01/2027	08/18/2020	A	523,751
9,175,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[6]	5.250	12/01/2038	06/08/2016	C	8,601,104
7,920,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[6]	5.250	12/01/2038	05/25/2017	C	7,704,680
7,370,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[6]	5.550	06/01/2038	05/25/2017	C	7,033,633
18,600,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[2,6]	5.800	12/01/2038	05/25/2017	C	17,578,674
14,600,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[2,6]	5.875	06/01/2039	05/25/2017	C	14,049,057
790,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	5.650	12/01/2036	05/29/2020	A	802,348
2,520,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	5.750	06/01/2036	06/01/2020	B	2,546,006
65,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	5.850	06/01/2028	03/15/2011	C	65,989
1,935,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	5.850	06/01/2037	11/18/2020	A	1,839,585
1,675,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	5.900	12/01/2034	12/01/2017	B	1,709,086
2,655,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	5.900	12/01/2035	12/01/2019	B	2,662,673
2,955,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	5.900	12/01/2037	11/10/2020	A	2,820,518
2,240,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	6.000	12/01/2034	06/01/2019	B	2,289,190
4,405,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	6.125	12/01/2033	02/24/2022	A	4,235,408
220,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	6.950	06/01/2029	03/18/2009	A	227,858
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Kansas Continued
$590,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	7.600%	12/01/2031	12/01/2008	C	$598,142
15,000	Shawnee, KS Multifamily Hsg. (Thomasbrook Apartments)	5.500	04/01/2024	03/20/2020	A	13,921

						75,513,255

Kentucky—1.6%
50,000	Jefferson County, KY Health Facilities (JHHS)[1]	5.750	01/01/2026	01/01/2009	B	50,023
55,000	Jefferson County, KY Health Facilities (JHHS/JHP/JHF Obligated Group)[1]	5.700	01/01/2021	01/01/2009	B	55,095
2,535,000	Jefferson County, KY Health Facilities (University Medical Center)[1]	5.500	07/01/2017	01/01/2009	B	2,551,655
120,000	Kenton County, KY Airport (Delta Airlines)[7,8,9]	8.000	12/01/2015	02/01/2015		1,020
50,000	KY EDFA (Pikeville Medical Center)[1]	5.625	02/01/2017	02/01/2009	B	50,368
110,000	KY EDFA (Pikeville Medical Center)[1]	5.700	02/01/2028	02/01/2009	B	110,040
30,000	KY EDFA (St. Claire Medical Center)[1]	5.625	09/01/2021	03/01/2009	B	30,038
35,000	KY Hsg. Corp.[1]	5.300	07/01/2018	01/01/2009	B	35,222
15,000	KY Hsg. Corp.	5.350	01/01/2021	11/23/2016	A	14,134
15,000	KY Hsg. Corp.	5.450	07/01/2022	11/10/2019	A	14,170
20,000	KY Hsg. Corp., Series C	5.375	07/01/2027	05/12/2025	A	19,390
100,000	KY Infrastructure Authority[1]	5.700	06/01/2013	12/01/2008	B	100,134
26,220,000	Louisville & Jefferson County, KY Metropolitan Government Health Facilities (Jewish Hospital & St. Mary’s Healthcare)[1]	6.000	02/01/2022	02/01/2013	B	26,227,342
30,000	Louisville & Jefferson County, KY Metropolitan Sewer District[1]	5.250	05/15/2027	11/15/2008	B	29,578

						29,288,209

Louisiana—4.2%
120,000	Caddo Parish, LA Industrial Devel. Board (Pennzoil Products Company)	5.600	12/01/2028	12/01/2028		110,471
70,000	Calcasieu Parish, LA Industrial Devel. Board (Citgo Petroleum Corp.)	6.000	07/01/2023	07/01/2023		61,281
235,000	Calcasieu Parish, LA Industrial Devel. Board (ConocoPhillips Holding Co./E.I. Dupont de Nemours Obligated Group)[1]	5.750	12/01/2026	12/01/2026		226,519
7,050,000	Calcasieu Parish, LA Industrial Devel. Board Pollution Control (Entergy Gulf States)	5.450	07/01/2010	01/01/2009	B	7,061,280
560,000	Calcasieu Parish, LA Public Trust Authority	5.000	04/01/2028	03/22/2009	C	565,712
190,000	De Soto Parish, LA Environmental Improvement (International Paper Company)	5.600	11/01/2022	11/01/2022		159,644
140,000	De Soto Parish, LA Environmental Improvement (International Paper Company)	6.375	05/01/2025	05/01/2025		125,241
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Louisiana Continued
$45,000	East Baton Rouge, LA Mtg. Finance Authority (Government National Mortgage Assn. & FNMA Mtg.)	5.600%	04/01/2022	04/01/2009	B	$45,194
10,000	East Baton Rouge, LA Mtg. Finance Authority (Government National Mortgage Assn. & FNMA Mtg.)	5.700	10/01/2033	04/01/2009	B	10,048
10,000	East Baton Rouge, LA Mtg. Finance Authority (Government National Mortgage Assn. & FNMA Mtg.)	6.200	10/01/2028	10/01/2008	B	10,074
35,000	East Baton Rouge, LA Mtg. Finance Authority (Single Family Mtg.)	5.500	10/01/2025	11/16/2010	C	32,265
35,000	East Baton Rouge, LA Mtg. Finance Authority (Single Family Mtg.)	6.350	10/01/2028	10/01/2008	B	35,263
25,000	Hammond, LA Industrial Devel. Board (Albertson’s)	6.300	11/01/2008	11/01/2008		24,955
135,000	Iberville Parish, LA Pollution Control (Entergy Gulf States)	5.700	01/01/2014	01/01/2014		127,663
1,320,000	Jefferson Parish, LA Home Mtg. Authority (Single Family Mtg.)	5.550	06/01/2036	11/15/2011	C	1,304,807
640,000	Jefferson Parish, LA Home Mtg. Authority (Single Family Mtg.)	5.875	12/01/2021	12/01/2012	B	645,139
270,000	LA HFA (Single Family Mtg.)	5.800	06/01/2035	12/01/2008	C	271,436
10,000	LA HFA (Single Family Mtg.)	5.900	12/01/2011	03/01/2009	C	10,063
15,000	LA HFA (Single Family Mtg.)	5.900	12/01/2011	12/01/2008	C	15,097
1,260,000	LA HFA (Single Family Mtg.)	6.375	06/01/2033	12/01/2008	C	1,299,425
440,000	LA HFA (Single Family Mtg.)	7.450	12/01/2031	10/22/2008	C	450,793
25,000	LA HFA (St. Dominic Assisted Care)	6.300	09/01/2015	03/01/2009	B	25,010
2,070,000	LA Local Government EF&CD Authority (Bellemont Apartments)	6.000	09/01/2022	05/22/2018	A	1,904,876
7,000,000	LA Public Facilities Authority (Centenary College)	5.625	02/01/2019	01/09/2015	A	6,444,480
6,000,000	LA Public Facilities Authority (Louisiana Water Company)	5.450	02/01/2013	02/01/2009	B	6,039,660
245,000	LA Public Facilities Authority (Touro Infirmary)	5.625	08/15/2029	07/18/2026	A	206,410
9,695,000	LA Tobacco Settlement Financing Corp. (TASC)	5.875	05/15/2039	09/27/2016	A	8,104,051
42,830,000	LA Tobacco Settlement Financing Corp. (TASC), Series B	5.500	05/15/2030	05/10/2011	C	37,754,217
30,000	New Orleans, LA Aviation Board[1]	5.450	10/01/2027	04/15/2023	A	26,448
25,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.250	07/15/2011	01/15/2009	B	25,020
230,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)	5.600	07/15/2025	01/15/2009	B	230,071
20,000	New Orleans, LA Finance Authority (Single Family Mtg.)	5.350	12/01/2028	08/20/2009	C	20,138
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Louisiana Continued
$2,190,000	New Orleans, LA HDC (Southwood Patio)	7.700%	02/01/2022	02/01/2009	B	$2,229,902
5,000	New Orleans, LA Home Mtg. Authority (Single Family Mtg.)	6.000	12/01/2021	12/01/2008	B	5,062
30,000	New Orleans, LA Sewage Service	5.400	06/01/2017	06/01/2017		27,744
15,000	Orleans Parish, LA Parishwide School District	5.000	09/01/2014	03/01/2009	B	15,006
70,000	Orleans Parish, LA Parishwide School District	5.000	09/01/2015	03/01/2009	B	70,022
15,000	Orleans Parish, LA Parishwide School District	5.125	09/01/2021	03/01/2009	B	14,913
55,000	Orleans Parish, LA Parishwide School District	5.125	09/01/2022	10/10/2020	A	51,735
50,000	Orleans Parish, LA Parishwide School District	5.300	09/01/2014	03/01/2009	B	50,050
170,000	Orleans Parish, LA Parishwide School District	5.375	09/01/2017	03/01/2009	B	170,114
15,000	Orleans Parish, LA School Board	5.300	09/01/2012	03/01/2009	B	15,013
110,000	Orleans Parish, LA School Board	5.300	09/01/2013	03/01/2009	B	110,081
150,000	Orleans Parish, LA School Board, Series B	5.200	02/01/2014	02/01/2009	B	150,090
340,000	Shreveport, LA Hsg. Authority (U.S. Goodman Plaza)	6.100	08/01/2019	12/26/2015	A	302,733
10,000	Shreveport, LA Hsg. Authority (U.S. Goodman Plaza)	6.125	08/01/2010	02/05/2010	A	9,879
40,000	Slidell, LA Utilities[1]	5.550	04/01/2016	04/01/2009	B	40,233
30,000	St. John Baptist Parish, LA (USX Corp.)	5.350	12/01/2013	12/01/2013		28,859
25,000	Tangipahoa Parish, LA School Board Sales & Use Tax[1]	5.350	03/15/2010	11/01/2008	B	25,049

						76,689,236

Maine—0.4%
1,800,000	Jay, ME Environmental Improvement (International Paper Company)	6.250	09/01/2023	09/01/2023		1,626,768
345,000	Jay, ME Solid Waste Disposal (International Paper Company)	5.125	06/01/2018	06/01/2018		303,051
5,025,000	Jay, ME Solid Waste Disposal (International Paper Company)	6.200	09/01/2019	09/01/2019		4,851,085
2,000,000	ME Finance Authority Solid Waste Recycling Facilities (Great Northern Paper)	7.750	10/01/2022	10/01/2022		1,036,940
5,000	ME H&HEFA, Series A	5.875	07/01/2025	01/01/2009	B	5,007
15,000	ME H&HEFA, Series A	6.000	07/01/2024	01/01/2009	B	15,028
30,000	ME Hsg. Authority[1]	5.375	11/01/2012	05/15/2012	B	30,033
45,000	ME Hsg. Authority, Series C1	5.450	11/15/2023	07/19/2018	A	41,727
50,000	ME Municipal Bond Bank[1]	5.300	11/01/2018	11/01/2008	B	50,557
15,000	ME Municipal Bond Bank, Series B1	5.850	11/01/2020	12/01/2008	B	15,027
100,000	ME Municipal Bond Bank, Series D1	6.300	11/01/2014	11/01/2008	B	100,277
25,000	Winslow, ME (Crowe Rope Industries)[1]	6.000	03/01/2012	03/01/2009	B	25,272

						8,100,772
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Maryland—0.2%
$65,000	Baltimore, MD Port Facilities (E.I. DuPont de Nemours)	6.500%		10/01/2011	10/01/2008	B	$65,077
655,000	Baltimore, MD Port Facilities (E.I. DuPont de Nemours)	6.500		10/01/2011	10/01/2008	B	655,773
90,000	MD Community Devel. People’s Resource Center (Residential)	5.150		03/01/2018	11/25/2014	A	86,819
25,000	MD Community Devel. People’s Resource Center (Residential)	5.375		09/01/2024	07/15/2022	A	22,874
440,000	MD Community Devel. People’s Resource Center (Single Family)	5.125		04/01/2021	12/21/2019	A	407,202
5,000	MD Community Devel. People’s Resource Center, Series C	5.350		07/01/2041	02/12/2037	A	4,283
245,000	MD Community Devel. People’s Resource Center, Series C	5.650		07/01/2039	01/01/2009	B	250,652
500,000	MD Community Devel. People’s Resource Center, Series D	6.250		07/01/2031	01/01/2010	B	491,015
65,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.500		07/01/2026	01/01/2009	B	64,998
55,000	MD Industrial Devel. Financing Authority (Bon Secours Health Systems)[1]	5.500		08/15/2020	02/15/2009	B	55,069
10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B	6.400		07/01/2028	01/01/2009	B	10,137
1,660,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.)	5.750		07/01/2029	01/01/2011	C	1,637,092
80,000	Prince Georges County, MD Hsg. Authority (Langley Gardens Apartments)	5.750		08/20/2029	09/02/2024	A	74,834
10,000	Prince Georges County, MD Hsg. Authority (Single Family)	6.150		08/01/2019	08/01/2010	B	9,879

							3,835,704

Massachusetts—5.2%
2,000,000	Boston, MA Revenue (Deutsches Altenheim)	6.125		10/01/2031	10/01/2008	B	2,048,760
25,000	Concord, MA GO	4.900		07/15/2009	01/15/2009	B	25,054
35,000	MA Devel. Finance Agency (Curry College)	6.000		03/01/2031	09/27/2026	A	33,065
2,800,000	MA Devel. Finance Agency (Springfield Res Rec)	5.625		06/01/2019	06/01/2009	B	2,808,484
3,875,000	MA Devel. Finance Agency (VOA Ayer)	6.200		02/20/2046	05/17/2034	A	3,738,484
10,355,000	MA Educational Financing Authority[1]	5.300		01/01/2016	07/01/2010	B	10,619,570
1,540,000	MA Educational Financing Authority, Series A	5.920		12/01/2014	12/01/2010	B	1,556,139
990,000	MA Educational Financing Authority, Series A	6.000		12/01/2016	12/01/2009	B	995,009
1,215,000	MA Educational Financing Authority, Series A	6.050		12/01/2017	12/01/2009	B	1,218,694
10,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.625		07/01/2013	01/01/2009	B	10,018
70,000	MA H&EFA (Cape Cod Healthcare)	5.450		11/15/2023	10/22/2019	A	63,485
50,000	MA H&EFA (Capital Asset Program)[7]	9.905	[5]	07/01/2030	10/02/2008	D	50,000
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Massachusetts Continued
$155,000	MA H&EFA (CC/SEMCB/CH/VRHS/ HFH Obligated Group)	5.625%		07/01/2020	08/10/2018	A	$143,896
215,000	MA H&EFA (CC/SEMCB/CH/VRHS/ HFH Obligated Group)	5.700		07/01/2015	01/01/2009	B	214,028
17,300,000	MA H&EFA (Hebrew College)[7]	12.000	[5]	07/01/2031	10/20/2024	A	15,642,660
180,000	MA H&EFA (Schepens Eye Research Institute)	6.500		07/01/2028	09/28/2020	A	161,239
820,000	MA H&EFA (Tufts New England Medical Center)	5.375		07/01/2024	01/01/2009	B	804,141
1,255,000	MA H&EFA (Valley Regional Health System)[1]	5.750		07/01/2018	01/01/2009	B	1,256,481
3,005,000	MA HFA (Rental Mtg.)	5.600		01/01/2045	09/18/2039	A	2,927,411
20,060,000	MA HFA (Rental Mtg.)[1]	6.150		07/01/2032	07/01/2009	B	19,889,490
150,000	MA HFA (Rental)	6.250		07/01/2040	01/25/2037	A	144,192
130,000	MA HFA, Series A1	5.050		06/01/2010	12/01/2008	B	131,422
210,000	MA HFA, Series A1	5.150		12/01/2011	12/01/2008	B	212,232
35,000	MA HFA, Series A	5.500		07/01/2040	02/24/2035	A	29,987
2,000,000	MA HFA, Series A	6.000		07/01/2041	01/01/2011	B	1,992,940
50,000	MA HFA, Series E1	6.050		07/01/2020	07/01/2009	B	50,241
4,225,000	MA HFA, Series H	6.650		07/01/2041	07/01/2010	B	4,277,728
595,000	MA Industrial Finance Agency (Arbors at Taunton)	5.300		06/20/2019	10/14/2014	A	565,559
265,000	MA Industrial Finance Agency (Avon Associates)[1]	5.375		04/01/2020	10/01/2008	B	266,216
1,000,000	MA Industrial Finance Agency (Heights Crossing)	6.150		02/01/2035	02/01/2022	A	963,340
1,325,000	MA Industrial Finance Agency (Massachusetts American Water Company)	6.250		12/01/2010	12/01/2008	B	1,326,166
930,000	MA Industrial Finance Agency (Massachusetts American Water Company)	6.750		12/01/2025	12/01/2008	B	929,926
2,130,000	MA Industrial Finance Agency (Massachusetts American Water Company)	6.900		12/01/2029	12/01/2008	B	2,130,021
1,000,000	MA Port Authority (Delta Air Lines)[1]	5.500		01/01/2019	01/01/2019		829,830
16,500,000	MA Port Authority (Delta Air Lines)[1]	5.500		01/01/2022	01/01/2022		13,688,400
25,000	MA Port Authority (US Airways)[1]	5.500		09/01/2009	09/01/2009		23,566
225,000	MA Port Authority (US Airways)[1]	5.750		09/01/2016	10/12/2014	A	200,232
435,000	MA Port Authority (US Airways)[1]	6.000		09/01/2021	10/13/2019	A	386,915
1,095,000	MA Turnpike Authority, Series A1	5.125		01/01/2023	01/01/2009	B	1,081,291
1,065,000	MA Turnpike Authority, Series A1	5.550		01/01/2017	01/01/2009	B	1,076,971

							94,513,283
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Michigan—1.0%
$225,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)	5.375%	05/01/2018	08/27/2014	A	$182,698
30,000	Farmington Hills, MI EDC (Botsford General Hospital)[1]	5.700	02/15/2015	02/15/2009	B	30,052
155,000	Flint, MI Hospital Building Authority (Hurley Medical Center)	5.375	07/01/2020	01/23/2019	A	132,241
25,000	Kalamazoo, MI (Downtown Devel.)[1]	6.000	04/01/2013	10/01/2008	B	25,393
20,000	MI Higher Education Student Loan Authority[1]	5.400	06/01/2018	06/01/2018		18,675
250,000	MI Hospital Finance Authority (Detroit Medical Center Obligated Group)	5.250	08/15/2028	07/25/2027	A	194,913
50,000	MI Hospital Finance Authority (Holland Community Hospital)[1]	5.625	01/01/2028	03/21/2025	A	47,434
20,000	MI Hospital Finance Authority (St. John Hospital)[1]	5.750	05/15/2016	11/15/2008	B	20,587
680,000	MI Hsg. Devel. Authority (Rental Hsg.)[1]	6.100	10/01/2033	04/01/2009	B	658,750
75,000	MI Hsg. Devel. Authority, Series A1	5.300	10/01/2037	04/10/2034	A	63,663
1,015,000	MI Job Devel. Authority Pollution Control (General Motors Corp.)	5.550	04/01/2009	04/01/2009		972,066
25,000	MI Municipal Bond Authority[1]	7.100	11/01/2014	11/01/2008	B	25,075
1,035,000	MI Public Educational Facilities Authority (Old Redford Academy)	5.000	12/01/2013	01/05/2012	A	1,001,518
1,750,000	MI Strategic Fund (Clark Retirement Community/Clark Retirement Community Foundation Obligated Group)	5.300	06/01/2024	01/24/2022	A	1,528,188
520,000	MI Strategic Fund Limited Obligation (Ford Motor Company), Series A	6.550	10/01/2022	10/01/2022		361,135
1,425,000	MI Strategic Fund Solid Waste (S.D. Warren & Company)	7.375	01/15/2022	01/15/2009	B	1,427,394
12,980,000	MI Tobacco Settlement Finance Authority	5.125	06/01/2022	07/12/2013	A	11,001,588
750,000	Mount Clemens, MI Hsg. Corp. (FHA Section 8), Series A	6.600	06/01/2022	12/01/2008	B	767,693
55,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.000	12/01/2019	12/01/2019		49,180
20,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250	12/01/2014	12/01/2008	B	19,685
25,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250	12/01/2018	12/01/2018		23,253
10,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.375	12/01/2015	12/01/2008	B	9,785
25,000	Wexford County, MI Water Supply System	5.850	11/01/2012	11/01/2008	B	25,790

						18,586,756
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Minnesota—3.1%
$50,000,000	Becker, MN Pollution Control (Northern States Power Company)[1]	8.500%	04/01/2030	08/27/2012	B	$55,075,000
45,000	Minneapolis, MN Multifamily Hsg. (Riverside Plaza)	5.100	12/20/2018	05/17/2016	A	43,067
800,000	MN Agricultural & Economic Devel. Board	7.250	08/01/2020	02/01/2009	B	808,824
250,000	MN HFA (Single Family Mtg.)	5.600	07/01/2013	01/01/2009	B	253,428

						56,180,319

Mississippi—0.7%
3,000,000	Adams County, MS Environmental Improvement (International Paper Company)	6.250	09/01/2023	09/01/2023		2,711,280
285,000	Biloxi, MS Hsg. Authority (Beauvoir Apartments)	6.250	09/01/2031	02/03/2027	A	251,339
60,000	Gulfport, MS Hospital Facility (Memorial Hospitalat Gulfport)[1]	6.125	07/01/2015	01/01/2009	B	60,076
300,000	Jackson County, MS Port Improvement[1]	5.250	05/01/2012	11/01/2008	B	300,009
290,000	Jackson County, MS Port Improvement[1]	5.250	05/01/2013	05/01/2009	B	289,171
100,000	MS Business Finance Corp. (Bomaine Corp.)	5.750	05/01/2015	05/01/2015		97,118
200,000	MS Devel. Bank Special Obligation[1]	5.500	07/01/2031	07/01/2031		187,890
25,000	MS GO (Mississippi Small Enterprise)[1]	5.850	07/01/2014	01/01/2009	B	25,008
10,000	MS Higher Education Assistance Corp. (Student Loan)	6.800	09/01/2016	03/01/2009	B	10,006
2,750,000	MS Higher Education Assistance Corp., Series C	6.750	09/01/2014	03/01/2009	B	2,752,448
195,000	MS Higher Education Assistance Corp., Series C	7.500	09/01/2009	03/01/2009	B	195,499
420,000	MS Home Corp. (Single Family Mtg.)	5.300	12/01/2023	04/01/2013	B	422,638
3,435,000	MS Home Corp. (Single Family Mtg.)	6.350	06/01/2030	03/05/2009	C	3,439,294
385,000	MS Home Corp. (Single Family Mtg.)	6.700	12/01/2029	12/01/2012	B	388,607
140,000	MS Home Corp. (Valley State Student Hsg.)	5.200	12/01/2023	01/08/2022	A	67,677
105,000	MS Home Corp. (Valley State Student Hsg.)	5.300	12/01/2028	01/08/2027	A	50,737
20,000	MS Home Corp., Series A	6.300	06/01/2031	06/01/2014	B	20,392
50,000	MS Small Business Enterprise[1]	5.700	12/01/2013	12/01/2008	B	50,032
20,000	Tupelo, MS GO	5.900	08/01/2013	02/01/2009	B	20,169
1,075,000	Warren County, MS Environmental Improvement (International Paper Company)	6.250	09/01/2023	09/01/2023		989,817

						12,329,207

Missouri—1.4%
20,000	Bates County, MO Hospital (Bates County Memorial Hospital)	5.700	03/01/2026	04/09/2024	A	17,496
175,000	Belton, MO Tax Increment (Belton Town Center)	5.000	03/01/2014	09/06/2013	A	170,301
125,000	Belton, MO Tax Increment (Belton Town Center)	5.125	03/01/2015	03/01/2015		120,751
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Missouri Continued
$100,000	Belton, MO Tax Increment (Belton Town Center)	5.250%	03/01/2016	03/01/2016		$96,076
1,275,000	Branson, MO IDA (Branson Hills Redevel.)	6.250	05/01/2013	05/05/2011	A	1,303,394
4,095,000	Hanley/Eager Road, MO Transportation Devel. District	6.750	12/01/2028	12/01/2010	D	4,095,614
1,170,000	Kansas City, MO Special Facilities (MCI Overhaul Base)[1]	5.625	09/01/2017	09/01/2015	B	1,164,840
1,200,000	Kansas City, MO Tax Increment (Briarcliff West)	5.150	06/01/2016	08/01/2013	C	1,116,000
150,000	Lake of the Ozarks, MO Community Bridge Corp.	5.250	12/01/2026	03/24/2024	A	120,986
20,000	Lees Summit, MO Tax (Summitwoods Crossing)	6.250	05/01/2017	11/01/2008	B	19,894
1,095,000	Maplewood, MO Tax (Maplewood South Redevel.)	5.200	11/01/2022	09/01/2012	C	933,126
10,000	MO Environmental Improvement & Energy Resources Authority	5.100	01/01/2011	01/01/2009	B	10,024
35,000	MO Environmental Improvement & Energy Resources Authority	5.125	01/01/2019	01/01/2009	B	35,130
205,000	MO Environmental Improvement & Energy Resources Authority (Missouri-American Water Company)	5.900	03/01/2030	03/01/2030		197,140
320,000	MO Environmental Improvement & Energy Resources Authority (St. Joseph Light & Power)[1]	5.850	02/01/2013	02/01/2009	B	320,595
25,000	MO Environmental Improvement & Energy Resources Authority (Tri County Water Authority)	5.750	04/01/2019	05/11/2017	A	24,357
110,000	MO H&EFA (FHS)[1]	5.500	02/15/2024	02/15/2009	B	110,293
25,000	MO H&EFA (St. Lukes-Shawnee Mission Health System)[1]	5.375	11/15/2021	11/15/2008	B	25,005
35,000	MO HDC (Single Family Hsg.)	6.100	09/01/2024	09/01/2009	B	35,478
660,000	MO HDC (Single Family Hsg.)	6.450	09/01/2029	03/01/2009	B	667,907
500,000	MO HDC (Single Family Hsg.)	6.950	09/01/2030	09/01/2009	B	507,005
5,000,000	MO HDC (Single Family Mtg.)	6.050	03/01/2037	09/01/2015	B	5,012,000
10,000	MO HDC (Single Family Mtg.)	6.200	09/01/2025	11/20/2009	C	10,185
5,175,000	MO HDC (Single Family Mtg.)	6.230	03/01/2032	10/15/2009	C	5,218,211
5,000	MO HDC (Single Family Mtg.)	7.250	09/01/2026	09/01/2009	C	5,059
15,000	MO HDC (Single Family- Homeownership Loan)	5.550	09/01/2018	03/01/2011	B	15,069
30,000	MO HDC (Truman Farm Villas)[1]	5.750	10/01/2011	10/01/2008	B	30,029
20,000	MO Higher Education Student Loan Authority	5.650	02/15/2010	02/15/2009	B	20,026
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

Missouri Continued
$200,000	Raymore, MO Tax Increment	5.000%	03/01/2012	03/01/2012		$190,452
300,000	Raymore, MO Tax Increment	5.000	03/01/2013	03/01/2013		280,749
275,000	Raymore, MO Tax Increment	5.125	03/01/2014	03/01/2014		254,100
230,000	Raymore, MO Tax Increment	5.125	03/01/2015	03/01/2015		207,823
2,215,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax	5.200	11/01/2021	07/21/2015	A	1,908,865
35,000	Sikeston, MO Electric[1]	5.000	06/01/2022	12/01/2008	B	34,252
500,000	St. Joseph, MO IDA (Shoppes at North Village)	5.100	11/01/2019	06/06/2018	A	443,240
10,000	St. Louis County, MO IDA (South Summit Apartments)	6.050	04/20/2027	10/20/2008	B	10,236
675,000	Strother, MO Interchange Transportation Devel. District (Lees Summit)	5.000	05/01/2024	02/03/2012	C	547,547
10,000	University City, MO IDA (Canterbury Gardens)[1]	5.900	12/20/2020	12/20/2008	B	10,200

						25,289,455

Montana—0.2%
215,000	Crow, MT Finance Authority (Tribal)[1]	5.700	10/01/2027	10/01/2009	B	215,376
25,000	MT Board of Hsg. (Single Family Mtg.)[1]	5.450	06/01/2027	11/23/2023	A	22,633
1,170,000	MT Board of Hsg. (Single Family Mtg.)[1]	5.600	12/01/2023	12/01/2010	B	1,171,463
10,000	MT Board of Hsg. (Single Family Mtg.)[1]	5.750	06/01/2030	06/01/2009	B	10,052
2,330,000	MT Higher Education Student Assistance Corp.	6.400	12/01/2032	12/01/2032		2,179,668

						3,599,192

Multi States—1.5%
10,000,000	Centerline Equity Issuer Trust	6.000	04/30/2015	04/30/2015		10,390,600
6,000,000	Munimae TE Bond Subsidiary	5.125	11/29/2049	09/30/2015	D	5,649,060
8,000,000	Munimae TE Bond Subsidiary	5.300	11/29/2049	09/30/2015	D	7,523,920
3,000,000	Munimae TE Bond Subsidiary	5.500	11/29/2049	09/30/2015	D	2,847,000

						26,410,580

Nebraska—0.3%
50,000	Dawson County, NE Sanitation & Improvement District (IBP)	5.250	02/01/2009	02/01/2009		50,016
35,000	Dawson County, NE Sanitation & Improvement District (IBP)	5.550	02/01/2017	08/26/2015	A	32,699
10,000	NE Investment Finance Authority (Kearney Plaza)	7.500	12/01/2023	01/01/2009	B	10,191
5,000	NE Investment Finance Authority (Multifamily Hsg.)	6.000	12/01/2015	12/01/2008	B	5,000
30,000	NE Investment Finance Authority (Multifamily Hsg.)	6.200	06/01/2028	12/01/2008	B	29,200
25,000	NE Investment Finance Authority (Single Family Hsg.)	5.350	09/01/2032	03/01/2012	B	25,189
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Nebraska Continued
$105,000	NE Investment Finance Authority (Single Family Hsg.)	5.650%	03/01/2028	09/24/2024	A	$96,879
20,000	NE Investment Finance Authority (Single Family Hsg.)	6.300	09/01/2020	03/01/2010	B	20,153
490,000	NE Student Loan (Nebhelp)	6.000	06/01/2028	03/10/2009	B	496,061
4,620,000	NE Student Loan (Nebhelp)	6.400	06/01/2013	12/01/2010	A	4,711,476
105,000	Sarpy County, NE Sanitation & Improvement Districts No. 179 (Eagle Crest)	5.700	10/01/2021	10/01/2008	B	104,353
55,000	Scotts Bluff County, NE Hospital Authority (Regional West Medical Center)	6.375	12/15/2008	12/15/2008		55,133

						5,636,350

Nevada—0.8%
75,000	Clark County, NV Improvement District (Hiko Springs)[1]	5.400	12/15/2015	12/15/2008	B	75,323
400,000	Clark County, NV Industrial Devel. (Southwest Gas Corp.)	5.450	03/01/2038	03/01/2013	D	392,152
5,200,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)[1]	5.625	01/01/2032	01/26/2031	A	3,206,788
2,500,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)[1]	5.625	01/01/2034	07/15/2033	A	1,540,150
8,555,000	Las Vegas, NV Paiute Tribe, Series A	6.125	11/01/2012	05/30/2010	A	8,689,998
200,000	Las Vegas, NV Paiute Tribe, Series A	6.625	11/01/2017	11/01/2012	B	201,924
250,000	Las Vegas, NV Special Improvement District (Sumerlin Village)	5.500	06/01/2015	06/01/2015		237,785
115,000	NV Hsg. Division (Campaige Place)	5.450	10/01/2018	10/01/2008	B	112,693
45,000	NV Hsg. Division (Multi-Unit Hsg.)	5.550	10/01/2028	07/28/2024	A	41,021
290,000	NV Hsg. Division (Multi-Unit Hsg.)	5.900	10/01/2016	04/01/2010	B	291,386
5,000	NV Hsg. Division (Single Family Mtg.)	5.300	04/01/2028	04/01/2009	B	5,014
15,000	NV Hsg. Division (Single Family Mtg.)[1]	5.650	04/01/2022	11/01/2008	C	14,057
10,000	NV Hsg. Division (Single Family Mtg.), Series B1	5.650	10/01/2021	06/14/2018	A	9,576
60,000	Washoe County, NV (Reno/Sparks Convention)[1]	5.600	07/01/2010	12/01/2008	B	60,132
50,000	Washoe County, NV GO1	5.250	06/01/2011	12/01/2008	B	50,081
15,000	Washoe, NV HFC (Washoe Mills Apartments)	6.125	07/01/2022	12/01/2008	B	15,007

						14,943,087

New Hampshire—2.7%
15,000	Manchester, NH Hsg. & Redevel. Authority, Series A	6.000	01/01/2011	01/01/2011		15,136
2,000,000	Manchester, NH Hsg. & Redevel. Authority, Series A	6.750	01/01/2014	01/01/2010	B	2,026,300
350,000	NH Business Finance Authority (Pennichuck Water Works)[1]	6.300	05/01/2022	11/01/2008	B	347,050
525,000	NH Business Finance Authority (Public Service Company of New Hampshire)	6.000	05/01/2021	05/01/2021		489,400
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

New Hampshire Continued
$10,000,000	NH Business Finance Authority (Public Service Company of New Hampshire)	6.000%	05/01/2021	05/01/2021		$9,321,900
31,600,000	NH Business Finance Authority (Public Service Company of New Hampshire)[1]	6.000	05/01/2021	05/01/2021		29,857,260
130,000	NH HE&HFA (Dartmouth College)[1]	5.550	06/01/2023	06/01/2023		121,497
125,000	NH HE&HFA (Franklin Pierce College)	5.250	10/01/2018	11/08/2016	A	108,153
150,000	NH HE&HFA (New Hampton School)	5.250	10/01/2018	09/03/2014	A	141,522
5,000	NH HFA	6.125	01/01/2018	01/01/2009	B	5,108
60,000	NH HFA (Prescott Hills Apartments)	6.150	07/01/2040	03/03/2036	A	57,418
190,000	NH HFA (Single Family Mtg.)	5.200	01/01/2024	07/01/2013	B	190,737
10,000	NH HFA (Single Family Mtg.)	5.450	07/01/2021	07/01/2021		9,491
70,000	NH HFA (Single Family Mtg.)	5.850	07/01/2017	07/01/2009	B	71,598
5,120,000	NH HFA (Single Family Mtg.)	5.850	07/01/2021	03/01/2010	C	5,082,061
15,000	NH HFA (Single Family Mtg.)	6.150	07/01/2011	07/01/2009	B	15,105
55,000	NH HFA (Single Family Mtg.)	6.150	07/01/2029	12/01/2011	B	55,452
770,000	NH HFA (Single Family Mtg.)	6.300	07/01/2031	01/01/2012	B	777,615
1,000,000	NH IDA (Connecticut Light & Power Company)	5.900	11/01/2016	11/01/2008	B	1,011,980
35,000	NH IDA (Connecticut Light & Power Company)	5.900	08/01/2018	08/01/2018		34,034

						49,738,817

New Jersey—2.6%
3,550,000	NJ EDA (Continental Airlines)	6.625	09/15/2012	09/15/2012		3,308,636
4,450,000	NJ EDA (Trigen-Trenton District Energy Company)	6.200	12/01/2010	12/01/2008	B	4,454,895
5,670,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)	6.200	07/01/2013	01/01/2009	B	5,675,840
5,000,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)	6.300	07/01/2023	01/01/2009	B	5,000,150
13,381,000	NJ Health Care Facilities Financing Authority (Holy Name Hospital)[1]	5.250	07/01/2020	11/01/2016	A	13,144,156
545,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250	07/01/2014	01/01/2009	B	544,657
2,560,000	NJ Higher Education Student Assistance Authority (Student Loan)[1]	6.000	06/01/2015	06/01/2010	B	2,596,915
5,540,000	NJ Tobacco Settlement Financing Corp.	4.500	06/01/2023	09/08/2012	C	4,693,100
8,695,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.375	06/01/2013	06/01/2009	B	8,733,519

						48,151,868
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

New Mexico—1.4%
$3,500,000	Bernalillo County, NM Multifamily Hsg. (Mountain View)	7.500%	09/20/2033	09/20/2009	B	$3,675,560
30,000	Farmington, NM Hospital (San Juan Medical Center/Interface, Inc. Obligated Group)	5.000	06/01/2016	12/01/2008	B	30,036
3,045,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[1]	5.700	12/01/2016	12/01/2008	B	3,055,749
4,235,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)	6.375	04/01/2022	04/01/2022		4,006,183
12,000,000	Farmington, NM Pollution Control (Tucson Electric Power Company)	6.950	10/01/2020	10/01/2009	B	12,026,280
190,000	Hobbs, NM Health Facilities (Evangelical Lutheran Good Samaritan Society)[1]	5.500	05/01/2026	04/08/2022	A	179,558
20,000	Jemez Mountain, NM Public School District No. 53	5.700	11/01/2009	11/01/2008	B	20,039
25,000	NM Educational Assistance Foundation	6.650	11/01/2025	11/01/2008	B	24,615
20,000	NM Mtg. Finance Authority (Bluffs at Tierra Contenta)	5.200	01/01/2019	06/23/2014	A	19,200
15,000	NM Mtg. Finance Authority (Rio Volcan Apartments)	5.650	07/01/2018	07/01/2009	B	14,827
30,000	NM Mtg. Finance Authority (Single Family Mtg.)	5.000	09/01/2022	03/01/2012	B	30,068
15,000	NM Mtg. Finance Authority (Single Family Mtg.)	5.350	07/01/2023	07/01/2010	B	15,054
1,255,000	NM Mtg. Finance Authority (Single Family Mtg.)	5.850	01/01/2037	12/01/2011	C	1,183,277
5,000	NM Mtg. Finance Authority (Single Family Mtg.)	5.875	09/01/2021	03/01/2010	B	5,029
5,000	NM Mtg. Finance Authority (Single Family Mtg.)	6.000	01/01/2029	01/01/2010	B	5,029
225,000	NM Regional Hsg. Authority (Washington Place Apartments)	5.500	08/15/2020	10/30/2017	A	202,257
15,000	Santa Fe, NM Single Family Mtg. (FNMA & Government National Mortgage Assn. Mtg. Backed Securities), Series A	6.300	11/01/2028	11/01/2008	B	14,864
125,000	Villa Hermosa, NM Affordable Hsg. Corp. (Villa Hermosa Apartments)	5.900	05/20/2027	12/14/2022	A	119,208

						24,626,833

New York—0.6%
10,000,000	NY Tobacco Settlement Financing Corp., Series B6	5.500	06/01/2017	06/01/2011	B	10,117,750
North Carolina—0.7%
4,000,000	Charlotte, NC Douglas International Airport, Series B1	6.000	07/01/2028	12/17/2026	A	3,869,400
115,000	NC Eastern Municipal Power Agency	5.750	01/01/2026	05/26/2024	A	109,435
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

North Carolina Continued
$415,000	NC Eastern Municipal Power Agency, Series B	5.500%		01/01/2017	01/01/2009	B	$414,996
75,000	NC Eastern Municipal Power Agency, Series B1	5.500		01/01/2021	01/01/2009	B	75,103
165,000	NC Eastern Municipal Power Agency, Series B	5.500		01/01/2021	09/22/2020	A	158,588
1,215,000	NC Eastern Municipal Power Agency, Series B	5.500		01/01/2021	09/22/2020	A	1,167,785
30,000	NC Eastern Municipal Power Agency, Series B	6.250		01/01/2023	01/01/2009	B	30,000
3,225,000	NC HFA[1]	5.750		03/01/2017	03/01/2009	B	3,258,572
2,130,000	NC HFA[1]	6.000		07/01/2016	07/01/2009	B	2,135,112
15,000	NC HFA (Single Family)[1]	5.350		09/01/2028	03/01/2009	B	15,052
110,000	NC HFA (Single Family)[1]	5.600		09/01/2019	03/01/2009	B	111,175
1,455,000	NC HFA (Single Family)[1]	6.250		03/01/2028	03/01/2009	B	1,491,622

							12,836,840

North Dakota—0.5%
60,000	Fargo, ND Health System (Meritcare Hospital /Meritcare Med Group Obligated Group)[1]	5.375		06/01/2027	06/01/2009	B	59,264
1,110,000	Grand Forks, ND Health Care Facilities (United Hospital/United Health Resources Obligated Group)	6.100		12/01/2009	12/01/2008	B	1,113,019
7,510,000	Grand Forks, ND Health Care System (Altru Health System)	5.600		08/15/2017	02/15/2009	B	7,597,416
100,000	ND Board of Higher Education Student Services Facilities	5.500		08/01/2023	09/09/2021	A	94,002
10,000	ND HFA	5.150		01/01/2019	01/01/2011	B	10,056
60,000	ND HFA (Home Mtg.)	5.150		07/01/2014	07/01/2010	B	60,035
15,000	ND HFA (Home Mtg.)	5.750		07/01/2017	07/01/2009	B	15,083
10,000	ND HFA (Home Mtg.)	5.850		07/01/2028	04/21/2014	A	9,417
65,000	ND HFA (Home Mtg.)	5.950		07/01/2017	07/01/2009	B	65,822
80,000	ND HFA, Series B	5.300		07/01/2024	07/01/2012	B	80,346
25,000	ND HFA, Series C	5.650		07/01/2013	07/01/2010	B	25,249
15,000	ND HFA, Series F	5.550		01/01/2012	01/01/2010	B	15,123
160,000	Oliver County, ND Pollution Control (Square Butte Electric Cooperative)[1]	5.300		01/01/2027	11/06/2025	A	152,922
50,000	Oliver County, ND Solid Waste (Square Butte Electric Cooperative)[1]	5.450		01/01/2024	01/01/2024		44,616
55,000	Williston, ND Health Facilities (Catholic Health Corp.)[1]	5.500		11/15/2014	11/15/2008	B	55,089

							9,397,459

Ohio—5.6%
100,000	Adams County, OH Valley Local School District[1]	5.250		12/01/2021	12/01/2008	B	100,018
70,000	Akron, OH Economic Devel.[1]	5.000		12/01/2018	12/01/2009	B	70,327
5,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	0.000	[4]	06/01/2037	01/06/2023	A	2,866,850
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Ohio Continued
$81,145,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125%		06/01/2024	11/01/2013	C	$67,746,338
3,025,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375		06/01/2024	12/01/2013	C	2,597,447
12,625,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC) ROLs[10]	1.870	[11]	06/01/2024	11/01/2013	C	8,456,099
70,000	Centerville, OH GO1	5.625		12/01/2026	12/01/2008	B	70,016
395,000	Cleveland, OH Airport (Continental Airlines)	5.500		12/01/2008	12/01/2008		393,294
50,000	Columbus, OH Sewer Improvement Bonds	6.000		09/15/2010	03/15/2009	B	50,216
5,000	Cuyahoga County, OH Hospital (University Hospitals of Cleveland)	9.000		06/01/2011	12/01/2008	B	5,454
1,250,000	Cuyahoga County, OH Hospital Facilities (Canton)	7.500		01/01/2030	07/01/2010	B	1,303,675
345,000	Cuyahoga County, OH Utility System (The Medical Center Company)[1]	5.850		08/15/2010	02/15/2009	B	346,121
50,000	Dayton, OH Special Facilities (EAFC/EWA Obligated Group)[1]	5.625		02/01/2018	02/01/2009	B	50,178
100,000	Franklin County, OH Mtg. (Gateway Apartment Homes)	5.800		12/20/2028	09/26/2022	A	94,688
20,000	Franklin County, OH Mtg. (Villas at St. Therese)	5.500		07/01/2021	01/24/2020	A	18,844
1,880,000	Grove City, OH Tax Increment Financing	5.125		12/01/2016	06/12/2013	A	1,712,962
25,000	Lake County, OH Sewer District Improvements	5.850		12/01/2016	12/01/2008	B	25,110
425,000	Lucas County, OH GO1	6.500		12/01/2016	12/01/2008	B	427,219
200,000	Lucas County, OH Hospital (Toledo Hospital/ Flower Hospital Obligated Group)[1]	5.750		11/15/2011	11/15/2008	B	200,388
20,000	Miamisburg, OH (Municipal Golf Course)[1]	5.100		12/01/2021	12/01/2008	B	20,003
25,000	Montgomery County, OH Multifamily Hsg. (Creekside Villas)	6.000		09/01/2031	08/13/2026	A	23,805
30,000	Muskingum County, OH Hospital Facilities (FSCCHM)[1]	5.375		02/15/2012	02/15/2009	B	30,048
45,000	OH Capital Corp. for Hsg. (The Conifers)	6.300		06/01/2028	12/01/2008	B	46,156
460,000	OH Economic Devel. (Astro Instrumentation)[1]	5.450		06/01/2022	05/22/2019	A	426,862
10,000	OH Economic Devel. (Enterprise Bond Fund)[1]	6.500		12/01/2009	12/01/2008	B	10,017
240,000	OH Environmental Facilities (Ford Motor Company)	5.950		09/01/2029	09/01/2029		145,565
45,000	OH HFA	5.250		09/01/2030	09/01/2010	B	45,017
840,000	OH HFA, Series D	5.450		09/01/2031	05/16/2009	C	818,202
60,000	OH Water Devel. Authority[1]	9.375		12/01/2010	12/01/2008	B	63,020
10,000	Pleasant, OH Local School District[1]	5.100		12/01/2018	12/01/2008	B	10,011
1,965,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300		02/15/2024	12/19/2017	A	1,876,673
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Ohio Continued
$1,950,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400%	02/15/2034	02/27/2030	A	$1,783,470
215,000	Scioto County, OH Marine Terminal Facility (Norfolk & Western Railway Company)	5.300	08/15/2013	11/19/2008	B	216,335
35,000	Toledo, OH Multifamily Hsg. (Commodore Perry)[1]	5.450	12/01/2028	01/09/2027	A	31,332
40,000	Toledo, OH Multifamily Hsg. (Hillcrest Apartments)	5.250	12/01/2018	11/25/2014	A	38,306
7,120,000	Toledo-Lucas County, OH Port Authority (Bax Global)	6.250	11/01/2013	08/25/2011	A	6,763,146
880,000	Tuscarawas County, OH (Union Hospital Assoc.)	6.375	10/01/2011	10/01/2008	B	881,540
1,470,000	Tuscarawas County, OH (Union Hospital Assoc.)	6.500	10/01/2021	10/01/2008	B	1,470,544
90,000	Wadsworth, OH Hsg. Devel. Corp. (Medina Hsg.)	6.200	03/01/2020	05/21/2017	A	82,022

						101,317,318

Oklahoma—1.3%
660,000	Ardmore, OK Devel. Authority Tax	5.000	11/01/2010	12/12/2008	A	655,208
85,000	Cherokee County, OK EDA (NSU Student Hsg.)	5.250	12/01/2034	06/03/2030	A	65,832
65,000	Edmond, OK EDA Student Hsg. (Collegiate Hsg. Foundation)	5.375	12/01/2019	04/10/2016	A	61,469
110,000	OK HFA (Single Family Homeownership Loan Program)	5.300	09/01/2026	05/02/2009	C	98,387
15,000	OK HFA (Single Family Homeownership Loan Program)	5.400	09/01/2022	07/21/2010	C	14,097
105,000	OK HFA (Single Family Homeownership Loan Program)	5.500	09/01/2028	11/24/2011	C	95,205
25,000	OK HFA (Single Family Homeownership Loan Program)	5.750	03/01/2029	09/01/2009	C	25,108
85,000	OK HFA (Single Family Homeownership Loan Program)	5.850	09/01/2020	03/01/2011	B	85,501
15,000	OK HFA (Single Family Homeownership Loan Program)	6.200	09/01/2028	03/01/2010	B	14,680
330,000	OK HFA (Single Family Homeownership Loan Program)	6.400	09/01/2030	03/01/2010	B	332,297
120,000	OK HFA (Single Family Homeownership Loan Program)	6.550	03/01/2029	08/01/2009	C	121,210
30,000	OK HFA (Single Family Mtg.)	5.250	03/01/2022	03/01/2012	B	30,190
15,000	OK HFA (Single Family Mtg.)	5.350	09/01/2020	01/27/2018	A	14,288
10,000	OK HFA (Single Family Mtg.)	5.350	09/01/2025	03/01/2013	B	10,042
45,000	OK HFA (Single Family Mtg.)	5.400	09/01/2029	11/11/2009	C	40,181
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Oklahoma Continued
$105,000	Oklahoma County, OK HFA (Single Family Mtg.)	5.950%	10/01/2035	02/01/2022	B	$105,738
1,225,000	Oklahoma County, OK HFA (Single Family Mtg.)	5.950	10/01/2035	02/01/2022	B	1,243,718
2,340,000	Oklahoma County, OK HFA (Single Family Mtg.)	6.600	10/01/2035	02/01/2017	B	2,389,725
17,850,000	Tulsa, OK Municipal Airport Trust (American Airlines)	6.000	06/01/2035	12/01/2008	D	17,747,720
10,000	Tulsa, OK Municipal Airport Trust (American Airlines)	6.250	06/01/2020	06/01/2020		7,878

						23,158,474

Oregon—0.2%
10,000	Brooks, OR Community Sewer District	7.000	06/01/2009	12/01/2008	B	10,075
25,000	Newberg, OR Public Safety	5.250	12/01/2012	12/01/2008	B	25,043
75,000	Northern Wasco County, OR People’s Utility District (Bonneville Power Administration)[1]	5.200	12/01/2024	12/01/2008	B	74,995
15,000	OR Bond Bank (Economic Devel. Dept.)	5.500	01/01/2013	01/01/2009	B	15,023
45,000	OR Bond Bank (Economic Devel. Dept.)	6.000	01/01/2015	01/01/2009	B	45,107
25,000	OR GO1	5.375	08/01/2028	02/21/2024	A	22,322
40,000	OR GO (Elderly & Disabled Hsg.)[1]	5.450	08/01/2012	02/01/2009	B	40,053
35,000	OR GO (Elderly & Disabled Hsg.)[1]	5.450	08/01/2013	02/01/2009	B	35,040
20,000	OR GO (Elderly & Disabled Hsg.)[1]	5.550	08/01/2016	02/01/2009	B	20,001
25,000	OR GO (Elderly & Disabled Hsg.)[1]	5.600	08/01/2019	02/01/2009	B	24,633
30,000	OR GO (Elderly & Disabled Hsg.)[1]	5.700	08/01/2016	02/01/2009	B	30,005
15,000	OR GO (Elderly & Disabled Hsg.)[1]	6.200	08/01/2020	02/01/2009	B	15,001
60,000	OR GO (Elderly & Disabled Hsg.)[1]	6.300	08/01/2026	02/01/2009	B	59,992
285,000	OR GO (Veterans Welfare)[1]	6.000	04/01/2032	04/01/2010	B	286,134
20,000	OR Health & Science University[1]	5.250	07/01/2015	01/01/2009	B	20,026
50,000	OR Hsg. & Community Services Dept. (Multifamily)	5.700	07/01/2029	07/01/2029		46,254
10,000	OR Hsg. & Community Services Dept. (Multifamily), Series A	5.100	07/01/2021	04/14/2020	A	9,222
210,000	OR Hsg. & Community Services Dept. (Multifamily), Series A	5.950	07/01/2030	08/23/2026	A	199,385
50,000	OR Hsg. & Community Services Dept. (Multifamily), Series A	6.050	07/01/2042	06/18/2035	A	46,803
15,000	OR Hsg. & Community Services Dept. (Single Family Mtg.)	6.800	07/01/2027	07/01/2009	B	15,386
60,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series A	5.800	07/01/2016	01/01/2009	B	60,624
25,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series A	6.000	07/01/2011	01/01/2009	B	25,031
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Oregon Continued
$5,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series A	6.200%	07/01/2027	07/01/2009	B	$4,929
10,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series B	5.200	07/01/2009	01/01/2009	B	10,123
25,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series B	5.450	07/01/2029	09/15/2009	C	25,194
10,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series B	6.200	07/01/2027	01/01/2009	B	9,857
20,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series C	6.400	07/01/2026	01/01/2009	B	19,999
15,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series E	6.000	07/01/2027	01/01/2009	B	15,175
30,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series F	5.250	07/01/2022	12/15/2009	C	30,780
200,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series F	5.650	07/01/2028	07/01/2009	B	200,948
65,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series H	5.650	07/01/2028	06/07/2024	A	59,925
45,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series H	6.000	07/01/2027	01/01/2009	B	43,378
10,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series M	5.700	07/01/2011	07/01/2009	B	10,099
120,000	OR Hsg. & Community Services Dept., Series B	5.900	07/01/2019	07/01/2009	B	120,011
25,000	Port of Portland, OR Airport (Portland International Airport)[1]	5.500	07/01/2018	07/01/2010	B	24,427
30,000	Port Umatilla, OR Water	6.375	08/01/2009	02/01/2009	B	30,359
60,000	Port Umatilla, OR Water	6.450	08/01/2014	02/01/2009	B	60,632
1,000,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)	5.000	01/01/2016	03/24/2015	A	877,270

						2,669,261

Pennsylvania—1.9%
4,020,000	Carbon County, PA IDA (Panther Creek Partners)	6.650	05/01/2010	05/31/2009	A	4,067,516
5,000	Lycoming County, PA Hospital Authority (Divine Providence Hospital)[1]	5.375	11/15/2010	11/15/2008	B	5,010
12,300,000	PA EDFA (National Gypsum Company)	6.125	11/01/2027	11/01/2027		9,908,142
8,120,000	PA EDFA (National Gypsum Company)	6.250	11/01/2027	11/01/2027		6,638,344
3,200,000	PA EDFA (Northampton Generating)	6.400	01/01/2009	01/01/2009		3,188,896
2,000,000	PA EDFA (Northampton Generating)	6.500	01/01/2013	12/24/2010	A	1,916,400
10,000,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2016	07/17/2014	A	8,974,600
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Pennsylvania Continued
$465,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)	4.750%		04/01/2034	07/02/2024	A	$448,032
25,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.000		07/01/2015	07/01/2015		23,941

							35,170,881

Rhode Island—3.0%
3,500,000	Central Falls, RI Detention Facility	6.750		01/15/2013	05/17/2011	A	3,434,025
25,000	Providence, RI Public Building Authority, Series B1	5.500		12/15/2014	12/15/2008	B	25,102
290,000	RI Clean Water Finance Agency (Triton Ocean)[1]	5.800		09/01/2022	02/04/2021	A	276,364
80,000	RI Health & Educational Building Corp. (Johnson & Wales University)[1]	6.100		04/01/2026	10/01/2008	B	80,113
50,000	RI Health & Educational Building Corp. (Lifespan)[1]	5.250		05/15/2026	05/15/2009	B	48,653
25,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	5.200		04/01/2019	04/10/2018	A	23,961
30,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	5.400		10/01/2026	10/01/2008	B	29,990
25,000	RI Hsg. & Mtg. Finance Corp. (Rental Hsg.)[1]	5.375		04/01/2024	01/31/2021	A	22,793
18,835,000	RI Student Loan Authority[6]	6.000		12/01/2023	10/10/2021	A	17,470,701
105,000	RI Student Loan Authority	6.450		12/01/2015	12/01/2008	B	105,110
1,370,000	RI Tobacco Settlement Financing Corp. (TASC)	6.250		06/01/2042	06/20/2026	A	1,166,487
350,000,000	RI Tobacco Settlement Financing Corp. (TASC)	6.950	[3]	06/01/2052	04/09/2028	A	7,304,500
3,145,000	RI Tobacco Settlement Financing Corp. (TASC), Series A	6.000		06/01/2023	11/24/2010	C	2,960,609
24,345,000	RI Tobacco Settlement Financing Corp. (TASC), Series A	6.125		06/01/2032	09/25/2018	A	21,551,655

							54,500,063

South Carolina—1.5%
215,000	Charleston County, SC Hospital Facilities (Medical Society Health)[1]	5.000		10/01/2022	10/01/2008	B	217,247
530,000	Charleston County, SC Hospital Facilities (Medical Society Health)[1]	5.500		10/01/2019	10/01/2008	B	536,662
20,000	Charleston County, SC Hospital Facilities (Medical Society Health)[1]	6.000		10/01/2009	10/01/2008	B	20,056
110,000	Georgetown County, SC Environmental Improvement (International Paper Company)	5.700		10/01/2021	10/01/2021		94,471
15,000	Horry County, SC Airport	5.700		07/01/2027	06/15/2023	A	13,724
840,000	Orangeburg County, SC Solid Waste (South Carolina Electric & Gas Company)[1]	5.700		11/01/2024	11/01/2024		777,454
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

South Carolina Continued
$110,000	Piedmont, SC Municipal Power Agency	5.250%		01/01/2021	01/15/2020	A	$105,107
1,190,000	Richland County, SC Educational Facilities (Benedict College)	6.250		07/01/2014	01/26/2013	A	1,173,519
2,335,000	Richland County, SC Environmental Improvement (International Paper Company)	6.100		04/01/2023	04/01/2023		2,102,271
1,630,000	SC Connector 2000 Assoc. Toll Road, Series B	4.673	[3]	01/01/2011	01/01/2011		1,241,718
1,735,000	SC Connector 2000 Assoc. Toll Road, Series B	5.604	[3]	01/01/2021	01/01/2021		549,318
720,000	SC Connector 2000 Assoc. Toll Road, Series B	5.702	[3]	01/01/2026	01/01/2026		155,074
725,000	SC Educational Facilities Authority (Benedict College)	5.750		07/01/2017	03/02/2015	A	705,041
25,000	SC GO1	5.250		06/01/2009	12/01/2008	B	25,063
25,000	SC GO1	5.250		06/01/2010	12/01/2008	B	25,054
435,000	SC Hsg. Finance & Devel. Authority	5.875		07/01/2009	07/01/2009		437,632
20,000	SC Hsg. Finance & Devel. Authority[1]	5.950		07/01/2029	11/12/2014	A	18,897
90,000	SC Hsg. Finance & Devel. Authority, Series A	5.400		07/01/2021	01/03/2018	A	84,652
50,000	SC Hsg. Finance & Devel. Authority, Series A	6.200		07/01/2015	11/01/2008	B	50,166
15,000	SC Hsg. Finance & Devel. Authority, Series A-1	6.200		07/01/2009	01/01/2009	B	15,035
10,000	SC Hsg. Finance & Devel. Authority, Series A-2	5.300		07/01/2019	07/11/2016	A	9,623
5,000	SC Hsg. Finance & Devel. Authority, Series A-2	6.750		07/01/2026	01/01/2009	B	5,001
10,000	SC Ports Authority	5.000		07/01/2017	07/01/2017		9,572
25,000	SC Ports Authority	5.000		07/01/2018	07/01/2018		23,595
160,000	SC Ports Authority[1]	5.300		07/01/2026	12/02/2022	A	145,254
20,000,000	SC Tobacco Settlement Management Authority	5.000		06/01/2018	08/01/2010	C	19,196,800
130,000	SC Western Carolina Regional Sewer Authority	5.500		03/01/2010	09/01/2009	B	134,484

							27,872,490

South Dakota—1.7%
15,930,000	SD Education Loans	5.600		06/01/2020	06/01/2020		14,816,334
10,460,000	SD Educational Enhancement Funding Corp. Tobacco Settlement	6.500		06/01/2032	09/12/2029	A	9,403,540
45,000	SD H&EFA (Prairie Lakes Health Care System)[1]	5.650		04/01/2022	08/13/2018	A	43,203
4,360,000	SD Hsg. Devel. Authority (Homeownership)	5.375		05/01/2018	11/01/2009	C	4,369,156
35,000	SD Hsg. Devel. Authority (Homeownership)	5.375		05/01/2018	02/21/2015	A	33,951
1,545,000	SD Hsg. Devel. Authority (Homeownership)[1]	5.750		05/01/2031	11/01/2015	B	1,523,772

							30,189,956

Tennessee—0.2%
10,000	Blount County, TN Hospital, Series B	5.125		07/01/2019	01/23/2018	A	9,495
50,000	Columbia, TN Electric System	5.625		09/01/2017	03/01/2009	B	50,090
5,000	Memphis, TN HFC (Saint’s Court Apartments)	6.000		09/01/2013	03/01/2009	B	5,007
215,000	Memphis-Shelby County, TN Airport Authority[1]	6.000		03/01/2024	04/12/2022	A	199,292
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Tennesseee Continued
$50,000	Shelby County, TN HE&HF (Christian Brothers University)	5.750%		09/01/2012	03/01/2009	B	$50,026
3,000,000	Smyrna, TN Hsg. Assoc. (Imperial Garden Apartments)	6.450		10/20/2035	10/20/2010	B	3,106,530
85,000	South Fulton, TN Industrial Devel. Board (Tyson Foods)	6.350		10/01/2015	11/16/2013	A	80,946
355,000	South Fulton, TN Industrial Devel. Board (Tyson Foods)	6.400		10/01/2020	11/14/2018	A	326,948
15,000	TN Hsg. Devel. Agency (Homeownership)[1]	5.250		07/01/2022	01/01/2012	B	15,129
35,000	TN Hsg. Devel. Agency (Homeownership)	5.375		07/01/2023	07/01/2010	B	35,261
25,000	TN Hsg. Devel. Agency (Homeownership)[1]	5.500		07/01/2013	01/01/2010	B	25,186
80,000	TN Hsg. Devel. Agency (Homeownership)[1]	5.550		01/01/2021	01/01/2011	B	76,712
30,000	TN Hsg. Devel. Agency (Homeownership)[1]	5.850		07/01/2023	07/01/2009	B	30,165
20,000	Unicoi County, TN HE&HF (Erwin Health Care Associates)	5.875		03/20/2016	03/20/2009	B	20,015

							4,030,802

Texas—10.1%
20,000	Abilene, TX HFDC (Hendrick Medical Center)[1]	5.850		09/01/2010	03/01/2009	B	20,046
55,000	Abilene, TX HFDC (Hendrick Medical Center)[1]	6.150		09/01/2025	03/01/2009	B	55,002
605,000	Austin, TX Utility System	6.730	[3]	11/15/2014	11/15/2008	B	390,558
95,000	Bexar County, TX GO1	5.750		08/15/2022	08/15/2010	B	98,856
145,000	Bexar County, TX HFC (American Opportunity Hsg.-Cinnamon Creek)	5.750		12/01/2013	05/25/2011	C	133,515
120,000	Bexar County, TX HFC (Doral Club)	8.750		10/01/2036	10/01/2036		98,774
1,085,000	Brazos River Authority, TX (Johnson County Surface Water and Treatment System)[1]	5.800		09/01/2011	03/01/2009	B	1,086,866
150,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750		10/01/2038	10/01/2038		121,523
290,000	Brazos River, TX Harbor Navigation District (Dow Chemical Company)[1]	6.625		05/15/2033	05/15/2033		276,309
17,845,000	Capital Area, TX HFC (AHF Affordable Hsg.)[7]	9.013	[5]	01/01/2039	01/01/2039		17,042,510
25,000	Cass County, TX IDC (International Paper Company)	6.000		09/01/2025	09/01/2025		21,394
285,000	Cass County, TX IDC (International Paper Company)	6.600		03/15/2024	03/15/2024		267,230
580,000	Charterwood, TX Municipal Utility District	5.800		05/01/2009	11/01/2008	B	581,038
60,000	Collin County, TX HFC (Community College District Foundation)	5.250		06/01/2023	07/07/2021	A	47,652
5,000	Connally, TX Consolidated Independent School District	5.625		08/15/2029	02/15/2009	B	5,001
2,500,000	Dallas-Fort Worth, TX International Airport[1]	5.500		11/01/2020	11/01/2020		2,302,200
20,000,000	Dallas-Fort Worth, TX International Airport[1]	5.500		11/01/2021	11/01/2021		18,514,800
15,000,000	Dallas-Fort Worth, TX International Airport[1]	5.750		11/01/2018	03/13/2016	A	14,640,900
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Texas Continued
$6,250,000	Dallas-Fort Worth, TX International Airport[1]	6.000%	11/01/2023	08/23/2022	A	$5,860,688
6,500,000	Dallas-Fort Worth, TX International Airport[1]	6.000	11/01/2024	11/01/2024		6,043,635
8,000,000	Dallas-Fort Worth, TX International Airport[1]	6.100	11/01/2019	11/01/2009	B	7,879,440
15,275,000	Dallas-Fort Worth, TX International Airport[1]	6.125	11/01/2035	11/15/2034	A	14,435,486
4,000,000	Dallas-Fort Worth, TX International Airport[1]	6.250	11/01/2028	11/01/2009	B	3,939,080
1,000,000	Dallas-Fort Worth, TX International Airport[1]	6.250	11/01/2028	12/06/2025	A	962,900
100,000	De Soto, TX Park Devel. Corp.[1]	5.250	02/15/2016	02/15/2016		100,177
15,000	Dilley, TX Special Project (Dept. of Criminal Justice)[1]	7.000	04/01/2009	10/01/2008	B	15,339
165,000	El Paso County, TX HFC (American Village Communities), Series A	6.250	12/01/2020	12/01/2012	B	162,774
165,000	Fort Bend County, TX Municipal Utility District No. 23	6.125	09/01/2028	03/01/2009	B	165,224
35,000	Galveston County, TX HFC (Friendswood)[1]	6.200	10/01/2021	10/01/2008	B	35,239
100,000	Galveston County, TX HFC (Friendswood)	6.250	04/01/2029	10/01/2008	B	100,712
85,000	Grand Prairie, TX Metropolitan Utility & Reclamation District	5.800	04/01/2011	04/01/2009	B	85,020
215,000	Grand Prairie, TX Metropolitan Utility & Reclamation District	6.500	04/01/2012	10/01/2008	B	215,138
4,660,000	Gulf Coast, TX IDA (Citgo Petroleum Corp.)[2]	7.500	05/01/2025	10/01/2012	B	4,761,262
110,000	Gulf Coast, TX IDA (Valero Energy Corp.)	5.600	12/01/2031	12/01/2031	A	92,236
340,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)	8.000	04/01/2028	04/01/2012	B	351,886
30,000	Gulf Coast, TX Waste Disposal Authority (Valero Energy Corp.)	6.650	04/01/2032	04/01/2032		28,566
2,272,000	Harris County, TX HFC	6.300	09/01/2032	01/18/2009	C	2,286,404
12,470,000	Harris County, TX HFDC (St. Lukes Episcopal Hospital)	6.750	02/15/2021	02/15/2009	B	12,504,417
65,000	Harris County, TX IDC (Continental Airlines)	5.375	07/01/2019	08/09/2014	A	49,751
2,295,000	Heart of TX HFC (Waco Parkside Village)	7.400	09/20/2035	09/20/2015	B	2,302,321
920,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	5.500	07/15/2017	01/15/2009	B	919,917
4,960,000	Houston, TX Airport Special Facilities (Continental Airlines)	6.125	07/15/2017	07/09/2013	A	4,174,733
50,000	Houston, TX Airport System (Continental Airlines)[1]	5.375	07/15/2011	01/15/2009	B	50,079
10,000	Houston, TX Airport System (People Mover)	5.375	07/15/2012	01/15/2009	B	10,015
45,000	Houston, TX Airport System, Series A1	5.000	07/01/2028	07/13/2027	A	37,328
50,000	Houston, TX Airport System, Series A1	6.000	07/01/2010	01/01/2009	B	50,562
3,900,000	Houston, TX Airport System, Series A1	6.000	07/01/2011	01/01/2009	B	3,942,783
825,000	Houston, TX HFC (Single Family Mtg.)	6.750	06/01/2033	12/30/2010	C	837,276
1,955,000	Houston, TX Hsg. Corp. (6800 Long Drive Apartments)	6.625	02/01/2020	02/01/2009	B	1,964,755
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Texas Continued
$80,000	Leander, TX Independent School District	5.562%[3]	08/15/2015	08/15/2009	B	$54,472
35,000	Lewisville, TX HFC (Lewisville Limited)	5.500	06/01/2017	12/01/2008	B	34,852
90,000	Lewisville, TX HFC (Lewisville Limited)[1]	5.600	12/01/2029	08/15/2024	A	81,590
160,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)	6.750	07/01/2012	04/13/2010	A	143,426
50,000	Matagorda County, TX Navigation District (Centerpoint Energy)[1]	5.250	11/01/2029	11/01/2029		43,497
100,000	Metro, TX HFDC (Wilson N. Jones Memorial Hospital)[1]	5.500	01/01/2012	01/01/2009	B	100,166
35,000	Metro, TX HFDC (Wilson N. Jones Memorial Hospital)[1]	5.600	01/01/2017	01/01/2009	B	35,052
45,000	Midland County, TX Hospital District[1]	5.375	06/01/2016	12/01/2008	B	45,066
10,000,000	Mission, TX EDC (Waste Management)	6.000	08/01/2020	08/01/2013	D	9,878,800
50,000	Montgomery County, TX Municipal Utility District No. 40 (Waterworks & Sewer)[1]	5.000	03/01/2019	03/01/2009	B	50,016
25,000	North Forest, TX Municipal Water District (Murphy Sanitation & Sewer System)	6.200	07/10/2009	01/10/2009	B	25,068
250,000	North TX Tollway Authority (Dallas North Tollway System)[1]	5.375	01/01/2016	01/01/2009	B	250,188
20,000	Northampton, TX Municipal Utility District (Waterworks and Sewer)[1]	5.700	03/01/2014	03/01/2009	B	20,037
80,000	Odessa, TX Junior College District[1]	5.000	12/01/2019	12/01/2008	B	79,994
2,960,000	Permian Basin, TX HFC (Single Family Mtg.)	5.650	01/01/2038	10/28/2015	C	2,874,426
400,000	Permian Basin, TX HFC (Single Family Mtg.)	5.750	01/01/2038	07/01/2016	B	411,184
2,500,000	Port of Corpus Christi, TX IDC (Valero Energy Corp.)	5.400	04/01/2018	12/11/2014	A	2,413,575
12,190,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)	5.750	05/01/2030	11/01/2011	D	11,178,352
620,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)	6.450	06/01/2021	06/01/2021		512,002
495,000	Southeast TX HFC	4.750	01/01/2037	02/15/2009	C	494,738
40,000	Southlake Parks, TX Devel. Corp.	5.375	08/15/2021	02/15/2009	B	40,003
235,000	Trinity, TX River Authority (TXU Energy Company)	6.250	05/01/2028	05/01/2028		181,103
6,350,000	TX Angelina & Neches River Authority (Temple-Inland)	5.650	09/01/2012	09/01/2012		6,148,070
965,000	TX Dept. of Hsg. & Community Affairs[1]	5.200	01/01/2025	07/01/2012	B	965,666
75,000	TX Dept. of Hsg. & Community Affairs[1]	5.250	07/01/2018	01/01/2011	B	72,467
10,000	TX Dept. of Hsg. & Community Affairs	5.350	07/01/2033	07/01/2011	B	10,006
70,000	TX Dept. of Hsg. & Community Affairs (Pebble Brook Apartments)	5.550	12/01/2024	05/09/2022	A	64,917
20,000	TX Dept. of Hsg. & Community Affairs (Residential Mtg.)	5.250	07/01/2022	07/01/2011	B	20,000
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Texas Continued
$155,000	TX Dept. of Hsg. & Community Affairs (Residential Mtg.)[1]	5.500%	01/01/2021	03/25/2019	A	$147,682
105,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.875	09/01/2022	04/17/2019	A	65,358
35,000	TX GO1	6.000	12/01/2030	12/01/2010	B	34,827
500,000	TX Lower CO River Authority Pollution Control (Samsung Electronics Company)[1]	6.950	04/01/2030	04/01/2010	B	505,740
1,365,000	TX Panhandle HFA (Amarillo Affordable Hsg.)[8]	6.250	03/01/2010	03/16/2009	A	1,032,814
4,360,000	TX Panhandle HFA (Amarillo Affordable Hsg.)[8]	6.625	03/01/2020	03/11/2016	A	3,162,918
2,860,000	TX Panhandle HFA (Amarillo Affordable Hsg.)[8]	6.750	03/01/2031	10/24/2026	A	2,040,267
100,000	TX Veterans Hsg. Assistance[1]	6.100	06/01/2021	06/01/2010	B	100,241
10,000,000	TX Veterans Hsg. Assistance GO1	6.150	12/01/2028	05/16/2025	A	9,706,900
340,000	TX Veterans Hsg. Assistance, Series B1	6.100	06/01/2031	02/01/2009	B	340,357
60,000	Washington County, TX HFDC (Trinity Community Medical Center of Brenham/ Trinity Care Center Obligated Group)	5.750	06/01/2024	07/11/2022	A	53,264
625,000	Willow Fork, TX Drain District, Series A	5.250	09/01/2011	03/01/2009	B	625,325

						184,113,743

U.S. Possessions—0.1%
1,145,000	Puerto Rico Children’s Trust Fund (TASC)	5.375	05/15/2033	10/31/2013	A	992,784
500,000	Puerto Rico ITEMECF (SEAM/Hospital Espanol Auxillio Obligated Group)[1]	6.250	07/01/2024	01/01/2009	B	500,820
750,000	V.I. Public Finance Authority, Series A	6.375	10/01/2019	10/01/2010	B	768,998

						2,262,602

Utah—0.2%
140,000	Clearfield City, UT Multifamily Hsg. (Oakstone Apartments)	5.850	05/01/2039	11/06/2034	A	129,185
1,632,000	Eagle Mountain, UT Special Assessment	6.250	05/01/2013	06/15/2011	A	1,628,720
885,000	Emery County, UT Pollution Control (Pacificorp)[1]	5.625	11/01/2023	11/01/2008	B	885,106
375,000	Emery County, UT Pollution Control (Pacificorp)[1]	5.650	11/01/2023	11/01/2008	B	375,053
30,000	Intermountain, UT Power Agency[1]	5.000	07/01/2013	01/01/2009	B	30,036
495,000	UT HFA[1]	5.950	01/01/2029	09/11/2023	A	470,715
45,000	UT Hsg. Corp. (Single Family Mtg.)[1]	6.000	07/01/2015	01/01/2009	B	45,595
55,000	UT State Building Ownership Authority, Series A1	5.750	08/15/2011	02/15/2009	B	55,498
15,000	UT University Campus Facilities System, Series A1	6.750	10/01/2014	10/01/2008	B	15,103
60,000	Utah County, UT Hospital (IHC Health Services)[1]	5.250	08/15/2026	02/15/2009	B	60,104

						3,695,115
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Vermont—0.0%
$25,000	Burlington, VT Airport	5.600%	07/01/2017	01/01/2009	B	$25,017
100,000	Burlington, VT Airport, Series B	5.750	07/01/2017	01/01/2009	B	100,007
10,000	Burlington, VT Airport, Series B	5.850	07/01/2011	01/01/2009	B	10,011
50,000	VT HFA[1]	5.400	02/15/2012	02/15/2009	B	50,236
30,000	VT HFA (Single Family)	5.500	11/01/2021	05/01/2011	B	30,141
40,000	VT HFA (Single Family), Series 11A1	5.900	05/01/2019	08/15/2009	C	40,242

						255,654

Virginia—0.5%
780,000	Alexandria, VA IDA Pollution Control (Potomac Electric Power Company)[1]	5.375	02/15/2024	11/01/2008	B	777,925
425,000	Norfolk, VA EDA, Series B	5.625	11/01/2015	01/24/2013	A	382,424
100,000	Richmond, VA IDA (Virginia Commonwealth University Real Estate Foundation)	5.550	01/01/2031	01/01/2013	B	96,645
750,000	VA Gateway Community Devel. Authority	6.375	03/01/2030	09/02/2023	A	689,385
10,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.125	05/01/2012	11/01/2008	B	10,034
8,170,000	VA Hsg. Devel. Authority (Rental Hsg.)[6]	5.550	01/01/2027	02/08/2025	A	7,534,250

						9,490,663

Washington—1.4%
10,000	Bellingham, WA Hsg. Authority (Cascade Meadows)	5.200	11/01/2027	12/13/2022	A	9,489
20,000	Chelan County, WA Public Utility District No. 1 (Rocky Reach Hydroelectric)[1]	5.125	07/01/2023	01/01/2009	B	19,999
25,000	King County, WA Hsg. Authority (Cascadian Apartments)[1]	6.850	07/01/2024	01/01/2009	B	25,014
160,000	King County, WA Hsg. Authority (Fairwood Apartments)[1]	6.000	12/01/2025	12/01/2008	B	162,005
10,000	King County, WA Hsg. Authority (Rural Preservation)	5.750	01/01/2028	12/18/2023	A	9,010
115,000	Pierce County, WA Hsg. Authority	5.800	12/01/2023	12/13/2021	A	106,565
15,000	Port Chelan County, WA GO1	6.000	12/01/2011	12/01/2008	B	15,032
100,000	Port Grays Harbor, WA GO	6.375	12/01/2014	12/01/2009	B	100,785
45,000	Port of Seattle, WA Special Facility	6.000	09/01/2029	03/01/2011	B	43,541
25,000	Port Vancouver, WA GO1	5.350	12/01/2010	12/01/2008	B	25,045
245,000	Prosser, WA Water & Sewer[1]	5.400	09/01/2012	03/01/2009	B	245,402
255,000	Prosser, WA Water & Sewer[1]	5.450	09/01/2013	03/01/2009	B	255,423
795,000	Seattle, WA Hsg. Authority (Hilltop Manor/Spring Manor)	5.375	10/20/2018	03/16/2013	C	841,046
1,545,000	Seattle, WA Hsg. Authority (Hilltop Manor/Spring Manor)	5.875	10/20/2028	10/20/2013	B	1,592,246
50,000	Seattle, WA Municipal Light & Power[1]	5.000	07/01/2014	07/01/2009	B	50,372
15,000	Seattle, WA Municipal Light & Power[1]	5.000	07/01/2020	07/01/2009	B	14,809
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Washington Continued
$75,000	Tacoma, WA Hsg. Authority (Polynesia Village Apartments)	5.850%	12/01/2022	12/01/2008	B	$73,231
105,000	Tacoma, WA Hsg. Authority (Polynesia Village Apartments)	5.900	12/01/2027	10/24/2025	A	100,061
25,000	Tacoma, WA Hsg. Authority (Polynesia Village Apartments)	5.900	06/01/2029	12/01/2028	A	23,636
1,500,000	Vancouver, WA Downtown Redevel. Authority (Conference Center)	6.000	01/01/2028	03/01/2026	A	1,304,025
15,000	Vancouver, WA Hsg. Authority (Office Building)	5.500	03/01/2028	05/27/2020	A	12,327
25,000	WA COP (Dept. of General Administration)[1]	5.500	10/01/2013	10/01/2008	B	25,044
20,000	WA COP (Dept. of General Administration)[1]	5.600	10/01/2015	10/01/2008	B	20,017
30,000	WA COP (Dept. of General Administration)[1]	5.600	10/01/2016	10/01/2008	B	30,020
10,000	WA COP (Whatcom Community College)	5.250	10/01/2013	10/01/2008	B	10,104
2,175,000	WA EDFA (Lindal Cedar Homes)	5.800	11/01/2017	11/01/2008	B	2,178,371
280,000	WA Health Care Facilities Authority (Empire Health Services)[1]	5.625	11/01/2013	11/01/2008	B	280,482
815,000	WA Health Care Facilities Authority (Empire Health Services)	5.625	11/01/2019	11/01/2008	B	815,155
125,000	WA Health Care Facilities Authority (Harrison Memorial Hospital)[1]	5.300	08/15/2014	02/15/2009	B	125,185
145,000	WA Health Care Facilities Authority (Harrison Memorial Hospital)[1]	5.400	08/15/2023	02/15/2009	B	143,385
5,000	WA Health Care Facilities Authority (Yakima Valley Memorial Hospital Assoc.)[1]	5.375	12/01/2014	12/01/2008	B	5,016
1,255,000	WA HFC	5.000	06/01/2021	07/01/2009	C	1,254,912
50,000	WA HFC (Presbyterian Ministries)	5.300	01/01/2019	11/07/2016	A	43,849
10,000	WA HFC (Single Family)	5.250	12/01/2017	06/01/2009	B	10,033
85,000	WA HFC (Single Family)	5.350	06/01/2030	01/09/2028	A	75,060
40,000	WA HFC (Single Family)	5.400	12/01/2024	06/08/2023	A	36,662
13,655,000	WA Tobacco Settlement Authority (TASC)	6.500	06/01/2026	04/09/2013	A	12,967,061
2,210,000	WA Tobacco Settlement Authority (TASC)	6.625	06/01/2032	07/14/2017	A	2,017,421

						25,066,840

West Virginia—0.1%
25,000	Harrison County, WV (Monangahela Power Company)	6.750	08/01/2024	08/01/2024		22,464
275,000	Harrison County, WV (Monongahela Power Company)[1]	6.250	05/01/2023	11/01/2008	B	265,232
20,000	Pleasants County, WV Pollution Control (Monongahela Power Company)[1]	5.500	04/01/2029	04/01/2029		17,527
25,000	Pleasants County, WV Pollution Control (Potomac Edison Company)[1]	5.500	04/01/2029	04/01/2029		21,909
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

West Virginia Continued
$25,000	Pleasants County, WV Pollution Control (West Penn Power Company)	5.500%		04/01/2029	04/01/2029		$21,909
1,790,000	WV Hsg. Devel. Fund[1]	5.250		11/01/2018	05/01/2010	B	1,800,078
40,000	WV Hsg. Devel. Fund[1]	5.300		11/01/2023	08/09/2021	A	36,539
50,000	WV Water Devel. Authority[1]	5.625		07/01/2030	06/10/2026	A	46,138

							2,231,796

Wisconsin—3.6%
2,085,000	Badger, WI Tobacco Asset Securitization Corp.	6.000		06/01/2017	07/12/2015	A	2,120,758
25,290,000	Badger, WI Tobacco Asset Securitization Corp.	6.125		06/01/2027	07/29/2011	C	25,446,292
28,070,000	Badger, WI Tobacco Asset Securitization Corp.	6.375		06/01/2032	06/01/2012	B	28,383,470
515,000	Badger, WI Tobacco Asset Securitization Corp.	7.000		06/01/2028	06/01/2012	B	531,506
125,000	Green Bay, WI Hsg. Authority (Moraine Ridge)	6.150		12/01/2030	12/01/2008	B	121,340
85,000	Janesville, WI Industrial Devel. (Paramount Communications)	7.000		10/15/2017	10/15/2008	B	85,723
50,000	Kenosha, WI Hsg. Authority Multifamily Hsg. (Glaser Financial Group)	6.000		11/20/2041	05/20/2010	B	50,081
240,000	Madison, WI Industrial Devel. (Madison Gas & Electric Company)[1]	5.875		10/01/2034	10/01/2034		229,188
100,000	Madison, WI Parking System	5.600		02/01/2012	02/01/2009	B	100,128
40,000	Milwaukee County, WI Airport	5.750		12/01/2025	12/01/2023	A	36,267
30,000	Milwaukee, WI Redevel. Authority (City Hall Square)	6.300		08/01/2038	02/01/2009	B	30,113
25,000	Oak Creek, WI Hsg. Authority (Wood Creek)	5.139	[3]	01/20/2010	01/20/2010		23,315
100,000	River Falls, WI Electric Utility	5.600		10/01/2008	10/01/2008		100,008
20,000	WI GO1	5.000		05/01/2012	05/01/2009	B	20,071
400,000	WI GO1	5.300		05/01/2023	11/01/2008	B	401,220
70,000	WI GO1	5.500		11/01/2026	09/07/2025	A	65,798
85,000	WI GO1	6.000		05/01/2027	11/01/2008	B	84,901
120,000	WI H&EFA (Agnesian Healthcare/Waupun Memorial Hospital Obligated Group)[1]	6.000		07/01/2030	07/01/2011	B	116,723
25,000	WI H&EFA (AHC/SLMC/HMH/AMCS Obligated Group)[1]	5.750		08/15/2016	09/01/2010	B	24,999
85,000	WI H&EFA (Marshfield Clinic)[1]	5.750		02/15/2027	01/31/2023	A	82,188
430,000	WI H&EFA (Medical College of Wisconsin)[1]	5.500		12/01/2026	12/01/2008	B	430,009
3,685,000	WI H&EFA (United Health Group)[1]	5.500		12/15/2020	12/15/2008	B	3,685,000
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Wisconsin Continued
$525,000	WI H&EFA (Waukesha Memorial Hospital)[1]	5.250%	08/15/2019	02/15/2009	B	$523,378
135,000	WI Hsg. & EDA[1]	5.750	03/01/2010	03/01/2010		135,599
2,995,000	WI Hsg. & EDA[1]	5.800	09/01/2017	07/01/2009	B	3,011,473
165,000	WI Hsg. & EDA (Home Ownership), Series C1	6.000	09/01/2036	08/03/2010	C	164,502
15,000	WI Hsg. & EDA, Series B1	5.300	11/01/2018	01/01/2009	B	14,497

						66,018,547

Wyoming—0.1%
910,000	Jackson, WY National Rural Utilities Cooperative ( Lower Valley Power & Light Company)[1]	5.875	05/01/2026	06/05/2020	A	869,177
435,000	Lincoln County, WY Pollution Control (PacifiCorp)[1]	5.625	11/01/2021	11/01/2021		411,545
35,000	WY Community Devel. Authority	5.300	12/01/2017	08/27/2010	B	34,262
85,000	WY Community Devel. Authority[1]	5.600	06/01/2035	07/07/2032	A	76,128

						1,391,112

Total Municipal Bond and Notes (Cost $2,077,294,737)						1,943,266,580

Corporate Bonds and Notes—0.0%
17,002	Delta Air Lines, Inc. St. Unsec. Nts.[7] (Cost $16,833)	8.000	12/01/2015	—		7,817
Total Investments, at Value (Cost $2,077,311,570)—106.7%						1,943,274,397
Liabilities in Excess of Other Assets—(6.7)						(121,606,560)

Net Assets—100.0%						$1,821,667,837

Industry classifications are unaudited.
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

*	Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A.	Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

B.	Optional call date; corresponds to the most conservative yield calculation.

C.	Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

D.	Date of mandatory put.

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	When-issued security or delayed delivery to be delivered and settled after September 30, 2008. See Note 1 of accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5.	Represents the current interest rate for a variable or increasing rate security.

6.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

7.	Illiquid security. The aggregate value of illiquid securities as of September 30, 2008 was $32,744,007, which represents 1.80% of the Fund’s net assets. See Note 5 of accompanying Notes.

8.	Issue is in default. See Note 1 of accompanying Notes.

9.	Non-income producing security.

10.	Security is subject to a shortfall and forbearance agreement. See Note 1 of accompanying Notes.

11.	Represents the current interest rate for a variable rate bond known as an “inverse floater.” See Note 1 of accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

ACTS	Adult Communities Total Services

ADA	Atlanta Devel. Authority

AHC	Aurora Healthcare

AHF	American Housing Foundation

AHS	Adventist Health System

AMCS	Aurora Medical Center of Sheboygan County

AUS	Allegheny United Hospital

CAU	Clark Atlanta University

CC	Caritas Christi

CDA	Communities Devel. Authority

CH	Carney Hospital

CHHC	Community Health & Home Care

COP	Certificates of Participation

CV	Chippewa Valley

DKH	Day Kimball Hospital

DRIVERS	Derivative Inverse Tax Exempt Receipts

EAFC	Emery Air Freight Corp.

EDA	Economic Devel. Authority

EDC	Economic Devel. Corp.

EDFA	Economic Devel. Finance Authority

EF&CD	Environmental Facilities and Community Devel.

EWA	Emery Worldwide Airlines

FH	Foothill Hospital

FHA	Federal Housing Agency/Authority

FHS	Freeman Health System

FMC	Flagstaff Medical Center

FNMA	Federal National Mortgage Assoc.

FSCCHM	Franciscan Sisters of Christian Charity Healthcare Ministry.

GO	General Obligation

H&EFA	Health and Educational Facilities Authority
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

H&HEFA	Hospitals and Higher Education Facilities Authority

HDC	Housing Devel. Corp.

HE&HF	Higher Educational and Housing Facilities

HE&HFA	Higher Education and Health Facilities Authority

HEFA	Higher Education Facilities Authority

HFA	Housing Finance Agency

HFC	Housing Finance Corp.

HFDC	Health Facilities Devel. Corp.

HFH	Holy Family Hospital

HMH	Hartford Memorial Hospital

HNE	Healthnet of New England

HSIR	Health Systems of Indian River

HUHS	Hehnamann University Hospital System

IDA	Industrial Devel. Agency

IDC	Industrial Devel. Corp.

IHC	Intermountain Health Care

IRHS	Indian River Health Services

IRMH	Indian River Memorial Hospital

ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

JHF	Jewish Hospital Foundation

JHHS	Jewish Hospital Healthcare Services

JHP	JH Properties

MCP	Medical College Of Pennsylvania

NSU	Northeastern State University

OCC	Oakview Care Center

ROLs	Residual Option Longs

Res Rec	Resource Recovery Facility

SEAM	Sociedad Espanola de Auxilio Mutuo

SEMCB	St. Elizabeth’s Medical Center of Boston

SLMC	St. Luke’s Medical Center

TASC	Tobacco Settlement Asset-Backed Bonds

V.I.	United States Virgin Islands

VRHS	Valley Regional Health System
See accompanying Notes to Financial Statements.
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2008

Assets
Investments, at value (cost $2,077,311,570)—see accompanying statement of investments	$1,943,274,397
Cash	2,690,849
Receivables and other assets:
Investments sold (including $42,096,511 sold on a when-issued or delayed delivery basis)	48,131,043
Interest	35,034,288
Shares of beneficial interest sold	6,255,251
Other	162,664

Total assets	2,035,548,492

Liabilities
Payables and other liabilities:
Investments purchased (including $72,484,502 purchased on a when-issued or delayed delivery basis)	72,921,533
Payable for short-term floating rate notes issued (See Note 1)	93,480,000
Payable on borrowings (See Note 6)	34,300,000
Shares of beneficial interest redeemed	10,126,639
Dividends	1,419,985
Distribution and service plan fees	1,175,589
Interest expense on borrowings	113,528
Shareholder communications	98,844
Transfer and shareholder servicing agent fees	86,661
Trustees’ compensation	18,277
Other	139,599

Total liabilities	213,880,655

Net Assets	$1,821,667,837

Composition of Net Assets
Par value of shares of beneficial interest	$129,229
Additional paid-in capital	1,969,220,749
Accumulated net investment income	9,766,317
Accumulated net realized loss on investments	(23,411,285)
Net unrealized depreciation on investments	(134,037,173)

Net Assets	$1,821,667,837

 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,252,930,743 and 88,796,743 shares of beneficial interest outstanding)	$14.11
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$14.62

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $58,024,161 and 4,115,573 shares of beneficial interest outstanding)	$14.10

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $510,712,933 and 36,316,949 shares of beneficial interest outstanding)	$14.06
See accompanying Notes to Financial Statements.
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2008

Investment Income

Interest	$112,869,747
Other income	1,612

Total investment income	112,871,359

Expenses

Management fees	7,672,002
Distribution and service plan fees:
Class A	3,122,708
Class B	678,362
Class C	5,301,280
Transfer and shareholder servicing agent fees:
Class A	625,543
Class B	57,006
Class C	282,175
Shareholder communications:
Class A	103,972
Class B	9,488
Class C	40,835
Interest expense and fees on short-term floating rate notes issued (See Note 1)	4,003,099
Interest expense on borrowings	2,943,962
Custodian fees and expenses	85,589
Trustees’ compensation	38,883
Accounting service fees	12,000
Other	823,248

Total expenses	25,800,152
Less reduction to custodian expenses	(38,025)

Net expenses	25,762,127

Net Investment Income	87,109,232

Realized and Unrealized Loss
Net realized loss on investments	(20,970,788)
Net change in unrealized depreciation on investments	(162,519,351)

Net Decrease in Net Assets Resulting from Operations	$(96,380,907)

See accompanying Notes to Financial Statements.
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2008	2007

Operations

Net investment income	$87,109,232	$78,233,508
Net realized gain (loss)	(20,970,788)	1,250,164
Net change in unrealized appreciation (depreciation)	(162,519,351)	(48,177,969)

Net increase (decrease) in net assets resulting from operations	(96,380,907)	31,305,703

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(57,878,033)	(54,511,019)
Class B	(2,572,886)	(3,006,936)
Class C	(20,434,406)	(19,652,495)

	(80,885,325)	(77,170,450)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	133,959,851	11,081,946
Class B	(11,907,871)	(17,014,907)
Class C	31,114,192	(23,024,682)

	153,166,172	(28,957,643)

Net Assets

Total decrease	(24,100,060)	(74,822,390)
Beginning of period	1,845,767,897	1,920,590,287

End of period (including accumulated net investment income of $9,766,317 and $3,542,410, respectively)	$1,821,667,837	$1,845,767,897

See accompanying Notes to Financial Statements.
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF CASH FLOWS September 30, 2008

Cash Flows from Operating Activities

Net decrease in net assets from operations	$(96,380,907)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(787,294,361)
Proceeds from disposition of investment securities	855,390,634
Short-term investment securities, net	(168,140,209)
Premium amortization	10,151,587
Discount accretion	(7,678,176)
Net realized loss on investments	20,970,788
Net change in unrealized depreciation on investments	162,519,351
Increase in interest receivable	(5,871,789)
Increase in receivable for securities sold	(39,929,481)
Increase in other assets	(90,053)
Increase in payable for securities purchased	72,232,238
Decrease in payable for accrued expenses	(425,775)

Net cash provided by operating activities	15,453,847

Cash Flows from Financing Activities

Proceeds from bank borrowings	1,020,500,000
Payments on bank borrowings	(1,079,800,000)
Payments on short-term floating rate notes issued	(28,785,000)
Proceeds from shares sold	924,413,539
Payments on shares redeemed	(822,062,276)
Cash distributions paid	(27,184,224)

Net cash used in financing activities	(12,917,961)

Net increase in cash	2,535,886
Cash, beginning balance	154,963

Cash, ending balance	$2,690,849

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $53,430,533.
Cash paid for interest on bank borrowings—$3,426,704.
Cash paid for interest on short-term floating rate notes issued—$4,003,099.
See accompanying Notes to Financial Statements.
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$15.53	$15.91	$15.85	$15.18	$14.70

Income (loss) from investment operations:
Net investment income	.74 [1]	.69 [1]	.68 [1]	.69 [1]	.73
Net realized and unrealized gain (loss)	(1.47)	(.39)	.05	.68	.51

Total from investment operations	(.73)	.30	.73	1.37	1.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.69)	(.68)	(.67)	(.70)	(.76)

Net asset value, end of period	$14.11	$15.53	$15.91	$15.85	$15.18

Total Return, at Net Asset Value[2]	(4.86)%	1.88%	4.70%	9.17%	8.62%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$1,252,931	$1,239,709	$1,259,280	$943,010	$491,985

Average net assets (in thousands)	$1,259,577	$1,272,585	$1,122,551	$691,251	$371,845

Ratios to average net assets:[3]
Net investment income	4.93%	4.36%	4.34%	4.41%	4.94%
Expenses excluding interest and fees from short-term floating rate notes issued	0.93%	0.90%	0.89%	0.93%	0.96%
Interest and fees from short-term floating rate notes issued[4]	0.22%	0.28%	0.25%	0.16%	0.11%

Total expenses	1.15%	1.18%	1.14%	1.09%	1.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.14%	1.18%	1.14%	1.08%	1.07%

Portfolio turnover rate	49%	16%	19%	20%	23%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.
See accompanying Notes to Financial Statements.
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$15.51	$15.90	$15.84	$15.17	$14.69

Income (loss) from investment operations:
Net investment income	.62 [1]	.57 [1]	.56 [1]	.58 [1]	.63
Net realized and unrealized gain (loss)	(1.46)	(.41)	.04	.67	.50

Total from investment operations	(.84)	.16	.60	1.25	1.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.55)	(.54)	(.58)	(.65)

Net asset value, end of period	$14.10	$15.51	$15.90	$15.84	$15.17

Total Return, at Net Asset Value[2]	(5.56)%	1.03%	3.90%	8.34%	7.81%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$58,024	$76,085	$95,056	$105,404	$95,267

Average net assets (in thousands)	$67,746	$85,328	$101,464	$101,504	$84,577

Ratios to average net assets:[3]
Net investment income	4.14%	3.59%	3.59%	3.70%	4.21%
Expenses excluding interest and fees from short-term floating rate notes issued	1.73%	1.68%	1.67%	1.69%	1.72%
Interest and fees from short-term floating rate notes issued[4]	0.22%	0.28%	0.25%	0.16%	0.11%

Total expenses	1.95%	1.96%	1.92%	1.85%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	1.96%	1.92%	1.85%	1.83%

Portfolio turnover rate	49%	16%	19%	20%	23%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.
See accompanying Notes to Financial Statements.
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Class C Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$15.48	$15.86	$15.81	$15.14	$14.66

Income (loss) from investment operations:
Net investment income	.63 [1]	.57 [1]	.57 [1]	.57 [1]	.63
Net realized and unrealized gain (loss)	(1.47)	(.39)	.03	.68	.50

Total from investment operations	(.84)	.18	.60	1.25	1.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.56)	(.55)	(.58)	(.65)

Net asset value, end of period	$14.06	$15.48	$15.86	$15.81	$15.14

Total Return, at Net Asset Value[2]	(5.60)%	1.13%	3.87%	8.38%	7.85%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$510,713	$529,974	$566,254	$522,684	$306,784

Average net assets (in thousands)	$529,924	$551,823	$557,832	$406,498	$243,380

Ratios to average net assets:[3]
Net investment income	4.18%	3.62%	3.60%	3.68%	4.20%
Expenses excluding interest and fees from short-term floating rate notes issued	1.69%	1.65%	1.64%	1.66%	1.69%
Interest and fees from short-term floating rate notes issued[4]	0.22%	0.28%	0.25%	0.16%	0.11%

Total expenses	1.91%	1.93%	1.89%	1.82%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.93%	1.89%	1.82%	1.80%

Portfolio turnover rate	49%	16%	19%	20%	23%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.
See accompanying Notes to Financial Statements.
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Limited Term Municipal Fund (the “Fund”) is a separate series of Oppenheimer Municipal Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income exempt from federal income tax. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of September 30, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$72,484,502
Sold securities	42,096,511
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $99,914,410 as of September 30, 2008, which represents 4.91% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”)
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but do not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At September 30, 2008, municipal bond holdings with a value of $128,353,034 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $93,480,000 in short-term floating rate notes issued and outstanding at that date.
At September 30, 2008, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$ 4,000,000	Chicago, IL O’Hare International Airport (General Airport), Series A DRIVERS	2.560%	1/1/23	$3,440,000
500,000	Denver, CO City & County Airport ROLs[3]	7.590	11/15/14	529,250
750,000	Denver, CO City & County Airport ROLs[3]	7.590	11/15/15	782,400
750,000	Denver, CO City & County Airport ROLs[3]	7.590	11/15/16	770,445
500,000	Denver, CO City & County Airport ROLs[3]	7.590	11/15/18	502,120
1,695,000	HI Airports System ROLs[3]	4.740	7/1/18	1,460,175
3,740,000	Lee County, FL Airport ROLs	5.090	10/1/32	2,993,795
5,000,000	NY Tobacco Settlement Financing Corp. DRIVERS	2.460	6/1/17	5,117,750
4,710,000	RI Student Loan Authority ROLs	2.371	12/1/23	3,345,701
6,200,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) DRIVERS	—	12/1/38	5,178,674
4,870,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) DRIVERS	—	6/1/39	4,319,057
2,300,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) ROLs	2.490	12/1/38	1,726,104
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$1,850,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) ROLs[3]	3.330%	6/1/39	$1,513,633
2,000,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) ROLs[3]	2.130	6/1/39	1,784,680
2,045,000	VA Hsg. Devel. Authority ROLs	1.530	1/1/27	1,409,250
				$34,873,034

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on pages F50 and F51 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater”.

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of September 30, 2008, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $36,640,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2008, securities with an aggregate market value of $6,237,019, representing 0.34% of the Fund’s net assets, were in default.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation Based
on Cost of Securities
Undistributed	Undistributed		and Other Investments
Net Investment	Long-Term	Accumulated Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$12,739,068	$—	$23,540,386	$133,908,071

1.	As of September 30, 2008, the Fund had $2,826,616 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2008, details of the capital loss carryforwards were as follows:

Expiring

2012	$662,053
2015	70,040
2016	2,094,523

Total	$2,826,616

2.	As of September 30, 2008, the Fund had $20,713,770 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended September 30, 2008, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended September 30, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended September 30, 2008 and September 30, 2007 was as follows:

	Year Ended	Year Ended
	September 30, 2008	September 30, 2007

Distributions paid from:
Exempt-interest dividends	$80,752,207	$76,614,003
Ordinary income	133,118	556,447
Long-term capital gain	—	—
Return of capital	—	—

Total	$80,885,325	$77,170,450

 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,983,614,501

Gross unrealized appreciation	$6,956,106
Gross unrealized depreciation	(140,864,177)

Net unrealized depreciation	$(133,908,071)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	47,552,005	$718,655,734	32,035,735	$506,811,879
Dividends and/or distributions reinvested	2,719,208	40,874,240	2,474,563	39,124,040
Redeemed	(41,319,485)	(625,570,123)	(33,819,817)	(534,853,973)

Net increase	8,951,728	$133,959,851	690,481	$11,081,946

Class B
Sold	657,208	$9,834,214	339,241	$5,354,471
Dividends and/or distributions reinvested	108,002	1,625,197	117,262	1,853,139
Redeemed	(1,553,817)	(23,367,282)	(1,531,258)	(24,222,517)

Net decrease	(788,607)	$(11,907,871)	(1,074,755)	$(17,014,907)

Class C
Sold	13,081,024	$196,909,202	6,701,772	$105,676,863
Dividends and/or distributions reinvested	729,699	10,931,096	674,687	10,634,620
Redeemed	(11,737,339)	(176,726,106)	(8,832,619)	(139,336,165)

Net increase (decrease)	2,073,384	$31,114,192	(1,456,160)	$(23,024,682)

 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2008, were as follows:

	Purchases	Sales

Investment securities	$787,294,361	$855,390,634
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $500 million	0.400
Accounting Services Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2008, the Fund paid $970,312 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans,
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25 % per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2008 for Class C shares was $10,531,464. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

September 30, 2008	$491,592	$136,056	$109,696	$99,535
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of September 30, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.907% as of September 30, 2008). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of September 30, 2008, the Fund had borrowings outstanding at an interest rate of 2.907%. Details of the borrowings for the year ended September 30, 2008 are as follows:

Average Daily Loan Balance	$78,543,716
Average Daily Interest Rate	3.681%
Fees Paid	$481,603
Interest Paid	$3,426,704
7. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of September 30, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Change In Independent Registered Public Accounting Firm (Unaudited)
At a meeting held on August 20, 2008, the Board of Trustees of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Appendix A

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the “Distributor”), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and SAI of the applicable Oppenheimer funds, the term “Retirement Plan” refers to the following types of plans:

1)     plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,

2)     non-qualified deferred compensation plans,

3)     employee benefit plans4
4)     Group Retirement Plans5
5)     403(b)(7) custodial plan accounts
6)     Individual Retirement Accounts (“IRAs”), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the “Transfer Agent”) of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the “Manager”).

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under “Class A Contingent Deferred Sales Charge.”6 This waiver provision applies to:

❑	Purchases of Class A shares aggregating $1 million or more.

❑

Purchases of Class A shares, prior to March 1, 2007 by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

1)     through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

2)     by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

❑	Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

1)     The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. (“Merrill Lynch”) on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. (“MLIM”), that are made available under a Service Agreement between Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as “Applicable Investments”).

2)     The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

3)     The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A.     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

❑	The Manager or its affiliates.

❑

Present or former officers, directors, trustees and employees (and their “immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling ’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

❑	Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

❑

Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).

❑

Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

❑

Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

❑

“Rabbi trusts” that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

❑

Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

❑

Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

❑	A unit investment trust that has entered into an appropriate agreement with the Distributor.

❑

Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

❑

Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

❑

A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

❑

Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

❑	Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.

❑

Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

B.     Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

❑	Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

❑

Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

❑	Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

❑	Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

❑	Shares purchased in amounts of less than $5.00.

2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

❑	Retirement Plans that have $5 million or more in plan assets.

❑	Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C.     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

❑	To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

❑	Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to “Shareholder Account Rules and Policies,” in the applicable fund Prospectus).

❑	For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established.

2)     To return excess contributions.

3)     To return contributions made due to a mistake of fact.

4)	Hardship withdrawals, as defined in the plan.[7]

5)     Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6)     To meet the minimum distribution requirements of the Internal Revenue Code.

7)     To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.

8)     For loans to participants or beneficiaries.

9)     Separation from service.8
10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

11)     Plan termination or “in-service distributions,” if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

❑	For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

❑	For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.

❑

For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record’s broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.     Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

❑	Shares redeemed involuntarily, as described in “Shareholder Account Rules and Policies,” in the applicable Prospectus.

❑

Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

❑

The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).

❑	Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record’s broker-dealer of record for the account.

❑	Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

❑

Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

❑

Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan’s first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

❑	Distributions[9] from Retirement Plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established in an Oppenheimer fund.

2)     To return excess contributions made to a participant’s account.

3)     To return contributions made due to a mistake of fact.

4)     To make hardship withdrawals, as defined in the plan.10
5)     To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
6)     To meet the minimum distribution requirements of the Internal Revenue Code.
7)     To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.
8)     For loans to participants or beneficiaries.11
9)     On account of the participant’s separation from service.12
10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
11)     Distributions made on account of a plan termination or “in-service” distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
12)     For distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account’s value, adjusted annually.
13)     Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account’s value, adjusted annually.
14)     For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

❑

Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

❑

Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k)(excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.

❑	Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

B.     Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

❑	Shares sold to the Manager or its affiliates.

❑	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Shares issued in plans of reorganization to which the Fund is a party.

❑

Shares sold to present or former officers, directors, trustees or employees (and their “immediate families” as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or SAI of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

Oppenheimer Rising Dividends Fund, Inc.          Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Quest Balanced Fund               Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Opportunity Value Fund

     These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund     Quest for Value New York Tax-Exempt Fund

Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt Fund

Quest for Value Global Income Fund     Quest for Value California Tax-Exempt Fund

     All of the funds listed above are referred to in this Appendix as the “Former Quest for Value Funds.” The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

❑	acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

❑

purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.     Reductions or Waivers of Class A Sales Charges.

Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of “Associations” formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Initial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or Fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

     For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund’s Prospectus.

     Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund’s Prospectus and SAI. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

•

Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

•	Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

     Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.     Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

•

withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

•	liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

•	redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

•	withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

•	liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder’s account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a “Fund” in this section):

Oppenheimer U. S. Government Trust,
Oppenheimer Core Bond Fund,
Oppenheimer Value Fund and

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the “Former Connecticut Mutual Funds”) on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account     Connecticut Mutual Total Return Account

Connecticut Mutual Government Securities Account     CMIA LifeSpan Capital Appreciation Account

Connecticut Mutual Income Account     CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account     CMIA Diversified Income Account

A.     Prior Class A CDSC and Class A Sales Charge Waivers.

Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the “prior Class A CDSC”). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

1)     persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund’s policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

2)     persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

1)     any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

2)     any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

3)     Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;

4)     employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. (“CMFS”), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

5)     one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

6)     an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.     Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

1)     by the estate of a deceased shareholder;

2)     upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

3)     for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

4)	as tax-free returns of excess contributions to such retirement or employee benefit plans;

5)     in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

6)     in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

7)     in connection with the Fund’s right to involuntarily redeem or liquidate the Fund;

8)     in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9)     as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund’s Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the “Fund” in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of current Class M shareholders listed below who, prior to March 11, 1996, owned shares of the Fund’s then-existing Class A and were permitted to purchase those shares at net asset value without a sales charge:

o	the Manager and its affiliates,

o

present or former officers, directors, trustees and employees (and their “immediate families” as defined in the Fund’s SAI) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees,

o	registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund’s prior investment adviser or distributor for that purpose,

o	dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

o

employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

o

dealers, brokers, or registered investment advisers that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

o

dealers, brokers or registered investment advisers that had entered into an agreement with the Distributor or prior distributor of the Fund’s shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

Appendix B

MUNICIPAL BOND RATINGS DEFINITIONS

A bond rating performs the isolated function of credit risk evaluation. A bond rating does not constitute a recommendation to invest in a bond and does not take into consideration the risk preference of the investor. While many factors go into the investment decision making process, the bond rating is often the single most important factor affecting the interest cost on bonds.

There are three major nationally-recognized rating agencies for municipal bonds: Standard & Poor's Ratings Services (“S&P”), Moody's Investors Service, Inc. (“Moody's”) and Fitch Ratings (“Fitch”). Of the three rating agencies, S&P and Moody's rate over 80% of all municipal and corporate bonds. Below are summaries of the rating definitions used by S&P Moody’s and Fitch for municipal securities.

In assigning a rating for general obligation bonds, the rating agencies generally assess, among other things, the following factors: economy, debt structure, financial condition, demographic factors, and management practices of the governing body and administration. The above criteria are also used to analyze revenue bonds and lease obligations although additional credit criteria is considered (e.g., users and user charges for utilities) and the covenants and protections offered by the bond documents are highly important. Rating agencies use mathematical ratios to compare an issuer to others; however, a rating is not a scientific evaluation and subjective evaluation appears to also play a role in the final rating assigned.

Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Municipal Long-Term Rating Definitions

S&P

S&P may modify ratings from “AA” to “CCC” by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ are more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ are currently highly vulnerable to nonpayment.

C: The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated ‘D’ are in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa through Caa.

•	The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category;

•	the modifier 2 indicates a mid- range ranking; and

•	the modifier 3 indicates a ranking in the lower end of that generic rating category.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Fitch

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

B-1

Municipal short-Term Obligation Ratings

S&P

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than one year, including commercial paper.

A-1: A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s

Moody’s uses three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

Variable Rate Demand Obligations (VRDOs). In the case of VRDOs, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. If either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Fitch

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

B-2

Oppenheimer Limited Term Municipal Fund

Internet Website:

     www.oppenheimerfunds.com

Investment Adviser

OppenheimerFunds, Inc.

Two World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

Distributor

OppenheimerFunds, Inc.

Two World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

Transfer Agent

OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP(225.5677)

Custodian Bank

Citibank, N.A.
111 Wall Street

New York, New York 10005

Independent Registered Public Accounting Firm

KPMG llp

707 Seventeenth Street

Denver, Colorado 80202

Legal Counsel

Bell, Boyd & Lloyd LLP
70 West Madison Street, Suite 3100

Chicago, Illinois 60602

1234

PX0860.001.0109.rev0509

1 In accordance with Rule 12b-1 of the Investment Company Act, the term “Independent Trustees” in this SAI refers to those Trustees who are not “interested persons” of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

2 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.

3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund’s Early Withdrawal Charges and references to “redemptions” mean “repurchases” of shares.

4 An “employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

5 The term “Group Retirement Plan” means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term “Group Retirement Plan” also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

7 This provision does not apply to IRAs.

8 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.

9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

10 This provision does not apply to IRAs.

11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.